                                                                     EXHIBIT 4.7

================================================================================

                            PARTICIPATION AGREEMENT

                                     among

                      MOBIL CHEMICAL FINANCE (TEXAS) INC.,
                                     Lessee

                              FLEET NATIONAL BANK,
                               Owner Participant


                           WILMINGTON TRUST COMPANY,
                                 Owner Trustee


                      STATE STREET BANK AND TRUST COMPANY,
                   Pass Through Trustee and Loan Participant

                                      and

                      STATE STREET BANK AND TRUST COMPANY,
                               Indenture Trustee



                          Dated as of May 28, 1997

================================================================================

                     Certain Paraxylene Production Facility
                       Assets Located in Beaumont, Texas

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                      Page
RECITALS.............................................................   1

Section 1.   Definitions; Interpretation.............................   3

Section 2.   Commitments of Participants; Closing;
 2.1.         Funding; Transaction Expenses..........................   3
 2.1.        Commitment of Owner Participant.........................   3
 2.2.        Commitments of Pass Through Trustee; Secured
              Notes..................................................   4
 2.3.        Expiration of Commitments...............................   4
 2.4.        Notice of Closing Date..................................   4
 2.5.        Time and Place of Closing...............................   5
 2.6.        Delivery of Funds.......................................   5
 2.7.        Application of Funds by Owner Trustee...................   5
 2.8.        Actions on Closing Date.................................   6
 2.9.        Transaction Expenses....................................   6
 2.10.       Authorization to Owner Trustee..........................   8
 2.11.       Registration Statement..................................   8
 2.12.       Recomputation of Basic Rent, Stipulated
              Loss Value, Termination Value and EBO
              Percentages............................................   8

Section 3.  Conditions to Closing by Lessee..........................   11
 3.1.       Closing Documents........................................   11
 3.2.       Legality, Etc............................................   12
 3.3.       Event of Loss............................................   12
 3.4.       Consents and Approvals...................................   12
 3.5.       Opinions.................................................   13
 3.6.       Litigation...............................................   14
 3.7.       Appraisal................................................   14
 3.8.       Equity Offering..........................................   14
 3.9.       Payment of Lessor's Cost.................................   14
 3.10.      Sale of Pass Through Certificates........................   14
 3.11.      No Uneconomic Change; Other Changes......................   14
 3.12.      Officer's Certificates...................................   15
 3.13.      Resolutions, Etc.........................................   16
 3.14.      Completion Certificate...................................   17

Section 4.  Conditions to Closing by Participants....................   17
  4.1.      Notice of Closing........................................   18
  4.2.      Closing Documents........................................   18
  4.3.      Legality, Etc............................................   19
  4.4.      Event of Loss............................................   19
  4.5.      Appraisal................................................   19
  4.6.      Insurance................................................   19

                                       i

  4.7.      Opinions.................................................   19
  4.8.      Taxes....................................................   20
  4.9.      Officer's Certificates...................................   20
 4.10.      Resolutions, Etc.........................................   22
 4.11.      Litigation...............................................   24
 4.12.      Equity Offering..........................................   24
 4.13.      Investment and Loans.....................................   24
 4.14.      Consents and Approvals...................................   24
 4.15.      Title; Filings and Recordings............................   25
 4.16.      Sale of Pass Through Certificates........................   26
 4.17.      No Default Under Lease...................................   26
 4.18.      No Material Adverse Change...............................   26
 4.19.      Completion Certificate...................................   26
 4.20.      Condition of the Facility................................   26
 4.21.      Nothing Further Certificate..............................   26

Section 5.  Representations and Warranties of the
             Lessee..................................................   27
 5.1.        Due Organization........................................   27
 5.2.       Authorization............................................   27
 5.3.       Execution; Enforceability................................   27
 5.4.       No Violation.............................................   28
 5.5.       Consents and Approvals...................................   28
 5.6.       Securities Act...........................................   29
 5.7.       Title; Filings and Recordings............................   30
 5.8.       Chief Place of Business..................................   30
 5.9.       Litigation...............................................   30
 5.10.      No Default...............................................   31
 5.11.      Event of Loss............................................   31
 5.12.      Environmental Matters....................................   31
 5.13.      Description of Facility Assets...........................   31
 5.14.      Disclosure Representation................................   31
 5.15.      Investment Company Act...................................   32
 5.16.      No Brokers' Fees.........................................   32
 5.17.      Holding Company..........................................   32
 5.18.      DISCLAIMER OF REPRESENTATIONS AND
             WARRANTIES..............................................   32

Section 6.  Representations and Warranties of Owner
             Participant.............................................   33
 6.1.       Due Organization.........................................   33
 6.2.       Authorization; Execution; Enforceability.................   33
 6.3.       No Violation.............................................   34
 6.4.       Owner Participant's Liens................................   34
 6.5.       Acquisition for Investment...............................   34
 6.6.       Securities Act...........................................   34
 6.7.       ERISA....................................................   35
 6.8.       Investment Company Act...................................   35
 6.9.       Litigation...............................................   35
 6.10.      No Default...............................................   35

                                       ii

 6.11.      Net Worth................................................   35
 6.12.      No Brokers' Fees.........................................   35

Section 7.  Representations and Warranties of Pass Through
             Trustee.................................................   36
 7.1.       Due Organization.........................................   36
 7.2.       Authorization; Execution; Enforceability.................   36
 7.3.       No Violation.............................................   37
 7.4.       Litigation...............................................   37
 7.5.       Pass Through Trustee's Liens.............................   38
 7.6.       Securities Act...........................................   38
 7.7.       No Taxes Payable.........................................   38

Section 8.  Representations and Warranties of the Trust
             Company and the Owner Trustee...........................   39
 8.1.       Due Organization.........................................   39
 8.2.       Authorization; Execution; Enforceability.................   39
 8.3.       No Violation.............................................   40
 8.4.       No Default...............................................   41
 8.5.       Litigation...............................................   42
 8.6.       Lessor's Liens...........................................   42
 8.7.       Securities Act...........................................   42
 8.8.       Chief Place of Business..................................   43
 8.9.       No Taxes Payable.........................................   43
 8.10.      Title....................................................   43

Section 9.  Representations and Warranties of the
             Indenture Trustee.......................................   43
 9.1.       Due Organization.........................................   43
 9.2.       Authorization; Execution; Enforceability.................   44
 9.3.       No Violation.............................................   45
 9.4.       Litigation...............................................   45
 9.5.       Indenture Trustee's Liens................................   45
 9.6.       No Taxes Payable.........................................   45

Section 10. Lessee Covenants.........................................   46
10.1.       Officer's Certificate....................................   46
10.2.       Requested Information....................................   46
10.3.       Maintenance of Corporate Existence, Etc..................   46
10.4.       Merger, Consolidation, Sale, Etc.........................   47
10.5.       Change in Name or Chief Place of Business................   49
10.6.       Further Assurances.......................................   49
10.7.       Inspection...............................................   49
10.8.       Limitation on Acquisition of Pass Through
             Certificates............................................   51
10.9.       Support Agreements.......................................   51
10.10.      Certain Agreements Relating to the Ground Lease..........   54


                                      iii

Section 11. Other Covenants and Agreements...........................   54
 11.1.      Agreements of Owner Participant..........................   54
 11.2.      Agreements of the Trust Company and the
             Owner Trustee...........................................   58
 11.3.      Agreements of Pass Through Trustee and Loan
             Participant.............................................   60
 11.4.      Agreements of Indenture Trustee..........................   62
 11.5.      Confidentiality..........................................   63
 11.6.      Assumption of Secured Notes..............................   65
 11.7.      Certain Agreements Relating to the Lease.................   65

Section 12. Indemnification..........................................   65
 12.1.      General Indemnification..................................   65
 12.2.      General Tax Indemnification..............................   73
 12.3.      No Guarantee.............................................   83

Section 13. Transfer of Owner Participant's Interest.................   83
13.1.       Restrictions on Transfer.................................   83
13.2.       Permitted Transfers......................................   84
13.3.       Effect of Transfer.......................................   86

Section 14. Financing for Modifications..............................   87

Section 15. Refunding of Secured Notes...............................   89
 15.1.      Refunding of Secured Notes...............................   89
 15.2.      Notice...................................................   93

Section 16. Beneficial Interest Purchase Option......................   92
 16.1.      Option to Purchase.......................................   92
 16.2.      Notice of Election; Manner of Purchase;
             Transfer After Purchase.................................   92

Section 17. Miscellaneous............................................   94
 17.1.      Survival.................................................   94
 17.2.      Binding Effect...........................................   94
 17.3.      Notices..................................................   94
 17.4.      Counterpart Execution....................................   95
 17.5.      GOVERNING LAW............................................   95
 17.6.      Amendments, Supplements, Etc.............................   95
 17.7.      Headings; Table of Contents..............................   95
 17.8.      Severability of Provisions...............................   95
 17.9.      Entire Agreement.........................................   96
 17.10.     Limitation of Liability of Owner Trustee, Indenture
             Trustee and Pass Through Trustee........................   96
 17.11.     Jurisdiction; Service of Process.........................   99
 17.12.     Instructions.............................................   99
 17.13.     Rule Against Perpetuities................................  100

                                       iv

Appendix A  Definitions

SCHEDULES

Schedule 1  Addresses for Notices and Payments
Schedule 2  Pricing Assumptions
Schedule 3  Filings and Recordings
Schedule 4  Lessee's Net Present Value Cost Percentage

EXHIBITS

Exhibit A   Form of Conveyancing Instrument
Exhibit B   Form of Lease
Exhibit C   Form of Indenture
Exhibit D   Form of Ground Lease
Exhibit E   Form of Owner Participant Transfer Document
Exhibit F   Form of Assignment of Warranties

                                       v

                            PARTICIPATION AGREEMENT
                            -----------------------


          THIS PARTICIPATION AGREEMENT, dated as of May 28, 1997, is among
MOBIL CHEMICAL FINANCE (TEXAS) INC., a Delaware corporation, FLEET NATIONAL
BANK, a national banking association, STATE STREET BANK AND TRUST COMPANY, a
Massachusetts trust company, not in its individual capacity except to the extent expressly set forth herein but solely as Pass Through Trustee under the Pass
Through Trust Documents and as Loan Participant, WILMINGTON TRUST COMPANY, a
Delaware banking corporation, not in its individual capacity as Trust Company except to the extent expressly set forth herein but solely as Owner Trustee under the Trust Agreement, and STATE STREET BANK AND TRUST COMPANY, a
Massachusetts trust company, not in its individual capacity except to the extent expressly set forth herein but solely as Indenture Trustee under the Indenture.

                                   RECITALS:

          A. Mobil Oil Corporation, a New York corporation, as of the date hereof, owns the right, title and interest in and to the Facility Assets.

          B.  Subject to the terms and conditions set forth herein, on the
Closing Date (1) Mobil Oil Corporation shall sell all of its right, title and
              -
interest in and to the Facility Assets to the Owner Trustee pursuant to
Conveyancing Instrument, substantially in the Form of Exhibit A hereto; (2)
                                                                         -
the Owner Trustee shall purchase all of Mobil Oil Corporation's right, title and interest in and to the Facility Assets pursuant to the Conveyancing Instrument and, simultaneously with such purchase, shall lease the Facility Assets to the
Lessee pursuant to the Lease and (3) the Lessee shall lease the Facility Assets
                                  -
from the Owner Trustee pursuant to the Lease and sublease the Facility Assets to the Operator pursuant to the Initial Sublease.

          C.  Subject to the terms and conditions herein, on the Closing Date, the Owner Trustee and the Lessee shall execute and deliver a certain Facility
Assets Lease Agreement, to be dated as of the Closing Date, substantially in the form of Exhibit B hereto (such Facility Assets Lease Agreement, as the same is further defined in Appendix A, being referred to herein as the "Lease"),
                                                                -----
pursuant to which Lease, subject to the terms and conditions set forth therein and herein, the Owner Trustee agrees to lease to the Lessee, and the Lessee agrees to lease from the Owner Trustee, the

Facility Assets on the Closing Date and sublease the Site to the Lessee.

          D.  Concurrently with the execution and delivery of this Participation
Agreement, the Owner Participant and the Owner Trustee have entered into the Trust Agreement, pursuant to which Trust Agreement the Owner Trustee has agreed, among other things, to hold the Trust Estate for the benefit of the Owner
Participant on the terms specified therein, subject, however, to the Lien created under the Indenture.

          E.  Subject to the terms and conditions herein, on the Closing Date, the Owner Trustee and the Indenture Trustee shall execute and deliver a certain Indenture, Deed of Trust, Assignment of Lease and Security Agreement, to
be dated as of the Closing Date, substantially in the form of Exhibit C hereto
(such Indenture, as the same is further defined in Appendix A, being referred to herein as the "Indenture"), pursuant to which Indenture the Owner Trustee, for
               ---------
the benefit of the Loan Participant, has agreed, among other things, to mortgage and pledge unto the Indenture Trustee, all of the Owner Trustee's right, title and interest in and to the Indenture Estate.

          F. Subject to the terms and conditions herein, on the Closing Date, the Ground Lessor and the Owner Trustee, as Ground Lessee, shall enter into the Ground Lease, substantially in the form of Exhibit D hereto (such Ground Lease, as the same is further defined in Appendix A, being referred to herein as the

"Ground Lease"), pursuant to which Ground Lease the Ground Lessor shall lease
-------------
the Site to the Ground Lessee.

          G.  Subject to the terms and conditions herein, on the Closing Date, the Lessee and the Owner Participant shall execute and deliver to each other a certain Tax Indemnity Agreement, to be dated as of the Closing Date (such Tax
Indemnity Agreement, as the same is further defined in Appendix A, being referred to herein as the "Tax Indemnity Agreement"), pursuant to which Tax
                           -----------------------
Indemnity Agreement the Lessee has agreed to provide, in addition to the indemnities provided to the Indemnitees pursuant to Section 12 hereof, certain indemnities to the Owner Participant.

                                       2

          H. The Pass Through Trustee, the Guarantor, the Lessee and certain other Persons have executed the Pass Through Trust Agreement and, subject to the terms and conditions herein, the Pass Through Trustee, the Guarantor and the Lessee shall execute and deliver, on or prior to the Closing Date, Pass Through
Trust Supplements relating to the Pass Through Certificates.

          I.  Concurrently with the execution and delivery of this Participation
Agreement, the Guarantor has entered into the Guaranty whereby the Guarantor will guarantee the Lessee's obligations hereunder and under the other Operative
Documents to which the Lessee is or will be a party.

          J. Subject to the terms and conditions herein, the Owner Participant desires to participate in the payment of Lessor's Cost on the Closing Date by providing its Investment to the Owner Trustee, and the Pass Through Trustee, as Loan Participant, desires to participate in the payment of Lessor's Cost on the Closing Date by purchasing the Secured Notes from the Owner Trustee in such amounts as shall be set forth on Exhibit B-2 to the Indenture.

          Accordingly, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1.  Definitions; Interpretation.  For the purposes hereof,
                      ---------------------------
capitalized terms used herein (including those used in the preamble and the foregoing recitals) and not otherwise defined herein shall have the meanings assigned to them in Appendix A.  References in this Participation Agreement to
Sections, subsections, paragraphs, Schedules, Appendices and Exhibits are to
Sections, subsections and paragraphs in, and Schedules, Appendices and
Exhibits to, this Participation Agreement unless otherwise indicated.

          Section 2.  Commitments of Participants; Closing;
                      -------------------------------------
Funding; Transaction Expenses.
-----------------------------

          2.1.  Commitment of Owner Participant.  Subject to the terms and
                -------------------------------
conditions of this Participation Agreement, the Owner Participant agrees to participate on the Closing Date in the payment of Lessor's Cost by making an equity investment (the "Investment") in the beneficial ownership of the Facility
                        ----------
Assets in an amount equal to the product of (i) Lessor's Cost and (ii) the
                                             -                     --
Equity Percentage, and shall, on

                                       3

the Closing Date, take and cause the Owner Trustee to take the respective actions specified in Sections 2.7 and 2.8 to be taken by the Owner Participant and the Owner Trustee.

          2.2.  Commitments of Pass Through Trustee; Secured Notes.  Subject to
                --------------------------------------------------
the terms and conditions of this Participation Agreement, the Pass Through
Trustee, as Loan Participant, agrees to participate on the Closing Date in the payment of Lessor's Cost by purchasing from the Owner Trustee the Secured Notes specified to be purchased by it on Exhibit B-2 to the Indenture at a purchase price equal to 100% of the aggregate original principal amount of the Secured
Notes, and shall, on the Closing Date, take and cause the Indenture Trustee to take the respective actions specified in Section 2.8 to be taken by the Pass
Through Trustee, as Loan Participant, and the Indenture Trustee. The Secured
Notes shall be issued to the Pass Through Trustee, as Loan Participant, under, and in accordance with, the terms of the Indenture.

          2.3.  Expiration of Commitments.  Unless the Owner Participant shall
                -------------------------
agree to a later date, the Owner Participant's commitment to make the
Investment on the Closing Date pursuant to Section 2.1 shall expire if the
Closing Date shall not have occurred before midnight on May 30, 1997.  Unless the Pass Through Trustee, as Loan Participant, shall agree to a later date, the
Pass Through Trustee's commitment, as Loan Participant, to purchase the Secured
Notes pursuant to Section 2.2 shall expire if the Closing Date shall not have occurred before midnight on July 28, 1997.

          2.4.  Notice of Closing Date.  On or before the second Business Day
                ----------------------
prior to the Closing Date, the Lessee shall deliver to each Participant written notice of the Closing Date, which notice shall contain (a) the date of the
                                                        -
Closing Date, (b) the amount of Lessor's Cost, (c) the amount of the Investment
               -                                -
and (d) the principal amount of the Secured Notes to be purchased by the Pass
     -
Through Trustee, as Loan Participant, on the Closing Date; provided, however,
                                                           --------  -------
that the funding of the Investment or the funding of the purchase price for the
Secured Notes to be purchased by the Pass Through Trustee, as Loan Participant, on the Closing Date, as the case may be, and the taking of the other actions contemplated to be taken hereby, in each case on the Closing Date, shall be deemed a waiver of the requirement of notice of the Closing Date set forth in this Section 2.4.

                                       4

          2.5.  Time and Place of Closing.  The closing on the Closing Date (the
                -------------------------
"Closing") shall commence at 10:00 a.m., New York City time, at the offices of
Debevoise & Plimpton, New York, New York, or at such other location in New York
City and time as the Lessee may specify in the notice of closing for the Closing
Date delivered pursuant to Section 2.4.

          2.6.  Delivery of Funds.  Subject to the terms and conditions of this
                -----------------
Agreement, at or before 10:00 a.m., New York City time, on the Closing Date, the
Owner Participant shall deliver to the Owner Trustee by wire transfer of immediately available funds an amount equal to the Investment to be made by the Owner Participant on the Closing Date, and the Pass Through Trustee, as Loan
Participant, shall deliver to the Owner Trustee by wire transfer of immediately available funds an amount equal to the purchase price of the Secured Notes to be purchased by the Pass Through Trustee, as Loan Participant, on the Closing Date,
in each case to the account of the Owner Trustee specified in Schedule 1 or to such other account as shall be specified in writing by the Owner Trustee to the
Owner Participant and the Pass Through Trustee, as Loan Participant, at least one Business Day prior to the Closing Date, which amounts shall be held by the
Owner Trustee in trust, solely on behalf of the Participant delivering or transferring such amount (and not as part of the Trust Estate), until such
Participant shall have instructed the Owner Trustee that such amount is available to be applied by the Owner Trustee pursuant to Section 2.7.  No
Participant shall be obligated to deliver such instruction if the conditions to its participation set forth in Section 4 have not been met to its satisfaction or waived by it.

          2.7.  Application of Funds by Owner Trustee.  On the Closing Date,
                -------------------------------------
upon receipt by the Owner Trustee of (a) the amount of the Investment to be made
                                      -
by the Owner Participant on the Closing Date; (b) the purchase price of the
                                               -
Secured Notes to be paid by the Pass Through Trustee, as Loan Participant, on the Closing Date and (c) the instruction pursuant to Section 2.6 that each of
                      -
such amounts is available to be applied by the Owner Trustee pursuant to this
Section 2.7, the Owner Trustee shall pay to Mobil Oil Corporation, by wire transfer of immediately available funds to the account of Mobil Oil Corporation specified in Schedule 1, an amount equal to Lessor's Cost.

                                       5

          2.8.  Actions on Closing Date.  Subject to satisfaction of the
                -----------------------
applicable conditions precedent set forth in Sections 3 and 4, on the Closing
Date:

                (a) the Owner Participant shall make the Investment required to be made by it on the Closing Date;

                (b) the Pass Through Trustee, as Loan Participant, shall pay to the Owner Trustee the purchase price for the Secured Notes required to be purchased by it on the Closing Date, the Owner Trustee shall execute and deliver to the Indenture Trustee the Secured Notes and the Indenture Trustee shall authenticate and register the Secured Notes and shall deliver the Secured Notes to the Pass Through Trustee, as Loan Participant;

                (c) the Owner Trustee shall purchase from Mobil Oil Corporation and Mobil Oil Corporation shall sell to the Owner Trustee all of Mobil Oil
Corporation's right, title and interest in and to the Facility Assets, and, subject to the terms of Section 9.3 of the Lease, Mobil Oil Corporation shall assign to the Owner Trustee its right in and to any manufacturer's, contractor's or vendor's warranties applicable to the Facility Assets or any part thereof
(except to the extent such warranties may not be assigned or otherwise transferred, and subject to any limitations of liability therein) for a purchase price equal to Lessor's Cost, pursuant to the Conveyancing Instrument and the Assignment;

                (d)  simultaneously with the transfer of title to the Facility
Assets, the Ground Lessor shall lease the Site to the Ground Lessee;

                (e)  simultaneously with the transfer of title to the Facility
Assets to the Owner Trustee, the Owner Trustee shall lease to the Lessee, and the Lessee shall lease from the Owner Trustee, the Facility Assets pursuant to the Lease and the Owner Trustee shall sublease the Site to the Lessee, and the Lessee shall sublease the Site from the Owner Trustee, pursuant to the Lease;
and

                (f) the Lessee shall sublease the Facility Assets and sub-sublease the Site to the Operator pursuant to the Initial Sublease.

          2.9.  Transaction Expenses.  (a)  If the transactions contemplated by
                --------------------
this Participation Agreement are consummated, the Owner Trustee shall as soon as practicable

                                       6

after the Closing Date pay, or reimburse the Lessee for, all Transaction
Expenses (subject to paragraph (b) of this Section 2.9), and the Owner
Participant will provide to the Owner Trustee funds therefor and instructions with respect to the payment thereof; provided that the underwriting commissions
                                     --------
of Goldman, Sachs & Co., as underwriter of the Pass Through Certificates (the
"Pass Through Underwriter"), shall be paid by the Owner Trustee in immediately
-------------------------
available funds on the Closing Date.  If the transactions contemplated by this
Participation Agreement to be consummated on the Closing Date are not consummated for any reason whatsoever, the Lessee shall pay the reasonable out-
of-pocket expenses of the Appraiser, the Owner Participant, the Owner Trustee,
the Indenture Trustee, the Pass Through Trustee and their respective counsel listed in Section 4.7; provided, however, that the Lessee shall not be obligated
                       --------  -------
to pay more than the amounts set forth in a letter addressed to the Lessee with respect to the fees of Thelen, Marrin, Johnson & Bridges LLP, special counsel to the Owner Participant, Edwards & Angell, local counsel to the Owner Participant and/or Jackson Walker LLP, special Texas counsel to the Owner Participant;

provided, further, that if the transactions contemplated hereby shall not be
--------  -------
consummated by reason of a breach by the Owner Participant of any of its obligations hereunder or under any other Operative Document, or if the Owner
Participant shall have failed to negotiate in good faith to consummate any of the transactions contemplated hereby or by any of the other Operative Documents consistent with the terms hereof and thereof, the Lessee shall not be obligated to pay any fees and expenses of the Owner Participant, including, without limitation, its counsel's fees and expenses.

          (b) If the actual amount of Transaction Expenses exceeds the estimated amount thereof set forth in Schedule 2, the Owner Participant shall promptly pay when due, or reimburse the Owner Trustee for, such excess
Transaction Expenses pursuant to paragraph (a) of this Section 2.9, except to the extent the Lessee elects, in its sole discretion, to pay such excess amount or any portion thereof.

          (c) Each of the Transaction Expenses shall be evidenced by appropriate bills, invoices or other substantiation as the Lessee may reasonably request. Estimates of such bills, invoices and any substantiation relating to any Transaction Expense shall be submitted to the Lessee for its review no later than ten (10) Business Days prior to the Closing Date, and such bills, invoices and substantiation shall be submitted to the Lessee for its final approval no

                                       7

later than thirty (30) days after the Closing Date. Each Transaction Expense shall, prior to payment thereof, be subject to the approval of the Lessee, which approval shall not be unreasonably withheld.

          2.10.  Authorization to Owner Trustee.  The Owner Participant agrees
                 ------------------------------
that on the Closing Date the receipt by the Owner Trustee of an instruction from each Participant pursuant to Section 2.6 making the amount delivered by each such Participant to the Owner Trustee available for application pursuant to
Section 2.7 shall constitute, without further act, authorization and direction by each such Participant to the Owner Trustee to take the actions contemplated to be taken by the Owner Trustee on the Closing Date in the Operative
Documents, including, without limitation, the execution and delivery of all other documents and instruments contemplated to be executed and delivered by the
Owner Trustee on or prior to the Closing Date in the Operative Documents.

          2.11.  Registration Statement.  Each of the Owner Participant, the
                 ----------------------
Owner Trustee, the Indenture Trustee and the Pass Through Trustee, as Loan
Participant, acknowledges that the Lessee and the Guarantor intend to file with the SEC a prospectus supplement to the prospectus contained in the Registration
Statement with respect to the Pass Through Certificates to be issued in connection with the transactions contemplated hereby.  If, in connection with the review by the SEC of such prospectus supplement or any amendments to the
Registration Statement with respect thereto, any modifications or additions are required to be made in the Operative Documents or any Pass Through Trust
Document, each of the parties named above in this Section 2.11 agrees to, at the
Lessee's expense, negotiate in good faith with respect to, and to enter into amendments, supplements or modifications to the Operative Documents or the Pass
Through Trust Documents, as the case may be, reflecting such modifications or additions; provided that no party hereto shall be required to agree to any such
           --------
modification or addition that adversely affects the rights of, or increases the obligations of, such party under any of the Operative Documents or any Pass
Through Trust Documents.

          2.12.  Recomputation of Basic Rent, Stipulated Loss Value, Termination
                 ---------------------------------------------------------------
 Value and EBO Percentages.
--------------------------

          2.12.1.  Adjustments to Basic Rent Percentages, Stipulated Loss Value
                   ------------------------------------------------------------
Percentages, Termination Value Percentages and EBO Percentages.  Subject to
--------------------------------------------------------------
the following

                                       8

provisions of this Section 2.12, the Basic Rent Percentages, Stipulated Loss
Value Percentages, Termination Value Percentages and EBO Percentages set forth in Schedule 2 shall be appropriately increased or decreased by such amounts and in such a manner as shall preserve the Owner Participant's Net Economic Return in the event that:

          (i)  prior to the Closing:  (A) any of the Non-tax Pricing Assumptions
                                       -
     set forth in Schedule 2 shall have become incorrect and (B) after having
                                                              -
     received a written notice prior to the closing from the Owner Participant of such incorrectness and the proposed adjustment to Basic Rent (and other adjustments hereunder) resulting therefrom, the Lessee shall have waived its right under Section 3 of this Participation Agreement to decline to proceed with the transactions contemplated hereby or

          (ii)  prior to the Closing:  (A) there shall have occurred a Pre-
                                        -
     Closing Change in Tax Law and (B) after having received a written notice
                                    -
     prior to the closing from the Owner Participant of such Pre-Closing Change in Tax Law and the proposed adjustment to Basic Rent (and other adjustments hereunder) resulting therefrom, the Lessee shall have waived its right under Section 3 of this Participation Agreement to decline to proceed with the transactions contemplated hereby.

          2.12.2.  Limitations on Adjustments.  (a)  Any adjustment made to
                   --------------------------
Basic Rent Percentages, Stipulated Loss Value Percentages, Termination Value
Percentages and EBO Percentages pursuant to Section 2.12.1 shall be made in such a manner as to (i) comply in all respects with the provisions of Section 3.5 of
                -
the Lease, (ii) to the extent consistent with the foregoing provisions of
            --
Section 2.12.1 (including preserving the Owner Participant's Net Economic
Return), minimize (to the greatest extent possible) the Lessee's Net Present
Value Cost and (iii) comply with the requirements of Section 4.2(a) of the Lease
                ---
regarding the requirements of Sections 4.02(5) and 4.07(1) and (2) of Revenue
Procedure 75-28, 1975-1 C.B. 752, and Section 467 of the Code and the Treasury
Regulations thereunder and the 90/110 test described therein, to the extent, absent any change in such requirements, that Basic Rent prior to such adjustment satisfied such requirements.

          (b) In making any adjustment pursuant to Section 2.12.1, each of the Non-tax and Tax Pricing Assumptions set forth in Schedule 2 and the other assumptions and

                                       9

methods of calculation employed in the calculation of the Basic Rent
Percentages, Stipulated Loss Value Percentages, Termination Value Percentages and EBO Percentages, as reflected in Schedule 2 (as such pricing assumptions shall have been modified as a result of the event giving rise to the adjustment under this Section 2.12 or previous adjustments under this Section 2.12) shall be used consistently in such adjustment subject to the constraints specifically provided in this Section 2.12.

          (c) In making any adjustment required pursuant to this Section 2.12, no adjustment shall be made to reflect the application of Section 168(d)(3) or 861 of the Code or the Treasury Regulations thereunder.

          (d) No adjustment shall be made to an EBO Percentage unless such adjustment is made in compliance with Section 4.2(d) of the Lease.

          2.12.3.  Timing of Adjustments.  All adjustments to be made pursuant
                   ---------------------
to this Section 2.12 shall be made before the first Basic Rent Payment Date and in any event as soon as practicable after the event giving rise to the adjustment; provided that no adjustment shall be final, if subject to
            --------
verification pursuant to Section 2.12.4, until such verification is completed.

          2.12.4.  Confirmation of Adjustments.  (a)  The Owner Participant
                   ---------------------------
shall promptly provide to the Lessee, the Lessor and the Indenture Trustee notice of any adjustment under this Section 2.12, together with an Officer's
Certificate of the Owner Participant, which Officer's Certificate shall set forth the amount of and the reason for any such adjustment, specify in reasonable detail (but without disclosure of confidential information) the basis of the calculation of such adjustment (which basis shall be consistent with the provisions of this Section 2.12) and confirm that such adjustment was made in accordance with the provisions of this Section 2.12.

         (b) The Lessee may request that any such adjustment and confirmation be verified by a nationally recognized, independent public accounting firm that regularly audits the financial statements of, or is selected by, the Owner
Participant and reasonably acceptable to the Lessee. In performing such verification, such accounting firm shall be given access by the Owner
Participant to the assumptions, methods, computations, programs and files utilized by the Owner Participant in calculating such

                                       10

proposed adjustment and employed in the calculation of the Basic Rent
Percentages, Stipulated Loss Value Percentages, Termination Value Percentages and EBO Percentages, subject to the execution of such confidentiality agreements as the Owner Participant shall reasonably request (which agreements shall prohibit disclosure of the Owner Participant's assumptions, methodology, programs or files to any third party, including the Lessee). Under no circumstances shall such independent public accounting firm or any other Person be entitled to review the tax returns of the Owner Participant. Any revised adjustment resulting from such verification shall become effective on the Closing Date.

          (c)  Any such verification by an accounting firm pursuant to Section
2.12.4(b) shall be at the expense of the Lessee unless the net present value
(using the Debt Rate) of Basic Rent, or the amount of any EBO Purchase Price,
Termination Value or Stipulated Loss Value, as determined by the Owner
Participant, exceeds by more than ten (10) basis points the net present value of Basic Rent, or the amount of such EBO Purchase Price, Termination Value or
Stipulated Loss Value, as determined by such accounting firm.

          Section 3.  Conditions to Closing by Lessee.  The obligation of the
                      -------------------------------
Lessee pursuant to Section 2 to (a) cause Mobil Oil Corporation to transfer its
                                 -
right, title and interest in and to the Facility Assets to the Owner Trustee and (b) lease the Facility Assets from the Owner Trustee and take the other
     -
actions contemplated by Section 2 to be taken by it on the Closing Date is subject only to the fulfillment on the Closing Date to the satisfaction of or waiver by the Lessee of each of the following conditions precedent, except that the obligations of the Lessee shall not be subject to the Lessee's or Mobil Oil
Corporation's own performance or, if the Lessee shall have the power to cause another Person to perform, the Lessee's failure to cause such performance:

          3.1.  Closing Documents.  Each of the following documents shall have
                -----------------
been duly authorized, executed and delivered by the respective parties thereto
(other than the Lessee, Mobil Oil Corporation or the Guarantor):

          (a)  this Participation Agreement;

          (b)  the Lease;

          (c)  the Memorandum of Lease;

                                       11

          (d)  (i) the Conveyancing Instrument and (ii) the Assignment;
                -

          (e)  the Indenture;

          (f)  the Tax Indemnity Agreement;

          (g)  the Secured Notes;

          (h)  the Trust Agreement;

          (i)  the Ground Lease;

          (j)  the Pass Through Trust Documents; and

          (k)  the Underwriting Agreement;

and each such document shall be in full force and effect on the Closing Date and no event or condition shall have occurred that, with or without the lapse of time or the giving of notice or both, would give the Lessee, the Guarantor or the Ground Lessor as the case may be, the right to terminate such document, and an executed counterpart of each of the same shall have been delivered to the Lessee (except that each original Secured Note shall be delivered only to the Pass Through Trustee).

          3.2.  Legality, Etc.  No change shall have occurred after April 1,
                -------------
1997 in Governmental Rules that, in the reasonable opinion of the Lessee, would make it illegal or unduly burdensome for the Lessee, the Guarantor, Mobil Oil
Corporation, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee
or any other Participant to participate in any of the transactions contemplated by the Operative Documents to be consummated on the Closing Date.

          3.3.  Event of Loss.  There shall not have occurred an Event of Loss
                -------------
to the Facility Assets or any event described in clause (c) of the definition of
Event of Loss that with the passage of time would be an Event of Loss.

          3.4.  Consents and Approvals.  All Governmental Actions that are
                ----------------------
required to be taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date, by, from or with any Governmental Authority, and all other consents, filings or approvals that are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the
Closing

                                       12

Date by, from or with any Person, (a) in connection with the transactions
                                   -
contemplated by the Operative Documents and the Pass Through Trust Documents, or
to authorize the execution, delivery and performance by the Lessee, and/or the
Guarantor, as the case may be, of the Pass Through Trust Documents, the
Underwriting Agreement and the Operative Documents to which it is a party, other than those that may be required under the securities laws or blue sky laws of any state in connection with the offering or sale of the Pass Through
Certificates or those constituting filings, recordings or other actions of the types referred to in Section 4.15 or (b) in order that the Facility Assets may
                                      -
be operated as of the Closing Date for the purposes intended by the Lessee
(including, without limitation, all Environmental Permits and all approvals, certificates, permits, authorizations, licenses or other actions relating to the operation and maintenance of the Facility Assets), shall have been duly taken, given, obtained, filed or recorded, as the case may be, shall be in full force and effect on the Closing Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be adequate to authorize the consummation of the transactions contemplated by the
Pass Through Trust Documents, the Underwriting Agreement and the Operative
Documents and the performance by each of the Lessee and the Guarantor of its obligations under such thereof to which it is a party, except (i) such as may be
                                                               -
required to be taken, obtained, given, accomplished or renewed from time to time after the Closing Date in connection with the maintenance or operation of the
Facility Assets or (ii) such as are otherwise required in connection with the
                    --
transactions contemplated by the Pass Through Trust Documents, the Underwriting
Agreement and the Operative Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Closing Date, and which in the normal course would, in the Lessee's reasonable determination, likely be granted or obtained or (iii)
                                                                         ---
any Governmental Actions or other consents, filings or approvals referred to in this Section 3.4 that, if not obtained, granted or taken by the Closing Date, would not materially adversely affect the ability of (x) the Lessee to perform
                                                      -
its obligations under this Agreement, any other Operative Document to which it is a party or any Pass Through Trust Document or (y) the Guarantor to perform
                                                  -
its obligations under the Guaranty.

          3.5.  Opinions.  A signed original of each opinion referred to in
                --------
Section 4.7 (other than in Sections 4.7(a), 4.7(b) and 4.7(h)) (each such opinion substantially in the

                                       13

form and addressed as previously agreed) shall have been addressed and delivered to the Lessee. The Lessee shall have received an opinion from Debevoise &
Plimpton in form and substance satisfactory to the Lessee as to such tax matters related to the transactions contemplated hereby as the Lessee may reasonably request.

          3.6.  Litigation.  There shall be no actions, suits or proceedings
                ----------
before any Governmental Authority pending or, to the knowledge of the Lessee, threatened against the Lessee, the Guarantor, the Owner Participant, the Pass
Through Trustee, the Owner Trustee or the Indenture Trustee or the properties of any of such Persons, nor shall any order, judgment or decree have been issued by a Governmental Authority to set aside, restrain, enjoin or prevent the consummation of this Participation Agreement, any other Operative Document, any
Pass Through Trust Document, the Underwriting Agreement or the transactions contemplated hereby or thereby.

          3.7.  Appraisal.  The Lessee shall have received a copy of the Final
                ---------
Appraisal, which Final Appraisal shall be in form and substance satisfactory to the Lessee.

          3.8.  Equity Offering.  The Lessee and the Guarantor shall have
                ---------------
received an executed copy of the letter referred to in Section 4.12, which letter shall be dated the Closing Date.

          3.9.  Payment of Lessor's Cost.  Mobil Oil Corporation shall have
                ------------------------
received payment of an amount equal to Lessor's Cost in accordance with Section
2.7.

          3.10.  Sale of Pass Through Certificates.  The Pass Through
                 ---------------------------------
Certificates shall have been issued pursuant to the Pass Through Trust Documents and sold pursuant to the Underwriting Agreement, and the Underwriters shall have transferred to the Pass Through Trustee in immediately available funds an amount equal to the purchase price for the Pass Through Certificates sold pursuant to each of the Pass Through Trust Supplements.

          3.11.  No Uneconomic Change; Other Changes. (a)  No adjustment to
                 -----------------------------------
Basic Rent Percentages, Stipulated Loss Value Percentages, Termination Value
Percentages and/or EBO Percentages shall have been proposed or made pursuant to
Section 2.12 that, in the Lessee's reasonable judgment, causes or would cause the transactions contemplated by this Participation Agreement or any of the other Operative

                                       14

Documents to be rendered uneconomic for the Lessee or the Guarantor; provided
                                                                     --------
that an adjustment or proposed adjustment that arises from one or more of the events described in clause (i) of Section 2.12.1 may be determined by the Lessee to be uneconomic only if such adjustment would result in an increase in Lessee's
Net Present Value Cost of more than ten (10) basis points.

          (b) No change shall have occurred with respect to the operations or ownership of any part of the Refinery, the Site or the Facility that in the Lessee's reasonable judgment would give rise to an Obsolescence Termination
Election or a Special Termination Election pursuant to Section 7.1 of the Lease, if such change had occurred after the Closing Date.

          (c) No event described in Section 12 of the Lease shall have occurred.

          3.12.  Officer's Certificates.  On the Closing Date, the Lessee shall
                 ----------------------
have received the following (and the statements therein shall be true):

          (a)  an Officer's Certificate of the Owner Participant, dated the
Closing Date, stating that (i) the representations and warranties of the Owner
                            -
Participant contained in Section 6 are true and accurate on and as of the
Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to
                                              --
which it is a party is or, to the extent previously executed and delivered, remains in full force and effect with respect to it;

          (b)  an Officer's Certificate of each of the Trust Company and the
Owner Trustee, dated the Closing Date, stating that (i) the representations and
                                                     -
warranties of the Trust Company and the Owner Trustee contained in Section 8 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and
(ii) each Operative Document to which the Trust Company and the Owner Trustee is
 --
a party is or, to the extent previously executed and

                                       15

delivered, remains in full force and effect with respect to it;

          (c)  an Officer's Certificate of the Indenture Trustee, dated the
Closing Date, stating that (i) the representations and warranties of the
                            -
Indenture Trustee contained in Section 9 are true and accurate on and as of the
Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to
                                                  --
which the Indenture Trustee is a party is or, to the extent previously executed and delivered, remains in full force and effect with respect to it; and

          (d)  an Officer's Certificate of State Street Bank and Trust Company
(in its individual capacity and as Pass Trough Trustee, as applicable), dated the Closing Date, stating that (i) the representations and warranties of State
                                -
Street Bank and Trust Company and the Pass Through Trustee contained in Section
7 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each of the Participation Agreement and the Pass
                        --
Through Trust Documents is, or to the extent previously executed and delivered, remains in full force and effect with respect to it.

          3.13.  Resolutions, Etc.  The Lessee shall have received the
                 ----------------
following, in each case in form and substance reasonably satisfactory to the
Lessee:

          (a)  a Secretary's or an Assistant Secretary's certificate of the
Owner Participant, dated the Closing Date, attaching and certifying as to (i)
                                                                           -
resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Owner Participant of each Operative Document to which it is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date; (ii) its charter
                                                               --
documents; (iii) its by-laws and (iv) the incumbency and signature of persons
            ---                   --
authorized to execute and deliver such documents on behalf of the Owner
Participant;

                                       16

          (b)  a Secretary's or an Assistant Secretary's certificate of the
Trust Company and the Owner Trustee, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors duly authorizing the
                  -
execution, delivery and performance by the Trust Company and the Owner Trustee of each Operative Document to which it is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date; (ii) its charter documents; (iii) its by-
                                      --                          ---
laws and (iv) the incumbency and signature of persons authorized to execute and
          --
deliver such documents on behalf of the Trust Company and the Owner Trustee;

          (c)  a Secretary's or an Assistant Secretary's certificate of the
Indenture Trustee, dated the Closing Date, attaching and certifying as to (i)
                                                                           -
resolutions of its Board of Directors or an appropriate committee thereof duly authorizing the execution, delivery and performance by the Indenture Trustee of each Operative Document to which it is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the
Closing Date; (ii) its charter documents; (iii) its by-laws and (iv) the
               --                          ---                   --
incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Indenture Trustee; and

          (d)  a Secretary's or an Assistant Secretary's certificate of State
Street Bank and Trust Company, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors or an appropriate committee
       -
thereof duly authorizing the execution, delivery and performance by the Pass
Through Trustee of the Pass Through Trust Documents and this Participation
Agreement and the transactions contemplated thereby and hereby, certified to be in full force and effect without modification as of the Closing Date; (ii) its
                                                                       --
charter documents; (iii) its by-laws and (iv) the incumbency and signature of
                    ---                   --
persons authorized to execute and deliver such documents on behalf of the Pass
Through Trustee.

          3.14.  Completion Certificate.  The Lessee shall have received a
                 ----------------------
mechanical completeness certificate from the applicable contractor with respect to the Facility Assets as a whole.

          Section 4.  Conditions to Closing by Participants. The obligations of
                      -------------------------------------
the Owner Participant and the Pass Through Trustee pursuant to Section 2 to participate in the payment of Lessor's Cost and to take the other actions

                                       17

contemplated by Section 2 to be taken by them on the Closing Date are subject only to the fulfillment on the Closing Date to the satisfaction of or waiver by such Participant of each of the following conditions precedent (other than (i)
                                                                            -
in the case of the Owner Participant, Sections 4.5(b), 4.7(d), 4.9(b) and
4.10(b), and (ii) in the case of the Pass Through Trustee, Sections 4.5, 4.7(g)
              --
and (h), 4.8, 4.9(e) and 4.10(e)), except that the obligations of such
Participant shall not be subject to such Participant's own performance or, if such Participant shall have the power to cause another Person to perform, such
Participant's failure to cause such performance:

          4.1.  Notice of Closing.  Such Participant shall have received the
                -----------------
notice of closing for such Closing Date required to be delivered pursuant to
Section 2.4.

          4.2.  Closing Documents.  Each of the following documents shall have
                -----------------
been duly authorized, executed and delivered by the respective parties thereto:

          (a)  this Participation Agreement;

          (b)  the Lease;

          (c)  the Memorandum of Lease;

          (d)  (i) the Conveyancing Instrument and (ii) the Assignment;
                -                                   --

          (e)  the Indenture;

          (f)  the Tax Indemnity Agreement;

          (g)  the Secured Notes;

          (h)  the Trust Agreement;

          (i)  the Guaranty; and

          (j)  the Ground Lease;

and each such document and the Pass Through Trust Documents shall be in full force and effect on the Closing Date, and no event or condition shall have occurred that, with or without the lapse of time or the giving of notice, shall give any other party thereto the right to terminate such document, and an executed counterpart (or, in the case of the Pass Through Trust Documents, a true, correct and

                                       18

complete copy) of each of the same shall have been delivered to such Participant
(except that the Tax Indemnity Agreement shall be delivered only to the parties thereto and each original Secured Note shall be delivered only to the Pass
Through Trustee).

          4.3.  Legality, Etc.  No change shall have occurred after April 1,
                -------------
1997 in Governmental Rules that, in the reasonable opinion of such Participant, would make it illegal or unduly burdensome for the Owner Trustee, the Lessee, the Guarantor, the Indenture Trustee or any Participant to participate in any of the transactions contemplated by the Operative Documents to be consummated on the Closing Date.

          4.4.  Event of Loss.  There shall not have occurred an Event of Loss
                -------------
to the Facility Assets or any event described in clause (c) of the definition of
Event of Loss that with the passage of time would be an Event of Loss.

          4.5.  Appraisal.  (a)  The Owner Participant shall have received the
                ---------
Final Appraisal, which Final Appraisal shall be satisfactory in form and substance to the Owner Participant.

          (b) The Indenture Trustee shall have received a letter from the Appraiser setting forth the conclusions of the Appraiser with respect to the fair market value of the Facility Assets as of the Closing Date.

          4.6.  Insurance.  Insurance complying with the provisions of Section
                ---------
13.1 of the Lease shall be in full force and effect, and the Owner Participant and the Indenture Trustee shall have received a certificate of an independent insurance broker or consultant (which broker or consultant may be the Lessee's independent insurance broker or consultant), dated the Closing Date, setting forth in reasonable detail the insurance obtained by or on behalf of the Lessee in accordance with Section 13.1(a) of the Lease and as then in effect, stating that such insurance is in full force and effect and that all premiums then due thereon have been paid, or an Officer's Certificate of the Lessee, dated the
Closing Date, stating that such insurance complies with the provisions of
Section 13.1(a).

          4.7.  Opinions.  Opinions dated the Closing Date of the following
                --------
counsel, each such opinion substantially in

                                       19

the form and addressed as previously agreed, shall have been executed and delivered by such counsel:

          (a)  Ralph N. Johanson, Jr., Esq., Managing Counsel, Corporate,
Finance and Securities to the Guarantor;

          (b) Debevoise & Plimpton, special counsel to the Lessee and the Guarantor;

          (c) Vinson & Elkins, special Texas counsel to the Lessee and the Guarantor;

          (d)  Thelen, Marrin, Johnson & Bridges LLP, special counsel to the
Owner Participant, together with the opinion of internal or other local counsel to the Owner Participant;

          (e)  Morris, James, Hitchens & Williams, special counsel to the Trust
Company and the Owner Trustee;

          (f)  Bingham, Dana & Gould LLP, special counsel to the Indenture
Trustee;

          (g)  Bingham, Dana & Gould LLP, special counsel to the Pass Through
Trustee; and

          (h)  Thelen, Marrin, Johnson & Bridges LLP, special counsel to the
Owner Participant, in form and substance satisfactory to the Owner Participant as to such tax matters related to the transactions contemplated hereby as the Owner Participant may reasonably request.

          4.8.  Taxes.  All Taxes, if any, payable on or prior to the Closing
                -----
Date by the Lessee in connection with the recordation and filing of all documents and instruments referred to in Section 4.15 shall have been paid in full on or before the Closing Date by the Lessee.

          4.9.  Officer's Certificates.  On the Closing Date, such Participant,
                ----------------------
the Owner Trustee and the Indenture Trustee shall have received the following
(and the statements therein shall be true):

          (a)  an Officer's Certificate of the Lessee, dated the Closing Date, stating that (i) the representations and warranties of the Lessee contained in
              -
Section 5 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earli-

                                       20

er date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to
                                                  --
which it is a party and each Pass Through Trust Document is or, to the extent previously executed and delivered, remains in full force and effect with respect to it;

          (b)  an Officer's Certificate of the Owner Participant, dated the
Closing Date, stating that (i) the representations and warranties of the Owner
                            -
Participant contained in Section 6 are true and accurate on and as of the
Closing Date as though made on and as of such date except to the extent that such representations and war  ranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to
                                              --
which it is a party is or, to the extent previously executed and delivered, remains in full force and effect with respect to it;

          (c)  an Officer's Certificate of each of the Trust Company and the
Owner Trustee, dated the Closing Date, stating that (i) the representations and
                                                     -
warranties of the Trust Company and the Owner Trustee contained in Section 8 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and
(ii) each Operative Document to which the Trust Company and the Owner Trustee is
 --
a party is or, to the extent previously executed and delivered, remains in full force and effect with respect to it;

          (d)  an Officer's Certificate of the Indenture Trustee, dated the
Closing Date, stating that (i) the representations and warranties of the
                            -
Indenture Trustee contained in Section 9 are true and accurate on and as of the
Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to
                                                  --
which the Indenture Trustee is a party is or, to the extent previously executed and delivered, remains in full force and effect with respect to it;

                                       21

          (e)  an Officer's Certificate of State Street Bank and Trust Company
(in its individual capacity and as Pass Through Trustee, as applicable), dated the Closing Date, stating that (i) the representations and warranties of State
                                -
Street Bank and Trust Company and the Pass Through Trustee contained in Section
7 are true and accurate on and as of the Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each of the Participation Agreement and the Pass
                        --
Through Trust Documents is, or to the extent previously executed and delivered, remains in full force and effect with respect to it; and

          (f)  an Officer's Certificate of the Guarantor, dated the Closing
Date, stating that (i) the representations and warranties of the Guarantor
                    -
contained in Section 1.1 of the Guaranty are true and accurate on and as of the
Closing Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) the Guaranty is in full
                                                  --
force and effect.

          4.10.  Resolutions, Etc.  The Owner Participant, the Owner Trustee and
                 ----------------
the Indenture Trustee shall have received the following, in each case in form and substance reasonably satisfactory to such Person:

          (a)  a Secretary's or an Assistant Secretary's certificate of the
Lessee, dated the Closing Date, attaching and certifying as to (i) resolutions
                                                                -
of its Board of Directors duly authorizing the execution, delivery and performance by the Lessee of each Operative Document to which it is a party and the Pass Through Trust Documents and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing
Date; (ii) its charter documents; (iii) its by-laws and (iv) the incumbency and
       --                          ---                   --
signature of persons authorized to execute and deliver such documents on behalf of the Lessee;

          (b)  a Secretary's or an Assistant Secretary's certificate of the
Owner Participant, dated the Closing Date, attaching and certifying as to (i)
                                                                           -
resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Owner Participant of each Operative

                                       22

Document to which it is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing
Date; (ii) its charter documents; (iii) its by-laws and (iv) the incumbency and
       --                          ---                   --
signature of persons authorized to execute and deliver such documents on behalf of the Owner Participant;

          (c)  a Secretary's or an Assistant Secretary's certificate of the
Trust Company and the Owner Trustee, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors duly authorizing the
                  -
execution, delivery and performance by the Trust Company and the Owner Trustee of each Operative Document to which it is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Closing Date; (ii) its charter documents; (iii) its by-
                                      --                          ---
laws and (iv) the incumbency and signature of persons authorized to execute and
          --
deliver such documents on behalf of the Trust Company and the Owner Trustee;

          (d)  a Secretary's or an Assistant Secretary's certificate of the
Indenture Trustee, dated the Closing Date, attaching and certifying as to (i)
                                                                           -
resolutions of its Board of Directors or an appropriate committee thereof duly authorizing the execution, delivery and performance by the Indenture Trustee of each Operative Document to which it is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the
Closing Date; (ii) its charter documents; (iii) its by-laws and (iv) the
               --                          ---                   --
incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Indenture Trustee;

          (e)  a Secretary's or an Assistant Secretary's certificate of State
Street Bank and Trust Company, dated the Closing Date, attaching and certifying as to (i) resolutions of its Board of Directors or an appropriate committee
       -
thereof duly authorizing the execution, delivery and performance by the Pass
Through Trustee of the Pass Through Trust Agreement, the Pass Through Trust
Supplement and this Participation Agreement and the transactions contemplated thereby and hereby, certified to be in full force and effect without modification as of the Closing Date; (ii) its charter documents; (iii) its by-
                                      --                           ---
laws and (iv) the incumbency and signature of persons authorized to execute and
          --
deliver such documents on behalf of the Pass Through Trustee; and

                                       23

          (f)  a Secretary's or an Assistant Secretary's certificate of the
Guarantor, dated the Closing Date, attaching and certifying as to (i)
                                                                   -
resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Guarantor of the Guaranty and its obligations thereunder, certified to be in full force and effect without modification as of the Closing Date; (ii) its charter documents; (iii) its by-laws and (iv) the
                   --                          ---                   --
incumbency and signature of persons authorized to execute and deliver the
Guaranty on behalf of the Guarantor.

          4.11.  Litigation.  There shall be no actions, suits or proceedings
                 ----------
before any Governmental Authority pending or, to the knowledge of the Owner
Participant, the Pass Through Trustee, the Owner Trustee or the Indenture
Trustee, threatened against the Lessee, the Guarantor, the Owner Participant, the Pass Through Trustee, the Owner Trustee or the Indenture Trustee or the
properties of any of such Persons, nor shall any order, judgment or decree have been issued by any Governmental Authority, in each case to set aside, restrain, enjoin or prevent the consummation of this Participation Agreement, any of the other Operative Documents, the Pass Through Trust Documents or the transactions contemplated hereby or thereby.

          4.12.  Equity Offering.  The Owner Participant and the Indenture
                 ---------------
Trustee shall have received a letter dated the Closing Date from Goldman, Sachs
& Co. with respect to the number of offerees of the beneficial interest in the
Trust Estate and the manner of offering thereof.

          4.13.  Investment and Loans.  The Owner Participant shall have made
                 --------------------
available to the Owner Trustee the full amount of its Investment, and the Pass
Through Trustee shall have purchased the Secured Notes required to be purchased by it on the Closing Date pursuant to Section 2.

          4.14.  Consents and Approvals.  All Governmental Actions that are
                 ----------------------
required to be taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any Governmental Authority, and all other consents, filings or approvals which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the
Closing Date by, from or with any other Person in each case, (a) in connection
                                                              -
with the transactions contemplated by the Operative Documents or the Pass
Through Trust Documents, or to authorize the execution, delivery and performance by the Lessee, the Guarantor, the Owner Participant, the Owner

                                       24

Trustee, the Indenture Trustee or the Pass Through Trustee of each of the
Operative Documents or the Pass Through Trust Documents to which it is a party, other than those that may be required under the securities laws or blue sky laws of any state in connection with the offering or sale of the Pass Through
Certificates or those constituting filings, recordings or other actions of the type referred to in Section 4.15 or (b) in order that the Facility Assets may be
                                     -
operated as of the Closing Date for the purposes intended by the Lease
(including, without limitation, all Environmental Permits and all approvals, certificates, permits, authorizations, licenses or other actions relating to the operation and maintenance of the Facility Assets), shall have been duly taken, given, obtained, filed or recorded, as the case may be, shall be in full force and effect on the Closing Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be adequate to authorize the consummation of the transactions contemplated by the
Pass Through Trust Documents and the Operative Documents and the performance by each of the Lessee and the Guarantor of its obligations under such thereof to which it is a party, except (i) such as may be required to be taken, obtained,
                             -
given, accomplished or renewed from time to time after the Closing Date in connection with the maintenance or operation of the Facility or the Facility
Assets or (ii) such as are otherwise required in connection with the
           --
transactions contemplated by the Pass Through Trust Documents and the Operative
Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Closing Date, and which in the normal course would, in the Lessee's reasonable determination, likely be granted or obtained or (iii) such Governmental Actions or such other
                                  ---
consents, filings or approvals referred to in Section 4.14 that, if not obtained, granted or taken by the Closing Date, would not materially adversely affect the ability of (x) the Lessee to perform its obligations under this
                       -
Agreement, any other Operative Document to which it is a party or any Pass
Through Trust Document or (y) the Guarantor to perform its obligations under the
                           -
Guaranty.

          4.15.  Title; Filings and Recordings.  On the Closing Date, (a) title
                 -----------------------------                         -
in and to the Facility Assets shall have been duly and effectively transferred to the Owner Trustee pursuant to the Conveyancing Instrument, free and clear of all Liens other than Permitted Liens described in clauses (b), (c), (d), (e),
(g) and (h) of the definition thereof; (b) all filings and recordings necessary
                                        -
(i) to
 -

                                       25

establish the Owner Trustee's right, title and interest in and to the Facility
Assets and leasehold interest in the Site and (ii) to perfect the Indenture
                                               --
Trustee's security interest in the Indenture Estate created by the Indenture, shall have been duly made or arrangements shall have been made for the due filing or recording thereof on the Closing Date, subject to requirements for filing continuation statements at appropriate intervals and subject to Permitted
Liens; (c) no other action shall be required to perfect such right, title and
        -
interests (other than the taking of possession by the Indenture Trustee of the original executed counterpart of the Lease) and (d) there are no sales taxes
                                                 -
arising or due in connection with the transfer of title to the Facility Assets to the Lessor or the lease of the Site as contemplated by the Operative
Documents.

          4.16.  Sale of Pass Through Certificates.  The Lessee and the
                 ---------------------------------
Guarantor shall have entered into the Underwriting Agreement and the Pass
Through Trust Documents; the Pass Through Certificates shall have been issued pursuant to the Pass Through Trust Documents and sold pursuant to the
Underwriting Agreement and the Underwriters shall have transferred to the Pass
Through Trustee in immediately available funds an amount equal to the purchase price for the Pass Through Certificates.

           4.17.  No Default Under Lease.  No Lease Default or Lease Event of
                  ----------------------
Default shall have occurred and be continuing.

          4.18.  No Material Adverse Change.  There shall have been no material
                 --------------------------
adverse change in the business, operations or consolidated financial condition of the Guarantor since March 31, 1997.

          4.19.  Completion Certificate.  The Owner Trustee shall have received
                 ----------------------
a copy of the mechanical completeness certificate received by the Lessee from the applicable contractor with respect to the Facility Assets as a whole.

          4.20.  Condition of the Facility.  The Owner Participant, the Owner
                 -------------------------
Trustee and the Indenture Trustee shall have received a certificate as to the condition of the Facility Assets substantially in the form previously agreed.

          4.21.  Nothing Further Certificate.  The Owner Participant, the Owner
                 ---------------------------
Trustee and the Indenture Trustee shall have received a copy of a "nothing further certificate" from Stewart Title Company covering the Land.

                                       26

          Section 5.  Representations and Warranties of the Lessee.  The Lessee
                      --------------------------------------------
represents and warrants to each of the other parties hereto that:

          5.1.  Due Organization.  The Lessee is a corporation duly organized,
                ----------------
validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as presently conducted and as it is contemplated it will be conducted in connection with the
Facility, to own or hold under lease its properties and to execute and deliver and perform its obligations under this Participation Agreement, each other
Operative Document to which it is a party and each Pass Through Trust Document, and is duly qualified to do business in any jurisdiction where failure so to qualify could reasonably be expected to materially adversely affect its ability to conduct its business as it is presently conducted and as it is contemplated to be conducted in connection with the Facility Assets, to own or hold under lease its properties or to perform any of its obligations under this
Participation Agreement or any other Operative Document to which it is a party.

          5.2.  Authorization.  The execution, delivery and performance by the
                -------------
Lessee of this Participation Agreement, each other Operative Document to which it is a party and each Pass Through Trust Document and of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Lessee and do not and will not require the consent or approval of any shareholder of the Lessee or any trustee or holder of any indebtedness or other obligation of the Lessee.

          5.3.  Execution; Enforceability.  Each of this Participation Agreement
                -------------------------
and the Pass Through Trust Agreement has been duly executed and delivered by the
Lessee and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes, and each other
Operative Document to which the Lessee is a party and each Pass Through Trust
Supplement will, when executed and delivered by the Lessee, be duly executed and delivered by the Lessee and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute, a legal, valid and binding obligation of the Lessee, enforceable against the
Lessee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors'

                                       27

or lessors' rights generally and by the application of general principles of equity and except, in the case of the Lease, as limited by applicable laws, that may affect the remedies provided in the Lease, which laws, however, do not make the remedies provided in the Lease inadequate for the practical realization of the rights and remedies provided thereby and that, as more fully set forth in the opinion of Vinson & Elkins delivered pursuant to Section 4.7(c), certain of the remedies provided for in the Lease with regard to the Facility Assets may not be enforceable in accordance with their terms under the laws of the State of Texas.

          5.4.  No Violation.  The execution and delivery by the Lessee of this
                ------------
Participation Agreement, each other Operative Document to which it is a party and each Pass Through Trust Document do not and will not, and the performance by the Lessee of its obligations under each thereof does not and will not, (a)
                                                                         -
violate or result in a breach of its charter documents or by-laws; (b)
                                                                    -
contravene any Governmental Rule or Governmental Action applicable to it, which, in the case of such performance, noncompliance with which would materially adversely affect the ability of the Lessee to perform its obligations under the
Operative Documents, provided that no representation or warranty is made with
                     --------
respect to ERISA; (c) contravene any provision of, or constitute a default
                   -
under, any indenture, mortgage, contract or other agreement or instrument to which the Lessee is a party or by which it or any of its properties are bound or
(d) result in or require the creation or imposition of any Lien (other than
 -
Permitted Liens) upon the Facility Assets.

          5.5.  Consents and Approvals.  All Governmental Actions that are
                ----------------------
required to have been taken, given, obtained, filed or recorded, as the case may be, by the Lessee on or prior to the Closing Date by, from or with any
Governmental Authority and all other consents, filings or approvals which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any other Person (a) in
                                                                       -
connection with the transactions contemplated by the Operative Documents and the Pass Through Trust Documents, or to authorize the execution, delivery and performance by the Lessee and/or the Guarantor of the Guaranty, the other
Operative Documents to which either of them is a party and the Pass Through
Trust Documents, other than those that may be required under the securities laws or blue sky laws of any state in connection with the offering or sale of the Pass

                                       28

Through Certificates or those constituting filings, recordings or other actions of the type referred to in Section 5.7, or (b) in order that the Facility Assets
                                            -
may be operated as of the Closing Date for the purposes intended by the Lease
(including, without limitation, all Environmental Permits and all approvals, certificates, permits, authorizations, licenses or other actions relating to the operation and maintenance of the Facility Assets in accordance with the terms of the Lease), shall have been duly taken, given, obtained, filed or recorded, as the case may be, shall be in full force and effect on the Closing Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be adequate to authorize the consummation by each of the
Lessee or the Guarantor of the transactions contemplated by the Pass Through
Trust Documents, the Underwriting Agreement and the Operative Documents to which it is a party and the performance by each of the Lessee and the Guarantor of its respective obligations under such thereof to which it is a party, except (i)
                                                                          -
such as may be required to be taken, obtained, given, accomplished or renewed from time to time after the Closing Date in connection with the maintenance or operation of the Facility Assets, or (ii) such as are otherwise required in
                                      --
connection with the transactions contemplated by the Pass Through Trust
Documents, the Underwriting Agreement and the Operative Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Closing Date, and which in the normal course, in the Lessee's judgment, would be likely to be granted or obtained or (iii) any Governmental Actions or other consents, filings and
             ---
approvals referred to in this Section 5.5 that, if not obtained, granted or taken by the Closing Date, would not materially adversely affect the ability of
(x) the Lessee to perform its obligations under this Participation Agreement,
 -
any other Operative Document to which it is a party or any Pass Through Trust
Document or (y) the Guarantor to perform its obligations under the Guaranty.
             -

          5.6.  Securities Act.  Neither the Lessee nor any Person authorized on
                --------------
its behalf has directly or indirectly offered or sold any interest in the Trust
Estate, or in any similar security relating to the Facility Assets, to, or solicited any offer to acquire any of the same from, any Person other than the
Owner Participant and the institutions referred to in the letter referred to in
Section 4.12 from Goldman Sachs & Co. and as contemplated herein or in the other
Operative Documents.  Neither the Lessee nor any Person authorized on its behalf has directly or indirectly

                                       29

offered or sold any Pass Through Certificates to, or solicited any offer to acquire the same from, any Person other than in a manner required by the Securities Act.

          5.7.  Title; Filings and Recordings.  On the Closing Date, after
                -----------------------------
giving effect to the transactions contemplated hereby (a) title in and to the
                                                       -
Facility Assets will be duly and effectively transferred to the Owner Trustee pursuant to the Conveyancing Instrument free and clear of all Liens other than
Permitted Liens described in clauses (b), (c), (d), (e), (g) and (h) of the definition thereof; (b) the filings and recordings listed in Schedule 3 will be
                     -
all the filings and recordings necessary (i) to establish the Owner Trustee's
                                          -
right, title and interest in and to the Facility Assets and (ii) to perfect the
                                                             --
mortgage Lien on and the Indenture Trustee's security interest in the Indenture
Estate created by the Indenture, and all such filings and recordings will have been duly made or arrangements shall have been made for the due filing or recording thereof, subject to requirements for filing continuation statements at appropriate intervals and (c) no other action will be required to perfect such
                           -
mortgage Lien and security interest (other than the taking of possession by the
Indenture Trustee of the original executed counterpart of the Lease and of any cash proceeds or instruments included in the Indenture Estate).

          5.8.  Chief Place of Business.  The chief place of business and chief
                -----------------------
executive office of the Lessee is in Fairfax, Virginia, and the offices where it keeps its records concerning the Facility and its accounts and contract rights are in Fairfax, Virginia.

          5.9.  Litigation.  There is no action, suit or proceeding before any
                ----------
Governmental Authority pending or, to the Actual Knowledge of the Lessee, threatened against the Lessee or its properties that questions the validity of any Operative Document or that, individually or in the aggregate, (A) is
                                                                   -
reasonably likely materially and adversely to affect (x) the consummation of the
                                                      -
transactions under the Pass Through Trust Documents, this Participation
Agreement or any other Operative Document or any action taken or to be taken by the Lessee pursuant to any Operative Document to which it is a party or (y) the
                                                                         -
Lessee's or the Guarantor's ability to perform its obligations under any of the
Operative Documents to which it is a party or (B) would result in the creation
                                               -
or imposition of any Lien (other than a Permitted Lien) upon the Facility
Assets.

                                       30

           5.10.  No Default.  No Lease Default or Lease Event of Default has
                  ----------
occurred and is continuing.

           5.11.  Event of Loss.  No Event of Loss has occurred and, to the
                  -------------
Actual Knowledge of the Lessee, no event described in clause (c) of the definition of Event of Loss has occurred with respect to the Facility Assets.

           5.12.  Environmental Matters.  To the Actual Knowledge of the Lessee:
                  ---------------------

          (a) the Lessee or one or more Affiliates thereof has obtained all Environmental Permits and is in compliance with all Environmental Laws and Environmental Permits applicable to the Facility, except where such failure would not in the aggregate materially and adversely affect the Facility or the Lessee's, the Owner Trustee's, the Indenture Trustee's or any Participant's interest therein or the financial condition of the Guarantor;

          (b) there have been no unreported Releases of Hazardous Materials from the Facility which have been required to be reported to any Governmental Authority pursuant to any applicable Environmental Laws, except for Releases which would not in the aggregate materially and adversely affect the Facility or the Lessee's, the Owner Trustee's, the Indenture Trustee's or any Participant's interest therein or the financial condition of the Guarantor; and

          (c) neither the Lessee nor the Guarantor has received any written notice that such Person is subject to any threatened, pending or outstanding Claim relating to the Facility Assets with respect to any Environmental Law or any Remedial Action, which would in the aggregate materially and adversely affect the Facility, or the Lessee's, the Owner
     Trustee's, the Indenture Trustee's or any Participant's interest therein or the financial condition of the Guarantor.

          5.13.  Description of Facility Assets.  On the Closing Date, the
                 ------------------------------
description set forth in Schedule 1 to the Conveyancing Instrument is a true and accurate description in all material respects of the Facility Assets.

          5.14.  Disclosure Representation.  There is no fact, of which the
                 -------------------------
Lessee has obtained Actual Knowledge, that has not been disclosed in writing to each of the

                                       31

Participants and that affects materially and adversely the ability of the Lessee to perform its obligations under this Participation Agreement or the other
Operative Documents, and there is no fact known to the Guarantor that has not been disclosed in writing to each of the Participants that materially and adversely affects, or would reasonably be expected to materially and adversely affect, the ability of the Guarantor to perform its obligations under the Guaranty.

          5.15.  Investment Company Act.  Neither the Guarantor nor the Lessee
                 ----------------------
is an "investment company" or a company "controlled" by an "investment company"
within the meaning of the Investment Company Act of 1940, as amended.

          5.16.  No Brokers' Fees.  Neither the Lessee nor any Person acting on
                 ----------------
its behalf has taken any actions the effect of which would be to cause the Owner
Trustee, the Indenture Trustee or any Participant to be liable for any brokers', finders' or agents' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders or agents in respect of the transactions contemplated by this Agreement other than fees payable to Goldman, Sachs & Co.
(such fees being for the sole account of the Lessee).

          5.17.  Holding Company.  The Lessee is not subject to regulation as a
                 ---------------
"holding company," an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility
Holding Company Act of 1935, as amended.

          5.18.  DISCLAIMER OF REPRESENTATIONS AND WARRANTIES.  NOTWITHSTANDING
                 --------------------------------------------
ANYTHING CONTAINED HEREIN OR IN ANY OTHER OPERATIVE DOCUMENT, THE LESSEE DOES
NOT MAKE NOR SHALL THE LESSEE BE DEEMED TO HAVE MADE, AND THE LESSEE HEREBY
DISCLAIMS, ANY REPRESENTATION OR WARRANTY OTHER THAN THOSE REFERRED TO IN THIS
SECTION, IN ANY OFFICER'S CERTIFICATE OF THE LESSEE OR EXPRESSLY MADE IN ANY
OTHER OPERATIVE DOCUMENT, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN OR
CONDITION OF THE FACILITY OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR
THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, THE ABILITY OF THE FACILITY OR
ANY PART THEREOF TO PERFORM ANY FUNCTION, THE QUALITY OF THE MATERIALS OR
WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR
ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE; PROVIDED
THAT THE FOREGOING SHALL NOT EXCUSE THE PERFORMANCE BY THE LESSEE OF ITS
OBLIGATIONS SET FORTH IN THIS PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE
DOCUMENT.  THIS DISCLAIMER OF

                                       32

REPRESENTATION AND WARRANTIES SHALL SURVIVE ANY TERMINATION OR RESCISSION OF
THIS PARTICIPATION AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS.

          Section 6.  Representations and Warranties of Owner Participant.  The
                      --------------------------------- -----------------
Owner Participant represents and warrants to each of the other parties hereto that:

          6.1.  Due Organization.  The Owner Participant is a national banking
                ----------------
association duly organized, validly existing and in good standing under the laws of the United States and has the corporate power and authority to carry on its business as presently conducted and to enter into and perform its obligations under, and to execute and deliver, this Participation Agreement and each other
Operative Document to which it is a party and is duly qualified to do business in any jurisdiction where failure to so qualify could reasonably be expected to materially, adversely affect its ability to conduct its business as presently conducted and as it is contemplated to be conducted in connection with the
Facility Assets or to perform any obligations under this Participation Agreement or any other Operative Document to which it is a party.

          6.2.  Authorization; Execution; Enforceability. The execution,
                ----------------------------------------
delivery and performance by the Owner Participant of this Participation
Agreement and each other Operative Document to which it is a party and of the transactions contemplated hereby and thereby have been duly authorized by the
Owner Participant and do not and will not require the consent or approval of any shareholder of the Owner Participant.  Each of this Participation Agreement and the Trust Agreement has been duly executed and delivered by the Owner
Participant and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, as the case may be, constitutes, and each other Operative Document to which the Owner Participant is a party will, when executed and delivered by the Owner Participant, be duly executed and delivered by the Owner Participant and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute, a legal, valid and binding obligation of the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and by the application of general equitable principles which may limit the avail-

                                       33

ability of certain remedies. Any direction given by the Owner Participant to the Owner Trustee on the Closing Date pursuant to the Trust Agreement will have been duly authorized.

          6.3.  No Violation.  The execution and delivery by the Owner
                ------------
Participant of this Participation Agreement and each other Operative Document to which it is a party do not and will not, and the performance by the Owner
Participant of its obligations under each thereof does not and will not, (i)
                                                                          -
violate or result in a breach of its charter documents or by-laws; (ii)
                                                                    --
contravene any provision of any Governmental Rule or Governmental Action applicable to it or require any Governmental Action, provided that no
                                                     --------
representation or warranty is made with respect to ERISA (except as set forth in
Section 6.7) or (iii) contravene any provision of, or constitute a default or
                 ---
require any consent under, any provision of any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its property is bound.

          6.4.  Owner Participant's Liens.  There are no Owner Participant's
                -------------------------
Liens on the Facility, the Trust Estate or the Indenture Estate or any part of any thereof, and the execution, delivery and performance by the Owner
Participant of the Operative Documents to which it is a party will not subject the Trust Estate, the Indenture Estate or the Facility or any part of any thereof to any Owner Participant's Liens.

          6.5.  Acquisition for Investment.  The Owner Participant is acquiring
                --------------------------
its interest in the Trust Estate for its own account for investment and not with a view to, or for sale in connection with, any distribution of any such interest
(it being understood that at all times the disposition of its property shall remain within its control, subject to any restrictions on transfer herein or in the Trust Agreement).

          6.6.  Securities Act.  Neither the Owner Participant nor any Person
                --------------
authorized by the Owner Participant has directly or indirectly offered or sold any interest in the Trust Estate, or in any similar security relating to the
Facility Assets, or solicited any offer to acquire any of the same from any
Person, other than, in the case of the Secured Notes, the Loan Participant, and neither the Owner Participant nor any Person authorized to act on its behalf has directly or indirectly offered or sold any Pass Through Certificates to, or solicited any offer to acquire the same

                                       34

from, any Person other than in a manner required by the Securities Act.

          6.7.  ERISA.  The Owner Participant is not acquiring any part of its
                -----
interest in the Trust Estate with any ERISA Plan Assets.

          6.8.  Investment Company Act.  The Owner Participant is not an
                ----------------------
"investment company" or a company "controlled" by an "investment company"
within the meaning of the Investment Company Act of 1940, as amended.

          6.9.  Litigation.  There is no action, suit or proceeding pending or,
                ----------
to the Actual Knowledge of the Owner Participant, threatened against the Owner
Participant or its properties before any Governmental Authority, that questions the validity of any Operative Document or that, individually or in the aggregate, (A) is reasonably likely materially and adversely to affect (x) the
            -                                                           -
consummation of the transactions under the Pass Through Trust Documents, this
Participation Agreement or any other Operative Document to which it is a party or any action taken or to be taken by the Owner Participant pursuant to any
Operative Document or (y) the ability of the Owner Participant to perform its
                       -
obligations under this Participation Agreement or any other Operative Document to which it is a party or (B) would result in the creation or imposition of any
                           -
Owner Participant's Liens.

          6.10.  No Default.  No Indenture Default or Indenture Event of
                 ----------
Default attributable to the Owner Participant has occurred and is continuing.

          6.11.  Net Worth.  The Owner Participant on the date hereof is, and,
                 ---------
as of the Closing Date will be, a national banking association with a tangible net worth determined in accordance with GAAP (excluding intangible assets) of at least $75,000,000.

          6.12.  No Brokers' Fees.  Neither the Owner Participant nor any
                 ----------------
Person acting on its behalf has taken any actions the effect of which would be to cause the Lessee, the Owner Trustee or the Loan Participant to be liable for any brokers', finders' or agents' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders or agents in respect of the transactions contemplated by this Agreement not included in Transaction
Expenses.

                                       35

          Section 7.  Representations and Warranties of Pass Through Trustee.
                      ------------------------------------------------------
State Street Bank and Trust Company represents and warrants in its individual capacity with respect to Sections 7.1, 7.2(a), 7.3, 7.4, 7.5(a), 7.6 and 7.7 and
not in its individual capacity, but solely in its capacity as Pass Through
Trustee under the Pass Through Trust Documents with respect to Sections 7.2(b)
and 7.5(b), to each of the other parties hereto that:

          7.1.  Due Organization.  State Street Bank and Trust Company is a
                ----------------
Massachusetts trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power and authority to enter into and perform its obligations under this Participation Agreement and the Pass Through Trust Documents.

          7.2.  Authorization; Execution; Enforceability. (a)  The execution,
                ----------------------------------------
delivery and performance of this Participation Agreement and the Pass Through
Trust Documents, and each of the transactions contemplated to be performed by
State Street Bank and Trust Company or the Pass Through Trustee hereby or thereby, have been duly authorized by State Street Bank and Trust Company, in its individual capacity.  Each of this Participation Agreement and the Pass
Through Trust Agreement has been duly executed and delivered by State Street
Bank and Trust Company, in its individual capacity, and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes, and each Pass Through Trust Supplement will, when executed and delivered by State Street Bank and Trust Company, in its individual capacity and in its capacity as Pass Through Trustee, be duly executed and delivered by State Street Bank and Trust Company, in its individual capacity, and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute a legal, valid and binding obligation of State Street Bank and Trust Company, in its individual capacity (to the extent it is a party hereto or thereto in such capacity), enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and by the application of general equitable principles which may limit the availability of certain remedies.

          (b)  The execution, delivery and performance of this Participation
Agreement and each Pass Through Trust

                                       36

Document and each Pass Through Certificate have been duly authorized by the Pass
Through Trustee.  Each of this Participation Agreement and the Pass Through
Trust Agreement has been duly authorized, executed and delivered by the Pass
Through Trustee and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes, each Pass Through Trust Supplement and each Pass Through Certificate will, when executed, authenticated and delivered by the Pass Through Trustee, be duly executed, authenticated and delivered by the Pass Through Trustee and thereupon will, assuming with respect to such Pass Through Trust Supplement the due authorization, execution and delivery thereof by the other parties thereto, constitute, a legal, valid and binding obligation of the Pass Through Trustee, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles which may limit the availability of certain remedies and the Certificateholders will be entitled to the benefits of the applicable Pass
Through Trust Documents.

          7.3.  No Violation.  The execution, delivery and performance by State
                ------------
Street Bank and Trust Company of this Participation Agreement and each Pass
Through Trust Document, the purchase by the Pass Through Trustee of the Secured
Notes pursuant to this Participation Agreement and the issuance of the Pass
Through Certificates pursuant to the Pass Through Trust Document, and the performance of its obligations hereunder and thereunder, do not and will not violate or result in a breach of its charter documents or by-laws and do not and will not contravene any Governmental Rule of the United States of America or the
Commonwealth of Massachusetts, governing with respect to its banking or trust powers and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which
State Street Bank and Trust Company, in its individual capacity, is a party, or by which it or any of its properties are bound, or require any Governmental
Action of the United States of America or the Commonwealth of Massachusetts
governing its banking or trust powers.

          7.4.  Litigation.  There is no action, suit or proceeding pending
                ----------
before any Governmental Authority or, to the Actual Knowledge of State Street
Bank and Trust Company (in its individual capacity or as Pass Through Trustee),

                                       37

threatened against the Pass Through Trustee or State Street Bank and Trust
Company or its properties that questions the validity of any Operative Document to which it is a party or that, individually or in the aggregate, (A) is
                                                                   -
reasonably likely materially and adversely to affect (x) the consummation of the
                                                      -
transactions under the Pass Through Trust Documents, this Participation
Agreement or any other Operative Document or action taken or to be taken by the
Pass Through Trustee (in either such capacity) under any of the Operative
Documents to which it is a party or (y) the ability of the Pass Through Trustee
                                     -
(in either such capacity) to perform its obligations under this Participation
Agreement or the Pass Through Trust Documents (in either such capacity) or (B)
                                                                            -
would result in the creation or imposition of any Pass Through Trustee's Liens.

          7.5.  Pass Through Trustee's Liens.  (a)  There are no Pass Through
                ----------------------------
Trustee's Liens attributable to State Street Bank and Trust Company, in its individual capacity, on the Pass Through Trust Property or on any part thereof.

          (b)  There are no Pass Through Trustee's Liens on the Pass Through
Trust Property or any part thereof.

          7.6.  Securities Act.  State Street Bank and Trust Company has not,
                --------------
nor has any Person authorized by State Street Bank and Trust Company, offered or sold any interest in the Pass Through Certificates or any Secured Note, or in
any similar security relating to the Facility Assets, for sale to, or solicited any offer to acquire any of the same from, anyone other than the Owner Trustee, and no responsible officer or responsible employee of State Street Bank and
Trust Company has knowledge of any such offer or solicitation, except as set forth in the Operative Documents.

          7.7.  No Taxes Payable.  Except for Taxes based upon the income of any
                ----------------
Person, there are no Taxes payable in the state in which the principal place of business of the Pass Through Trustee is located in connection with the execution, delivery, consummation or recordation of this Participation Agreement and the other Operative Documents, upon or with respect to the Trust Estate or the Indenture Estate, or in connection with the consummation of the transactions contemplated hereby and by the other Operative Documents (including, without limitation, the filing of financing statements with respect thereto or the sale or transfer of the Facility Assets).

                                       38

          Section 8.  Representations and Warranties of the Trust Company and
                      -------------------------------------------------------
the Owner Trustee.  The Trust Company represents and warrants in its individual
-----------------
capacity with respect to Sections 8.1, 8.2(a) and clause (i) of the first sentence of Section 8.2(b), 8.3(a), 8.4(a), 8.5, 8.6 (with respect to Lessor's
Liens attributable to it), 8.7 (as specified therein), 8.8, 8.9 and 8.10, and in its capacity as Owner Trustee represents and warrants with respect to Sections
8.2(b), 8.3(b), 8.4(b), 8.5(b), 8.6 (with respect to Lessor's Liens attributable to it) and 8.7 (as specified therein), to each of the other parties hereto that:

          8.1.  Due Organization.  The Trust Company is a Delaware banking
                ----------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under the Trust Agreement, this Participation
Agreement and each other Operative Document to which it is a party and, assuming due authorization, execution and delivery by the Owner Participant of the
Trust Agreement and upon due direction by the Owner Participant pursuant thereto, will have the power and authority to enter into and perform its obligations as Owner Trustee under the Trust Agreement, this Participation
Agreement and each other Operative Document to which the Owner Trustee is a party.

          8.2.  Authorization; Execution; Enforceability. (a)  The execution,
                ----------------------------------------
delivery and performance of this Participation Agreement, the Trust Agreement and each other Operative Document to which the Trust Company is a party have been duly authorized.  Each of this Participation Agreement and the Trust
Agreement has been duly executed and delivered by the Trust Company and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto or thereto, as the case may be, constitute, and each other
Operative Document to which the Trust Company is a party will, when executed and delivered by the Trust Company, be duly executed and delivered by the Trust
Company and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute, a legal, valid and binding obligation of the Trust Company, to the extent entered into by the Trust
Company, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and by the

                                       39

application of general equitable remedies which may limit the availability of certain remedies.

          (b)  This Participation Agreement and the Trust Agreement (assuming due authorization, execution and delivery by the Owner Participant of the
Trust Agreement and upon due direction by the Owner Participant pursuant thereto), (i) have been duly authorized, executed and delivered by one of the
           -
Owner Trustee's officers who is duly authorized to execute and deliver such
Operative Document on behalf of the Owner Trustee and, (ii) assuming the due
                                                        --
authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, as the case may be, constitute, and each other Operative
Document to which the Owner Trustee is a party will, when executed and delivered by the Owner Trustee, be duly executed and delivered by an officer of the Owner
Trustee who is duly authorized to execute and deliver such Operative Document on behalf of the Owner Trustee and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute, a legal, valid and binding obligation of the Owner Trustee enforceable against the
Owner Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles, which may limit the availability of certain remedies.  Upon execution of the Secured Notes by the Owner Trustee, authentication thereof by the Indenture Trustee and delivery thereof against payment or the giving of consideration therefor in accordance with the Indenture and this Agreement, the
Secured Notes will be legal, valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles which may limit the availability of certain remedies.

          8.3.  No Violation.  (a)  The execution and delivery by the Trust
                ------------
Company of the Trust Agreement and, to the extent it is a party hereto or thereto in its individual capacity, this Participation Agreement and each other
Operative Document, do not or will not, and the performance by the Trust
Company of its obligations under each will not, violate or result in a breach of the charter documents or

                                       40

by-laws of the Trust Company, do not and will not contravene any United States
Federal or Delaware Governmental Rule governing its banking or trust powers relating to or affecting its capacity to act as contemplated by the Trust
Agreement or the other Operative Documents to which it is a party and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Trust Company is a party or by which it or any of its property is bound, or require any United
States Federal or Governmental Action relating to or affecting its capacity to act as contemplated by the Trust Agreement or the other Operative Documents to which it is a party.

          (b)  The execution and delivery by the Owner Trustee of each Operative
Document to which the Owner Trustee is a party do not and will not, and the performance by the Owner Trustee of the Owner Trustee's obligations under each will not, violate or result in a breach of the charter documents or by-laws of the Trust Company, do not and will not contravene any United States Federal or Delaware Governmental Rule regulating the Owner Trustee's banking or trust powers relating to or affecting the Owner Trustee's capacity to act as contemplated by the Trust Agreement or the Owner Trustee Documents and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Trust Company or the Owner Trustee is a party or by which the Trust Company or the Owner Trustee or the Owner Trustee's property is bound or require any United States Federal or Delaware Government Action relating to or affecting the Owner Trustee's capacity to act as contemplated by the Trust Agreement or the Owner Trustee Documents.

          8.4.  No Default.  (a)  No Indenture Default or Indenture Event of
                ----------
Default attributable to the Trust Company has occurred and is continuing.

          (b) No Indenture Default or Indenture Event of Default attributable to the Owner Trustee has occurred and is continuing.

                                       41

          8.5.  Litigation.  (a)  There is no action, suit or proceeding pending
                ----------
or, to the Actual Knowledge of the Trust Company, threatened before any
Governmental Authority against the Trust Company that questions the validity of any Operative Document to which the Trust Company or the Owner Trustee is a party or that, individually or in the aggregate, (A) is reasonably likely
                                                  -
materially and adversely to affect (x) the consummation of the transactions
                                    -
under the Pass Through Trust Documents, this Participation Agreement or any other Operative Document or any action taken or to be taken by it pursuant to any Operative Document or (y) the ability of the Trust Company to perform its
                           -
obligations under this Participation Agreement or any other Operative Document to which it is a party or (B) would result in the creation or imposition of any
                           -
Lessor's Liens.

          (b)  There is no action, suit or proceeding pending or, to the Actual
Knowledge of the Owner Trustee, threatened before any Governmental Authority against the Owner Trustee that questions the validity of any Operative Document to which it is a party or that, individually or in the aggregate, is reasonably likely materially and adversely to affect (x) the consummation of the
                                           -
transactions under the Pass Through Trust Documents, this Participation
Agreement or any other Operative Document or any action taken or to be taken by it pursuant to any Operative Document or (y) the ability of the Owner Trustee to
                                          -
perform the Owner Trustee's obligations under this Participation Agreement or any other Operative Document to which the Owner Trustee is a party.

          8.6.  Lessor's Liens.  There are no Lessor's Liens attributable to the
                --------------
Owner Trustee or the Trust Company, as the case may be, on the Facility, the
Trust Estate or the Indenture Estate or on any part of any thereof, and the execution, delivery and performance by either of the Owner Trustee or the Trust
Company, as the case may be, of the Operative Documents to which it is a party will not subject the Trust Estate, the Indenture Estate or the Facility or any
part of any thereof to any such Lessor's Liens.

          8.7.  Securities Act.  None of the Trust Company, the Owner Trustee or
                --------------
any Person authorized by the Trust Company or Owner Trustee to act on its behalf has directly or indirectly offered or sold any interest in the Trust Estate or the Secured Notes to, or in any similar security relating to the Facility
Assets, or solicited any offer to acquire any of the same from, any Person, other than, in the case of the Secured Notes, the Loan Participant, and none of the Trust Company, the Owner Trustee or any Person

                                       42

authorized by the Trust Company or the Owner Trustee to act on its behalf has directly or indirectly offered or sold any Pass Through Certificates to, or solicited any offer to acquire the same from, any Person other than in a manner required by the Securities Act.

          8.8.  Chief Place of Business.  The Trust Company's chief place of
                -----------------------
business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Document are or will be kept are located in Wilmington,
Delaware.

          8.9.  No Taxes Payable.  Except for Taxes based upon the income of any
                ----------------
Person, there are no Taxes payable in the state in which the principal place of business of the Trust Company or of the Owner Trustee, as the case may be, is located in connection with the execution, delivery, consummation or recordation of this Participation Agreement and the other Operative Documents, upon or with respect to the Trust Estate or the Indenture Estate, or in connection with the consummation of the transactions contemplated hereby and by the other Operative Documents (including, without limitation, the filing of financing statements with respect thereto or the sale or transfer of the
Facility Assets or any right in favor of the Lessor created by the Ground Lease solely because the Trust Company has its principal place of business in the
State of Delaware).

          8.10.  Title.  On the Closing Date, the Owner Trustee shall have
                 -----
received whatever title in and to the Facility Assets as was conveyed to it by
Mobil Oil Corporation.

          Section 9.  Representations and Warranties of the Indenture Trustee.
                      -------------------------------------------------------
The Indenture Trustee represents and warrants, in its individual capacity with respect to Sections 9.1, 9.2(a), 9.3, 9.4, 9.5(a) and 9.6, and in its capacity as Indenture Trustee with respect to Sections 9.2(b) and 9.5(b), to each of the other parties hereto that:

          9.1.  Due Organization.  The Indenture Trustee is a Massachusetts
                ----------------
trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power and authority to enter into and perform its obligations under this Participation
Agreement and each other Operative Document to which it is a party.

                                       43

          9.2.  Authorization; Execution; Enforceability. (a)  The execution,
                ----------------------------------------
delivery and performance by the Indenture Trustee of this Participation
Agreement and each other Operative Document to which the Indenture Trustee is a party have been duly authorized by the Indenture Trustee. This Participation
Agreement has been duly executed and delivered by the Indenture Trustee and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes, and each other Operative Document to which the
Indenture Trustee is a party, will when executed and delivered by the Indenture
Trustee, be duly executed and delivered by the Indenture Trustee and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute, a legal, valid and binding obligation of the
Indenture Trustee in its individual capacity (to the extent it is a party hereto or thereto in such capacity), enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles which may limit the availability of certain remedies.  Assuming due authorization, execution and delivery thereof by the
Owner Trustee, each Secured Note issued on the Closing Date pursuant to the terms of this Agreement and the Indenture on the Closing Date will have been duly authenticated.

          (b) This Participation Agreement has been duly executed and delivered by the Indenture Trustee and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes, and each other
Operative Document to which the Indenture Trustee is a party, will, when executed and delivered by the Indenture Trustee, be duly executed and delivered by the Indenture Trustee and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto constitute legal, valid and binding obligations of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles which may limit the availability of certain remedies.

                                       44

          9.3.  No Violation.  The execution and delivery by the Indenture
                ------------
Trustee of this Participation Agreement and each other Operative Document to which it is a party do not and will not, and the performance by it of its obligations under each will not, violate or result in a breach of its charter documents or by-laws and do not and will not contravene any Governmental Rule of the United States of America or the Commonwealth of Massachusetts governing with respect to its banking or trust powers, and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Indenture Trustee, in its individual capacity, is a party, or by which it or any of its properties are bound, or require any
Governmental Action of the United States of America or the Commonwealth of
Massachusetts governing its banking or trust powers.

          9.4.  Litigation.  There is no action, suit or proceeding pending
                ----------
before any Governmental Authority or, to the Actual Knowledge of the Indenture
Trustee (in its individual capacity or as Indenture Trustee), threatened against the Indenture Trustee that questions the validity of any Operative Document to which it is a party or that, individually or in the aggregate, (A) is reasonably
                                                                -
likely materially and adversely to affect (x) the consummation of the
                                           -
transactions under the Pass Through Trust Documents, this Participation
Agreement or any other Operative Document or any action taken or to be taken by it pursuant to any Operative Document or (y) the ability of the Indenture
                                          -
Trustee (in either such capacity) to perform the Indenture Trustee's obligations under this Participation Agreement or any other Operative Document to which the
Indenture Trustee is a party (in either such capacity) or (B) would result in
                                                           -
the creation or imposition of any Indenture Trustee's Liens.

          9.5.  Indenture Trustee's Liens.  (a)  There are no Indenture
                -------------------------
Trustee's Liens attributable to State Street Bank and Trust Company, in its individual capacity, on the Trust Estate, the Indenture Estate, the Facility or
on any part thereof.

          (b)  There are no Indenture Trustee's Liens on the Trust Estate, the
Indenture Estate or on any part thereof.

          9.6.  No Taxes Payable.  Except for Taxes based upon the income of any
                ----------------
Person, there are no Taxes payable in the state in which the principal place of business of the Indenture Trustee is located in connection with the execution, delivery, consummation or recordation of this

                                       45

Participation Agreement and the other Operative Documents, upon or with respect to the Trust Estate or the Indenture Estate, or in connection with the consummation of the transactions contemplated hereby and by the other Operative
Documents (including, without limitation, the filing of financing statements with respect thereto or the sale or transfer of the Facility Assets or any right in favor of the Lessor created by the Ground Lease).

           Section 10.  Lessee Covenants.  The Lessee covenants and agrees
                        ----------------
that:

          10.1.  Officer's Certificate.  The Lessee will deliver to the Owner
                 ---------------------
Participant, the Owner Trustee and the Indenture Trustee on or before November 1 of each year during the Lease Term commencing in 1998, an Officer's Certificate of the Lessee to the effect that the signer is familiar with or has reviewed the relevant terms of the Lease and the other Operative Documents to which the
Lessee is a party and the signer does not have knowledge of the existence, as of the date of such certificate, of any condition or event which constitutes a
Lease Default, Lease Event of Default, an Event of Loss or an event described in clause (c) of the definition of Event of Loss that but for the passage of time would constitute an Event of Loss, or if any such condition or event exists, specifying the nature thereof, the period of existence thereof and what action the Lessee has taken or proposes to take with respect thereto.

          10.2.  Requested Information.  During the Lease Term, with reasonable
                 ---------------------
promptness, the Lessee will deliver to the Owner Participant, the Owner Trustee and the Indenture Trustee such data and information as to the Facility as from time to time may be reasonably available to the Lessee without undue expense and reasonably requested by any of such parties; provided, however, that, unless a
                                             --------  -------
Specified Lease Event of Default shall have occurred and be continuing and the
Owner Trustee shall have commenced to exercise its rights under Section 16 of the Lease, the Lessee shall not be required to deliver or otherwise to disclose to the Owner Participant, the Owner Trustee or the Indenture Trustee any data or information that the Lessee deems to be Confidential Information.

          10.3.  Maintenance of Corporate Existence, Etc. Subject to the
                 ---------------------------------------
provisions of Section 10.4, the Lessee shall at all times maintain its corporate existence and preserve and keep in full force and effect its rights and franchises the loss of which, individually or in the aggregate, would

                                       46

have a material adverse effect on the Lessee's ability to comply with its obligations under the Operative Documents to which it is a party.

          10.4.  Merger, Consolidation, Sale, Etc.  So long as any of the
                 --------------------------------
Secured Notes remain Outstanding or any amounts with respect thereto due and owing by the Lessee to the Loan Participant under any Operative Document remain unpaid and so long as the Lease Term shall not have expired or been terminated, the Lessee shall not consolidate with or merge with or into any other corporation or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its assets as an entirety to any Person, unless:

          (i) except if the Lessee immediately following such consolidation or merger is the surviving corporation, the corporation formed by such consolidation or into which the Lessee is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of the assets of the Lessee as an entirety shall be organized under the laws of the United States of America, any State thereof or the District of Columbia and execute and deliver to the Owner Trustee, the Owner Participant, the Indenture Trustee and the Loan Participant an agreement containing the assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of this Participation Agreement, the Lease, the Indenture, the Tax Indemnity
     Agreement and each other Operative Document to which the Lessee is a party to be performed, complied with or observed by the Lessee;

          (ii) on the date any such consolidation, merger, conveyance, transfer or lease is effective, no Specified Lease Event of Default shall have occurred and be continuing or would result from giving effect thereto;

          (iii) except if the Lessee immediately following such consolidation or merger is the surviving corporation, the Lessee shall have delivered to each of the Owner Trustee, the Owner Participant and the Indenture
     Trustee an Officer's Certificate of the Lessee or the successor corporation or Person and an opinion of counsel to the Lessee (which may be the Guarantor's internal counsel), each successor corporation (which may be its internal counsel) or Person, each stating that such consolidation, merger, conveyance, transfer

                                       47

     or lease and the assumption agreement mentioned in clause (i) above comply with this Section 10.4 and that all conditions precedent herein provided for relating to such transaction have been satisfied (except that such opinion need not cover the matters referred to in clause (ii) above and may rely, as to factual matters, on an Officer's Certificate of the applicable
     Person) and, in the case of such opinion, that (x) such assumption
                                                     -
     agreement has been duly authorized, executed and delivered by such successor corporation or Person and is enforceable against such successor corporation or Person in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity and (y) all filings or recordations necessary to
                               -
     protect the interests of the Owner Trustee, the Indenture Trustee and the
     Owner Participant in and to the Facility Assets have been made; and

          (iv) after giving effect to any consolidation, merger, conveyance, transfer or lease of all or substantially all of the assets of the Lessee as an entirety in accordance with this Section 10.4, the Guaranty shall remain in full force and effect and shall constitute a full and unconditional guaranty by the Guarantor of the successor corporation's or Person's obligations under the Operative Documents to which it is a party to the same extent as the Lessee's obligations under such documents prior to giving effect to any such consolidation, merger, conveyance, transfer or lease of substantially all of the assets of the Lessee.

Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Lessee as an entirety in accordance with this Section 10.4, the successor corporation or Person formed by such consolidation or into which the Lessee is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Lessee under this Participation Agreement and the other Operative Documents to which the Lessee is a party with the same effect as if such successor corporation or Person had been named as the Lessee herein and therein. No such consolidation, merger, conveyance, transfer or lease of all or substantially all of the assets of the Lessee as an entirety shall have the effect of releasing the Lessee or

                                       48

any successor corporation or Person which shall theretofore have become such in the manner prescribed in this Section 10.4 from its liability hereunder, under any other Operative Document or under the Pass Through Trust Documents. Nothing contained herein shall permit any lease, sublease or other arrangement with respect to the Facility except in compliance with the applicable provisions of the Lease.

          10.5.  Change in Name or Chief Place of Business.  The Lessee shall
                 -----------------------------------------
give written notice to the Owner Trustee, the Owner Participant and the
Indenture Trustee promptly after any change in its name or chief place of business or chief executive office.

          10.6.  Further Assurances.  The Lessee, at its own cost and expense,
                 ------------------
will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Owner Trustee, the Owner
Participant, the Loan Participant or the Indenture Trustee reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Participation Agreement, the other Operative Documents and the transactions contemplated hereby and thereby.  The Lessee, at its own cost and expense, will cause the Indenture, the Ground Lease and the Lease, any supplements or amendments thereto and restatements thereof and all financing statements, fixture filings and other documents, to be recorded or filed at such places and times and in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested (x) by the Owner Trustee, the Owner Participant or the Indenture
           -
Trustee in order to establish, preserve and protect the interest of the Owner
Trustee in and to the Facility Assets and (y) so long as any Secured Notes are
                                           -
Outstanding, by the Indenture Trustee, the Loan Participant or (unless the
Indenture Trustee objects thereto) the Owner Trustee in order to establish, preserve, protect and perfect the mortgage and security interest of the
Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and the Indenture Trustee's rights under this Participation
Agreement and the other Operative Documents, subject only in each case to
Permitted Liens.

          10.7.  Inspection.  (a)  The Lessee shall permit the Indenture
                 ----------
Trustee, the Owner Participant and the Owner Trustee (and any authorized representatives of any thereof), at such Person's risk, including, without limitation, as to personal injury and death (other than due to the Lessee's gross negligence or willful misconduct), and, unless a Lease

                                       49

Event of Default under Section 15(a), (c) (based upon a default under Section
11.1 or 11.3 of the Lease), (g) or (h) of the Lease is continuing, expense, including, without limitation, the cost and expense for such Person's transportation to and from the Facility, and under conditions reasonably acceptable to the Lessee, to visit and inspect the Facility, and the Lessee will make available the books and records of the Lessee related thereto, and make copies and extracts therefrom, and have access to the officers of the Lessee and the Operator (if the Operator is an Affiliate of the Lessee) and shall use reasonable efforts to make available the public accountants of the Lessee, all upon reasonable notice and at such reasonable times during normal business hours and as may be reasonably requested; provided, however, that (A) unless there is
                                    --------  -------        -
such an existing Lease Event of Default or the Return Arrangement Period has
commenced and is continuing, the Indenture Trustee, the Owner Participant and the Owner Trustee may not make more than one such inspection in any calendar year without the Lessee's prior written consent (and, unless an Indenture Event of Default has occurred and is continuing, the Indenture Trustee may not make such inspection without the consent and, if requested, participation of the
Owner Participant); (B) such inspection must be under the supervision of the
                     -
Lessee or its designee; (C) any Person making any inspection shall, if requested
                         -
by the Lessee, sign a waiver and release in form and substance satisfactory to the Lessee releasing the Lessee from liability with respect to any risks incurred in connection with any such inspection to the same extent as does the
Lessor under this Section 10.7 prior to conducting any such inspection; (D) any
                                                                         -
such inspection shall be subject to the safety, security and workplace rules applicable to the location where such inspection is conducted and to the requirements of all Governmental Rules; and (E) no such inspection shall include
                                             -
the review or inspection of any Confidential Information, provided that, solely
                                                          --------
during the continuance of such an existing Lease Event of Default or the Return
Arrangement Period, and subject to Section 11.5 hereof, such inspection may include the review and inspection of the Return Confidential Information.  All information obtained in connection with any inspection shall be held confidential by any Person making such inspection and each party hereto (other than the Lessee) and shall not be furnished or disclosed by such Person except as permitted pursuant to Section 11.5.  During the Lease Term, notwithstanding anything to the contrary in any Operative Document or any law applicable thereto
(including without limitation the Ground Lease and any law applicable thereto), the Indenture

                                       50

Trustee, the Owner Trustee and the Owner Participant, to the maximum extent permitted by applicable law, shall not have, and hereby waive, any right or privilege of access to the Facility or the Site other than the rights provided in this Section 10.7 or in connection with the exercise of remedies under
Section 16.1 of the Lease.

          (b) No Person entitled to make any inspection or inquiry referred to in this Section 10.7 shall have any duty to make such inspection or inquiry, or shall incur any liability or obligation by reason of not making any such inspection or inquiry. No inspection pursuant to this Section 10.7 shall interfere with the use, operation or maintenance of the Facility Assets or any part thereof, or the rights of any Person permitted under the Ground Lease, and the Lessee shall not be required to undertake or incur any additional liabilities in connection therewith.

          10.8.  Limitation on Acquisition of Pass Through Certificates.  Unless
                 ------------------------------------------------------
(i) the Lessee (or its designee) shall have purchased the Facility or (ii) the
 -                                                                     --
Lessee or its designee shall have purchased the Beneficial Interest, the Lessee will not, and will not permit any of its Affiliates to, acquire directly or through a nominee or agent by purchase or otherwise any interest in any Pass
Through Certificates (a) prior to the one-year anniversary of the Closing Date
                      -
or (b) if the aggregate principal amount of all Pass Through Certificates held
    -
by or for the account of the Lessee immediately after such acquisition would exceed 49% of the outstanding principal amount of Pass Through Certificates immediately prior to such acquisition.

          10.9.  Support Agreements.  During (1) the occurrence and continuance
                 ------------------           -
of a Lease Event of Default or (2) a Return Arrangement Period, the Lessor may
                                -
give written notice to the Lessee that the Lessor wishes the Lessee to cause one or more of the Lessee's Affiliates to enter into one or more Support Agreements
(as defined and described below) with the Termination Owner (as defined below)
(such written notice of request, a "Support Request").  If the Lessor shall have
                                    ---------------
made a Support Request, unless the Lessee shall have cured such Lease Event of
Default or shall have exercised a purchase or renewal option with respect to the
Facility or the Lessee or its designee shall have purchased the Beneficial
Interest, the Lessee will, not later than the Support Effective Date (as defined below), cause one or more of its Affiliates to enter into one or more agreements coterminous with the Ground Lease (each, a "Support Agreement") with the Lessor
                                            -----------------
or such Person as the Lessor may

                                       51

designate as the owner of the Facility Assets (the "Termination Owner") pursuant
                                                    -----------------
to which Support Agreements, such Affiliate(s) shall (a) to the extent that the
                                                      -
Lessee or a Subsidiary of the Guarantor produces toluene, propylene or any other product at the Refinery that is surplus to its own and its Affiliates'
requirements and is generally sold on a commercial basis by the Lessee or any
Subsidiary of the Guarantor to Persons who are not Affiliates of the Lessee or
any Subsidiary of the Guarantor, sell toluene, propylene and/or any such other product to the Termination Owner at Fair Market Rates for use with the Facility
Assets at the Site; (b) supply the Termination Owner, at cost (including,
                     -
without limitation, pro rata overhead and similar costs), with utility and other services necessary for the operation of the Facility Assets at the Site, including steam, fuel, gas, electricity, cooling water, river water, potable water, fire water, waste water treatment, plant air, instrument air, hydrogen, nitrogen, high pressure waste gas system, low pressure waste gas system and flare system (provided that, if a particular utility or service is required by
              --------
applicable law to be provided directly to the Termination Owner by a public utility, the Lessee or one of its Affiliates shall take such action as is required to permit such public utility to be able to have access sufficient to provide such utility or service directly to the Termination Owner at the Site);
(c) provide "start-up" technical support and training, at Fair Market Rates, for
 -
up to twenty-five (25) employees or agents of the Termination Owner with respect to the operation of the Facility Assets at the Site; (d) if and for so long as
                                                      -
an Affiliate of the Lessee continues to own and operate the Refinery or a
Significant Portion thereof, operate the Facility Assets on behalf of the
Termination Owner, for which operation and management services such Affiliates shall receive compensation at Fair Market Rates; provided that in lieu of the
                                                 --------
foregoing, the Lessor shall have the option to designate such other Person, as the Lessor may choose, to operate the Facility Assets on behalf of the
Termination Owner, such other Person to be subject to the Lessee's approval with respect to such other Person's credit-worthiness, reliability, environmental record, experience in operating similar facilities and other similar matters, such approval not to be unreasonably withheld; (e) grant the Termination Owner
                                                -
access rights over such areas within the Refinery, if any, not covered by the
Ground Lease as shall be necessary to operate the Facility Assets as the
Facility Assets shall have been operated immediately prior to termination, including, to the extent necessary and not so covered, any necessary easements and rights to use of the Wharf and parking facilities, if any, at fair market

                                       52

rates (reflecting the fair market value of the right to use the Site, as enhanced by all such easements and other rights, including the Easements) and subject, in each case, to proportionate cost sharing arrangements satisfactory to the Guarantor and the provider of such rights with respect to use, upkeep and maintenance of such portions of the Refinery (including the Wharf); (f) enter
                                                                     -
into shared storage or other storage arrangements, or assist in arranging off-
site storage outside the Facility and the Refinery, at Fair Market Rates for
storage of toluene, benzene and paraxylene,  subject to tank contamination provisions satisfactory to the Guarantor; (g) license the MTPX Technology
                                           -
(including, without limitation, (x) leases or other agreements for the use of
                                 -
the catalyst or replacement catalyst and (y) any technology necessary to the
                                          -
operation of the Facility as modified by the Modifications described in Section
11.5(a)(ii) or (b) of the Lease), at Fair Market Rates to the Termination Owner,
for use only with the Facility Assets at the Site, subject to confidentiality and other agreements satisfactory to the Guarantor; and (h) such other support
                                                         -
and services as are reasonable and necessary for the use and operation of the
Facility Assets on the Site in the manner contemplated by the Lease for such reasonable compensation as may be agreed.  Each Support Agreement shall require that the Termination Owner reimburse the Lessee and any of its Affiliates for all costs and expenses paid by them in connection with the disposition of any part of the Facility by such Termination Owner (other than in respect of a disposition under Section 16.1 of the Lease or the Lessee's obligations set forth in Section 12.3 of the Ground Lease).  The Owner Trustee shall not designate any Termination Owner, nor shall any Termination Owner convey any rights in respect of the Facility Assets to any Person, unless such Termination
Owner or Person (x) shall have agreed to perform all obligations of the
                 -
Termination Owner under each Support Agreement and of the Ground Lessee under the Ground Lease, and (y) shall have agreed, in a manner reasonably satisfactory
                       -
to the Guarantor, to reimburse the Lessee and any of its Affiliates as required by the immediately preceding sentence of this Section 10.9; provided that any
                                                            --------
such transfer or assignment to a Termination Owner or other Person shall be effective only if the conditions to transfer set forth in clauses (a), (b) and
(e) of Section 13.2 shall be satisfied.  Upon expiration of the Lease, the Owner
Participant or, if the Owner Participant no longer has any right, title or interest in the Trust Estate (or directly or indirectly in the Facility), the
Termination Owner shall fully and unconditionally guarantee the obligations of the Lessor and

                                       53

such Termination Owner (in the case of the Owner Participant) or Person under such Support Agreements and under the Ground Lease. The obligations of the Lessee's Affiliates under the Support Agreements shall be fully and unconditionally guaranteed by the Guarantor. The Lessee shall pay the reasonable out-of-pocket costs and expenses incurred by the Lessor and the Owner
Participant in connection with the negotiation, execution and delivery of the Support Agreements, including reasonable attorneys' fees and disbursements.

          For purposes of the second sentence of this Section 10.9, "Support
                                                                     -------
Effective Date" shall mean (i) in the case of a Support Agreement being entered
--------------              -
into during the continuance of a Lease Event of Default, the date that is sixty
(60) days after the receipt by the Lessee of the Support Request or (ii) in the
                                                                     --
case of a Support Agreement being entered into during a Return Arrangement
Period, the date that is the later of (A) 365 days prior to the date the
                                       -
Facility Assets are to be returned to the Lessor pursuant to the Lease and (B)
                                                                            -
ninety (90) days after the receipt by the Lessee of the Support Request.

          10.10.  Certain Agreements Relating to the Ground Lease.  The
                  -----------------------------------------------
provisions of Section 12.3 of the Ground Lease are incorporated herein by reference as if fully set forth herein.

           Section 11.  Other Covenants and Agreements.
                        ------------------------------

           11.1.  Agreements of Owner Participant.  The Owner Participant
                  -------------------------------
covenants and agrees that:

          (a)  Discharge of Liens.  The Owner Participant will not create or
               ------------------
permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, (i) all Owner Participant's Liens and (ii) all Lessor's Liens
             -                                     --
resulting from any act or failure to act by the Owner Trustee at the express direction of, or with express authorization from, the Owner Participant on all or any part of the Facility, the Site, the Trust Estate, the Indenture Estate or
title thereto or any interest therein; provided, however, that the Owner
                                       --------  -------
Participant shall not be required to remove any such Owner Participant's Lien or
Lessor's Lien (other than any such Lien affirmatively imposed by the Owner
Participant) for so long as the same is being diligently contested in good faith and by appropriate proceedings so long as such proceedings do not involve any

                                       54

material danger of (1) the sale, forfeiture or loss of any part of any of the
                    -
Facility, the Site, the Trust Estate or the Indenture Estate, or title thereto or any interest therein, (2) the interference with the use or disposition of any
                          -
of the foregoing or any part thereof, or title thereto or any interest therein, or (3) interference with the payment of Rent.  The Owner Participant shall
    -
indemnify, protect, defend, save and keep harmless the Lessee, the Loan
Participant, any Holder and the Indenture Trustee from and against any and all
Claims that may be imposed on, incurred by or asserted against such Person or the Facility arising out of any such Owner Participant's Liens or any Lessor's
Liens described in clause (ii) of the first sentence of this Section 11.1.

          (b)  Prepayment.  Unless the Lease shall have been declared in default
               ----------
pursuant to Section 16.1 thereof, the Owner Participant will not, and will not cause or permit the Owner Trustee to, directly or indirectly prepay, defease, redeem, refund, refinance or acquire any Secured Note, or give a notice of redemption with respect thereto, without the prior written consent of the
Lessee, other than in the event of a redemption or purchase of Secured Notes by the Owner Trustee or the Owner Participant pursuant to Section 3.06 of the
Indenture or as provided in Section 15.  This Section 11.1(b) shall not be deemed to permit prepayment of Secured Notes except as permitted by the
Indenture.  If (i) the Lessee shall have irrevocably elected (A) to exercise a
                -                                             -
purchase option with respect to the Facility pursuant to the Lease or (B) to
                                                                       -
terminate the Lease pursuant to Section 6 or 7 of the Lease, and the Lessee shall not have elected to assume the Secured Notes pursuant to Section 11.6 or

(ii) an Event of Loss with respect to the Facility Assets shall have occurred,
---
then the Owner Participant agrees, upon request of the Lessee specifying the relevant information, to instruct the Owner Trustee to give an irrevocable notice of redemption pursuant to Section 3.10 of the Indenture with respect to the Secured Notes to be redeemed in connection with such purchase, termination or Event of Loss, which notice shall specify the date for and amount of such redemption pursuant to, and shall be given in accordance with, the terms of the
Indenture. The date so specified by the Lessee shall govern any inconsistent date set forth in the Operative Documents for performance by the Lessee of its obligations in respect of such purchase, termination or Event of Loss.

          (c)  Cooperation with Lessee.  The Owner Participant shall, to the
               -----------------------
extent reasonably so requested by the

                                       55

Lessee, cooperate with the Lessee, at the Lessee's expense, to enable the Lessee to perform the covenants contained in Section 10.6 and to make such filings and recordings as may be reasonably requested by the Lessee to accomplish the purposes of this Participation Agreement and the other Operative Documents, including, without limitation, at any time and from time to time, promptly upon the request of the Lessee, duly executing and delivering any and all such further instruments and documents as the Lessee may reasonably request in order to perform such covenants and to make such filings and recordings.

          (d)  Successor Owner Trustee.  Unless the Lease shall have been
               -----------------------
declared in default pursuant to Section 16.1 thereof, the Owner Participant shall not appoint or cause or allow to be appointed a successor to any Owner
Trustee under the Trust Agreement without obtaining the prior written consent of the Lessee, which consent shall not unreasonably be withheld.  In addition, if requested by the Lessee, the Owner Participant shall appoint a successor trustee designated by the Lessee and acceptable to the Owner Participant to any Owner
Trustee under the Trust Agreement. The Owner Participant shall (at the Lessee's expense) cause any such successor trustee, simultaneously with its assumption of duties in such capacity, to take all actions as may be reasonably requested by the Indenture Trustee, the Loan Participant or the Lessee (including, without limitation, the filing of amendments to the Ground Lease and financing statements) in order to establish, preserve, protect and perfect the right, title and interest of such successor trustee in and to the Facility Assets and, so long as any Secured Notes are Outstanding, the mortgage and security interest of the Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and the Indenture Trustee's rights under this
Participation Agreement and the other Operative Documents, subject in each case only to Permitted Liens.

          (e)  Performance of Obligations.  The Owner Participant will perform
               --------------------------
and comply with all obligations imposed on the Owner Participant pursuant to the Operative Documents in accordance with the terms and conditions of each thereof.  In addition, the Owner Participant agrees to pay, or cause the Lessor to pay, all fees and expenses that are for the account of the Lessor in connection with an Appraisal Procedure.

          (f)  Instructions to Owner Trustee.  The Owner Participant will not
               -----------------------------
instruct or otherwise direct the Owner

                                       56

Trustee to take, or omit to take, any action in violation of the express covenants and agreements of the Owner Trustee in any Operative Document. The
Owner Participant will not unreasonably withhold its consent to or authorization of any consent requested of the Owner Trustee under the terms of any Operative
Document which by its express terms is not to be unreasonably withheld by the Owner Trustee.

          (g)  Termination of Trust Agreement.  The Owner Participant will not
               ------------------------------
terminate or revoke, or consent to the termination or revocation of, the Trust
Agreement or the trust created thereby, except in connection with the exercise of remedies by the Lessor pursuant to Section 16.1 of the Lease following a declaration by the Lessor pursuant to such Section 16.1 that the Lease is in default, without the express written consent of the Lessee, and, prior to the release of the Lien of the Indenture on the Indenture Estate, the Indenture
Trustee.  The Owner Participant will not, prior to the release of the Lien of the Indenture on the Indenture Estate, amend or modify the Trust Agreement in any manner that would affect materially and adversely the Indenture Estate or limit in any material manner the rights of the Indenture Trustee set forth therein.

          (h)  Election to Retain Title.  If the Owner Trustee shall elect to
               ------------------------
retain title to the Facility Assets pursuant to Section 7.4 of the Lease, the
Owner Participant will cause the Owner Trustee to perform its obligations under
Section 7.4 in accordance with the terms thereof.

          (i)  [Intentionally Omitted].

          (j)  Rebate of Amounts under Section 7.09 of the Indenture.  The Owner
               -----------------------------------------------------
Participant shall instruct the Owner Trustee to promptly pay over to the Lessee any amounts described in Section 7.09 of the Indenture that are received by the
Owner Trustee.

          (k)  Ownership for Tax Purposes.  The Owner Participant will take the
               --------------------------
position that the Lessor is the owner of the Facility Assets for federal, state and local income tax purposes (provided that treating the trust created by the
                               --------
Trust Agreement as a grantor trust or other pass-through entity shall not be considered a position that is inconsistent with the Owner Trustee's ownership of the Facility Assets) unless (i) the Owner Participant shall have received an
                                -
opinion of Thelen, Marrin, Johnson & Bridges LLP or other independent tax counsel of recognized national standing selected by the Owner Participant and reasonably acceptable

                                       57

to the Lessee concluding that, because of changes in applicable law since the
Closing Date, there is no reasonable possibility that such position would be sustained if it were litigated or (ii) there is a Final Determination
                                   --
inconsistent with such position.

          11.2.  Agreements of the Trust Company and the Owner Trustee.  The
                 -----------------------------------------------------
Trust Company covenants and agrees, in its individual capacity, with respect to
Sections 11.2(a)(i) and 11.2(b), and the Owner Trustee covenants and agrees with respect to Sections 11.2(a)(ii), 11.2(c), 11.2(d), 11.2(e), 11.2(f), 11.2(g),
11.2(h) and 11.2(i) that:

          (a)  Discharge of Liens.  (i)  The Trust Company will not create or
               ------------------
     permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge all
     Lessor's Liens on all or any part of the Facility, the Site, the Trust
     Estate, the Indenture Estate, or title thereto or any interest therein attributable to itself. Except for the Owner Participant's obligation pursuant to Section 11.1(a)(ii), the Trust Company shall indemnify, protect, defend, save and keep harmless the Lessee, the Owner Participant, the Loan Participant and the Indenture Trustee from and against any and all
     Claims that may be imposed on, incurred by or asserted against such Person arising out of or secured by any such Lessor's Lien.

          (ii) The Owner Trustee will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge all Lessor's Liens on all or any part of the Facility, the Site, the Trust Estate, the Indenture Estate, or title thereto or any interest therein attributable to the Owner Trustee.

          (b)  Change of Chief Place of Business.  The Trust Company shall give
               ---------------------------------
     notice to the Lessee, the Owner Participant and the Indenture Trustee
     promptly after any change in its chief place of business or chief executive office, or the office where the records concerning the accounts, contract rights or general intangibles relating to the transactions contemplated hereby are kept.

          (c)  Cooperation with the Lessee.  The Owner Trustee shall, to the
               ---------------------------
     extent reasonably so requested by the Lessee, cooperate with the Lessee, at the Lessee's

                                       58

     expense, to enable the Lessee to perform the covenants contained in Section
     10.6 and to make such filings and recordings as may be reasonably requested by the Lessee to accomplish the purposes of this Participation Agreement and the other Operative Documents, including, without limitation, at any time and from time to time, upon the request of the Lessee promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may request in order to perform such covenants and to make such filings and recordings.

          (d)  Notice of Transfer of Assets.  The Owner Trustee shall not
               ----------------------------
     transfer any of the estates, properties, rights, powers, duties or trusts of the Owner Trustee to any successor trustee or to any additional or separate trustee under the Trust Agreement without giving prior written notice of such transfer to the Owner Participant, the Lessee and the
     Indenture Trustee in accordance with Section 10.1 of the Trust Agreement.

          (e)  Certain Transfers; Termination.  Except as expressly permitted
               ------------------------------
     hereby or by the terms of any other Operative Document, the Owner Trustee will not transfer any of its right, title or interest in and to any portion of the Facility to any Person without the express prior written consent of the Lessee prior to the expiration or earlier termination of the Lease pursuant to its terms, other than to a successor Owner Trustee appointed in accordance with the provisions of Section 10 of the Trust Agreement, or terminate the Trust Agreement or distribute all or any part of the Trust
     Estate to any Person.

          (f)  Owner Trustee's Activities.  The Owner Trustee will not incur any
               --------------------------
     indebtedness for money borrowed, or enter into any business or other activity, except as expressly contemplated by the Operative Documents.

          (g)  Repayment of Amounts Received under Section 7.09 of the
               -------------------------------------------------------
     Indenture.  The Owner Trustee shall, promptly upon receipt of any amounts from the Indenture Trustee pursuant to Section 7.09 of the Indenture, pay such monies to the Lessee.

                                       59

          (h)  Ownership for Tax Purposes.  The Owner Trustee will not take any
               --------------------------
     position inconsistent with its ownership of the Facility Assets for United
     States Federal, state or local income tax purposes (provided that treating the trust created by the Trust Agreement as a grantor trust or other pass-
     through entity shall not be considered a position that is inconsistent with the Owner Trustee's ownership of the Facility Assets) unless (i) the Owner
                                                                   -
     Participant shall have received an opinion of Thelen, Marrin, Johnson &
     Bridges LLP or other independent tax counsel of recognized national standing selected by the Owner Participant and reasonably acceptable to the
     Lessee concluding that, because of changes in applicable law since the
     Closing Date, there is no reasonable possibility that such position would be sustained if it were litigated or (ii) there is a Final Determination
                                           --
     inconsistent with such position.

          (i)  Assignment of Manufacturer's or Vendor's Warranties.  In
               ---------------------------------------------------
     connection with the purchase by the Lessee or any third party of the
     Facility or any part thereof or the transfer of title to any Replaced
     Component pursuant to Section 11.7(a) of the Lease, all of the Owner
     Trustee's right, title and interest in and to any manufacturer's, supplier's, dealer's, vendor's, contractor's, subcontractor's or installer's warranties relating thereto (except to such extent as such warranties may not be assigned or otherwise transferred) shall be deemed, without further act, to be assigned to the Lessee or such third-party purchaser simultaneously with such transfer of title.  The Owner Trustee shall execute any assignment agreements or other documentation, as the
     Lessee or such third-party purchaser may reasonably request, to evidence such assignment.  The obligations set forth in this Section 11.2(i) shall survive any termination or rescission of this Participation Agreement or any other Operative Document.

          11.3.  Agreements of Pass Through Trustee and Loan Participant.  Each
                 -------------------------------------------------------
of the Pass Through Trustee (in its individual capacity to the extent set forth herein and otherwise as Pass Through Trustee) and the Loan Participant covenants and agrees that:

          (a)  Transfer of Secured Notes.  Any sale, transfer or assignment
               -------------------------
(including, without limitation, a transfer pursuant to the exercise of remedies with respect to any

                                       60

Secured Note) by the Pass Through Trustee or other Loan Participant, as the case may be, of any Secured Note or of all or any part of its interest hereunder or under the Indenture shall be on the express condition that the purchaser, transferee or assignee, as the case may be, shall agree to be bound by the terms and provisions applicable to the Pass Through Trustee or other Loan Participant, as the case may be, contained in this Participation Agreement, the Secured Notes and the Indenture.  The acceptance by any Person of any Secured Note shall constitute such Person's agreement to be bound by the terms and provisions of this Participation Agreement and the Indenture.  No Pass Through Trustee or
other Loan Participant, as the case may be, will make any such sale, transfer or assignment to any Person unless such Person delivers to the Lessee, the Owner
Trustee, the Indenture Trustee and the Owner Participant (i) a written
                                                          -
representation and warranty by such Person and an opinion of counsel reasonably satisfactory to the Lessee, the Owner Trustee and the Owner Participant to the
effect that such sale, transfer or assignment to, and the holding of any such interest by, such Person (1) will not result in a "prohibited transaction" as
                          -
defined in Section 406 of ERISA or Section 4975 of the Code, or (2) are covered
                                                                 -
by an exemption contained in ERISA or an administrative exemption adopted thereunder and (ii) a written undertaking by such Person that is substantially
                --
identical to the covenant made by the Pass Through Trustee or other Loan
Participant, as the case may be, in this Section 11.3(a) (including this clause
(ii)).

          (b)  Instructions to Indenture Trustee.  No Pass Through Trustee or
               ---------------------------------
other Loan Participant, as the case may be, will instruct or otherwise direct the Indenture Trustee to take, or omit to take, any action in violation of the express covenants and agreements of the Indenture Trustee in any Operative
Document.

          (c)  Discharge of Loan Participant's Liens.  To the extent that the
               -------------------------------------
Loan Participant is not the Pass Through Trustee, the Loan Participant agrees that it will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge all Loan Participant's Liens on all or any part of the Facility, the
Site, the Trust Estate, the Indenture Estate or title thereto or to any interest therein and such Loan Participant covenants and agrees that it shall indemnify, protect, defend, save and keep harmless the Lessee, the Owner Participant, the
Owner Trustee and the Indenture Trustee from and against any Claims imposed on,

                                       61

incurred by or asserted against such Person arising out of any Loan
Participant's Lien.

          11.4.  Agreements of Indenture Trustee.  The Indenture Trustee, in its
                 -------------------------------
individual capacity to the extent set forth herein, and as Indenture Trustee, covenants and agrees as follows:

          (a)  Discharge of Liens.  The Indenture Trustee, in its individual
               ------------------
capacity, covenants and agrees that it will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary to discharge, all Indenture Trustee's Liens on all or any part of the
Facility, the Site, the Trust Estate or the Indenture Estate, or title thereto or any interest therein.  The Indenture Trustee, in its individual capacity, covenants and agrees that it shall indemnify, protect, defend, save and keep harmless the Lessee, the Owner Participant, the Loan Participant and the Owner
Trustee from and against any and all Claims imposed on, incurred by or asserted against such Person arising out of any Indenture Trustee's Lien.

          (b)  Cooperation With the Lessee.  The Indenture Trustee shall, to the
               ---------------------------
extent reasonably requested by the Lessee, cooperate with the Lessee, at the
Lessee's expense, to enable the Lessee to perform the covenants contained in
Section 10.6 and to make such filings and recordings as the may be reasonably requested by the Lessee to accomplish the purposes of this Participation
Agreement and the other Operative Documents, including, without limitation, at any time and from time to time, upon request of the Lessee promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may request in order to perform such covenants and to make such filings and recordings.

          (c)  Original Lease.  Except to the extent otherwise required by the
               --------------
Indenture and so long as it remains as the Indenture Trustee, the Indenture
Trustee agrees, in its individual capacity, that it will maintain possession of the version of the Lease identified in a receipt therefor executed as the original executed counterpart.

          (d)  Performance of Obligations.  The Indenture Trustee will perform
               --------------------------
and comply with the provisions of the Indenture which, upon satisfaction of any applicable con-

                                       62

ditions set forth therein, require payment or the tendering of performance to the Lessee.

          11.5.  Confidentiality.  (a)  Each of the Owner Participant, the Trust
                 ---------------
Company, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee
agrees that all matters relating to this Participation Agreement, the other
Operative Documents, the Underwriting Agreement and any instruments and certificates given in respect of any of the forgoing, the Facility and any and all Confidential Information shall be kept strictly confidential, including, without limitation, the substance of commercial terms, and any disclosure of such matters shall be made only with the prior written consent of the Lessee.
The obligations set forth in this Section 11.5 shall survive any termination or rescission of this Participation Agreement, the other Operative Documents and the Pass Through Trust Documents, as the case may be.  Nothing in this Section
11.5 or the Pass Through Trust Documents shall prevent, or require the consent of the Lessee to, any disclosure:

          (i)  required by any court of competent jurisdiction;

          (ii)  as may be required by any Governmental Rule or Governmental
     Authority;

          (iii)  by any party to its legal and other professional advisers, if any, who require access to such Confidential Information in order to enable such party to use such information for the purpose for which such
     Confidential Information was disclosed to it by the Lessee or to any potential assignee or transferee of the Owner Participant who satisfies the requirements for a Transferee under Section 13.2, provided, however, that
                                                       --------  -------
     such legal or other professional advisors or potential assignee or transferee shall execute and deliver prior to any such disclosure a confidentiality agreement in favor of the Lessee and the Guarantor in form and substance satisfactory to the Lessee and the Guarantor, provided,
                                                                 --------
     further, that, in any event, such disclosing party shall be responsible (in
     -------
     its individual capacity, in the case of the Trust Company, the Indenture
     Trustee or the Pass Through Trustee) for any breach of the terms of this
     Participation Agreement or such confidentiality agreement by any such advisor or potential assignee or transferee;

                                       63

          (iv) of information which has otherwise become public information through no breach of this Section 11.5 by the disclosing party or any legal or other professional advisors of the disclosing party; or

          (v) of information to be made public, as determined by the Lessee, in connection with the Registration Statement or sale of Pass Through
     Certificates;

provided, further, that, in the event that any party to this Participation
--------  -------
Agreement (other than the Lessee) or any of its respective Affiliates, employees, contractors or agents is requested or required to disclose any such information by any applicable Governmental Authority acting pursuant to applicable law or in connection with a proceeding, such party will give the other parties to this Participation Agreement prompt notice of such request or requirement so that any such other party, an Affiliate of such other party or a disclosing party may seek an appropriate protective order.  If an appropriate protective order cannot be obtained and such party or such Person is, in the opinion of its counsel, legally compelled to disclose such information, then, notwithstanding anything to the contrary in this Participation Agreement, such party or such Person may disclose that portion of information which its counsel advises must be disclosed, provided, however, that such party shall give each
                           --------  -------
other party to this Participation Agreement and each disclosing party written notice of the information to be disclosed as far in advance of its disclosure as is practicable, and shall use its best efforts to obtain assurances that confidential treatment will be accorded such information.

          (b) If any party hereto shall be informed by the Lessee or its designee, or shall otherwise have Actual Knowledge, that it has received any Confidential Information, in addition to its obligations with respect thereto set forth in Section 11.5(a), such party shall:

          (i) treat in strict confidence all such Confidential Information and shall not use such information for any purpose other than directly in connection with the purpose for which such Confidential Information was disclosed to it by the Lessee;

          (ii)  refrain from copying or otherwise reproducing any Confidential
     Information without the express prior written consent of the Lessee; and

                                       64

          (iii)  at the request of the Lessee return or cause to be returned to the Lessee all copies or other evidences of (a) all tangible Confidential
                                                  -
     Information and (b) any written materials (including any contained on any
                      -
     diskettes or otherwise retained in connection with a computer or other electronic device) relating to such Confidential Information in its possession.

          11.6.  Assumption of Secured Notes.  Each of the Owner Participant,
                 ---------------------------
the Owner Trustee, the Loan Participant and the Indenture Trustee agrees that if, pursuant to Section 6.1(c) or (e) of the Lease, the Lessee elects to purchase the Facility, the Lessee may elect to assume the obligations of the
Owner Trustee under the applicable Secured Notes and under the Indenture by giving notice of such election at least thirty (30) days prior to the applicable purchase date in accordance with and with the effect provided in Section 3.04 of the Indenture.  In the event that the Relevant Amendment becomes effective, this
Participation Agreement, the other Operative Documents to be amended by the
Relevant Amendment and the Pass Through Trust Documents to be amended by the
Relevant Amendment shall be deemed amended as provided in the Relevant
Amendment.

          11.7.  Certain Agreements Relating to the Lease. The parties hereto
                 ----------------------------------------
agree that the rights of the Lessee under the Lease are prior and superior in interest to any Lien of the Indenture and the Indenture is subordinate in all respects to the rights of the Lessee under the Lease; provided that, so long as
                                                      --------
the Indenture shall remain in effect, the Lessee shall not amend or modify the
Lease except in a manner consistent with the provisions of the Indenture.

           Section 12.  Indemnification.
                        ---------------

           12.1.  General Indemnification.
---                  -----------------------

          (a)  Indemnification.  Subject to the exclusions set forth herein, the
               ---------------
Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend and hold harmless each Indemnitee and its Related Indemnitee Group, on an After-Tax
Basis, from and against any and all Claims that may be imposed on, incurred by or asserted against any Indemnitee (whether because of an action or omission by such Indemnitee or member of its Related Indemnitee Group or otherwise and whether or not such Indemnitee or member of its Related Indemnitee Group shall

                                       65

also be indemnified as to any such Claim by any other Person), in any way relating to or arising out of (i) the Facility or Refinery or any part thereof;
                               -
(ii) the Operative Documents or the Pass Through Trust Documents or the
 --
transactions contemplated thereby or the issuance of the Secured Notes or the
Pass Through Certificates (including Claims arising under the Securities Act with respect to any offering of any Pass Through Certificates) or the making of any investment (including the Investment) in the Facility or payments made pursuant to any thereof (including Claims arising with respect to ERISA), including, without limitation, the negotiation, execution and delivery of amendments to such Operative Documents or the Pass Through Trust Documents;
(iii) the manufacture, financing, refinancing, design, construction, purchase,
 ---
ownership, acquisition, acceptance, rejection, delivery, nondelivery, possession, lease or sublease, mortgaging, granting of a security interest in, preparation, installation, condition, transfer of title, rental, use, operation, storage, maintenance, modification, alteration, repair, assembly, sale, return, registration, abandonment or other application or disposition of all or any part of the Facility Assets or any interest therein, including, without limitation,
(A) Claims or penalties arising from any violation of law or liability in tort
 -
(strict or otherwise); (B) loss of or damage to any property or the environment
                        -
(including, without limitation, all Claims associated with remediation, response, removal, corrective action, clean-up, Remedial Action, treatment, compliance, restoration, abatement, encapsulation, containment, revegetation, monitoring, sampling, investigation, assessment, financial assurance, natural resource damages, the protection of wildlife and vegetation, the interference with or contamination of any wetland or body of water (whether surface or subsurface) or aquifer and any relevant mitigative action under any
Environmental Law and any Claims resulting from or relating to the existence or presence of any Hazardous Material at, in, or under the Facility or any parts thereof, or the Release, emission or discharge at or from the Facility of any
Hazardous Material into the environment (including air, water vapor, surface water, ground water and land (whether surface or subsurface)) or death or injury to any Person; (C) latent or other defects, whether or not discoverable
                       -
and (D) any claim for patent, trademark or copyright infringement; (iv) any
     -                                                              --
breach of or failure to perform or observe or any other noncompliance with, any covenant, condition or agreement or other obligation to be performed by the
Lessee or the Guarantor under any Operative Document, or the falsity of any representation or warranty of the Lessee or the Guarantor in

                                       66

any of the Operative Documents or the Pass Through Trust Documents; (v) the
                                                                     -
imposition of any Lien on the Facility Assets or (vi) any violation of any
                                                  --
Governmental Rule by the Lessee or the Guarantor or with respect to the Facility
Assets; provided, however, that the Lessee shall not be required to indemnify
        --------  -------
any Indemnitee or any member of its Related Indemnitee Group under this Section
12.1(a) for (1) any Claim to the extent attributable to acts, events,
             -
circumstances or conditions which arise or occur after the earlier of:  (I) the
                                                                         -
return of possession of the Facility Assets to the Lessor or its designee pursuant to the terms of the Lease; (II) the purchase by the Lessee of the
                                     --
Facility pursuant to the Lease; (III) the payment by the Lessee of all amounts
                                 ---
required to be paid under the Lease following an Event of Loss or (IV) the sale
                                                                   --
of the Facility to a third party unaffiliated with the Lessee in the circumstances contemplated by the Operative Documents, and which Claim did not exist prior to or concurrent with such return, purchase, payment or sale; (2)
                                                                           -
any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or any member of such Indemnitee's Related
Indemnitee Group; (3) any Transaction Expense; (4) any other Claim to the
                   -                            -
extent expressly provided under any of the Operative Documents or otherwise to be paid or borne by an Indemnitee or member of a Related Indemnitee Group at its own expense or for which such Indemnitee or member of its Related Indemnitee
Group is expressly not entitled to indemnity or reimbursement; (5) any Claim to
                                                                -
the extent resulting from the offer, sale, transfer or other disposition
(whether voluntary or involuntary) by such Indemnitee or member of such
Indemnitee's Related Indemnitee Group of all or part of its interest in the
Facility, the Secured Notes, the Pass Through Certificates, the Trust Estate or
Trust Agreement (or any similar security) or any other Operative Document, other than any such offer, sale, transfer or disposition (i) resulting from a Lease
                                                    -
Event of Default which is continuing at and immediately following such offer, sale, transfer or other disposition, (ii) in connection with an Event of Loss,
                                      --
(iii) pursuant to an exercise of the Lessee's purchase options under Section 6
 ---
or Section 7 of the Lease or Section 16 of this Participation Agreement or (iv)
                                                                            --
to a successor Owner Trustee in accordance with the provisions of the Operative
Documents; (6) any Claim resulting from a breach by any Indemnitee or any member
            -
of such Indemnitee's Related Indemnitee Group of any of its representations, warranties or covenants in any of the Operative Documents or in any Pass Through
Trust Document or any agreement related thereto or in any Officer's Certificate delivered pursuant thereto or to the

                                       67

extent resulting from a violation of any Governmental Rule by any Indemnitee or any member of its Related Indemnitee Group (other than any violation imputed to an Indemnitee solely by reason of its interest in the Facility); (7) except as
                                                                  -
provided in clause (13) below, any Claim relating to Taxes whether or not the
Lessee is obligated to indemnify for such Taxes under Section 12.2 or the Tax
Indemnity Agreement; (8) any Claim to the extent resulting from any business,
                      -
transaction or other activity in which such Indemnitee or any member of its
Related Indemnitee Group is engaged, other than the transactions contemplated by the Operative Documents or the Pass Through Trust Documents, except to the extent resulting from or relating to a Lease Event of Default; (9) any Claim to
                                                                -
the extent attributable to the authorization or giving or withholding by such
Indemnitee or any member of its Related Indemnitee Group of any future amendments, supplements, waivers or consents with respect to any Operative
Document, any Pass Through Trust Document or any agreement relating thereto, other than such as have been requested or consented to in writing by the Lessee, or such that occur as a result of a Lease Event of Default that shall have occurred and is continuing at the time of such amendment, supplement, waiver or consent, or such as are expressly required by any Operative Document or any Pass
Through Trust Document or such as are required to comply with, and are in compliance with, any Governmental Rule; (10) any Claim resulting from any
                                         --
Indenture Event of Default that does not also constitute a Lease Event of
Default; (11) with respect to the Owner Trustee and the Trust Company and their
          --
respective Related Indemnitee Groups, any Claim resulting from the indemnity provided for under the Trust Agreement or any indemnification pursuant thereto, except to the extent that the indemnitee under such indemnification is entitled to indemnification from the Lessee pursuant to this Section 12.1; (12) any Claim
                                                                   --
of the Pass Through Trustee to the extent that it is indemnified by the Lessee pursuant to the Pass Through Trust Agreement or any other applicable Pass
Through Trust Document; (13) any Claims against such Indemnitee or any member of
                         --
its Related Indemnitee Group resulting from a violation of ERISA or Section
4975 of the Code to the extent resulting from (x) the acquisition by an Employer
                                               -
Plan of Pass Through Certificates or Secured Notes or (y) actions by such
                                                       -
Indemnitee or any member of its Related Indemnitee Group, other than, in the case of the Owner Participant, the making and holding of the Investment pursuant to this Participation Agreement or the taking of any action at the request or direction of the Lessee; (14) any Claim which is an ordinary and usual
                          --
operating or overhead expense of such Indemnitee or any member

                                       68

of a Related Indemnitee Group except expenses incurred to the extent caused by a
Lease Event of Default; (15) any Claim arising from or attributable to the
                         --
failure on the part of such Indemnitee or any member of a Related Indemnitee
Group to distribute, in accordance with and as contemplated by any Operative
Document, any amounts received and distributable by it thereunder; (16) any
                                                                    --
Claim which constitutes a Permitted Lien or to the extent resulting from the imposition of any Lien which such Indemnitee or any member of a Related
Indemnitee Group is required to lift and discharge pursuant to any Operative
Document or any agreement relating thereto (including for purposes of this clause any Lien which such Indemnitee or any member of any Related Indemnitee
Group would be required to lift and discharge but for the proviso set forth in
Section 11.1(a)); or (17) the Claim of any Indemnitee or any member of its
                      --
Related Indemnitee Group resulting from, arising out of or in connection with, or based upon any untrue statement or alleged untrue statement of a material fact contained in any written information supplied or made available by such
Indemnitee or any member of its Related Indemnitee Group specifically for inclusion in the preparation of any prospectus or prospectus supplement, other offering document or registration statement relating to the offer, sale or disposition of any Secured Notes, the Pass Through Certificates or similar interest or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading
(it being agreed that, as of the date hereof, no such information has been supplied or made available by the Owner Participant).  The obligation to provide indemnities in accordance with the terms of this Section 12.1 shall survive the termination of the Lease.

          (b)  Insured Claims.  In the case of any Claim indemnified by the
               --------------
Lessee hereunder which is covered by a policy of insurance maintained by the
Lessee (or any Affiliate thereof), each Indemnitee and each member of any
Related Indemnitee Group agrees to cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

          (c)  Notices.  If the Lessee shall obtain knowledge of any action,
               -------
suit, proceeding or written notice of any Claim indemnified against under this
Section 12.1, the Lessee shall give prompt notice thereof to the appropriate
Indemnitee or Indemnitees, as the case may be, and if any Indemnitee shall obtain any such knowledge, such Indemnitee

                                       69

shall give prompt notice thereof to the Lessee, provided that the failure of
                                                --------
such Indemnitee to so notify the Lessee shall not affect the Lessee's indemnification obligations under this Section 12.1 to such Indemnitee except to the extent of any increase in the amount of such Claim resulting from such failure or to the extent the Lessee is effectively precluded from contesting such Claim as a result of such failure.

          (d)  Contests.  Subject to the rights of insurers under policies of
               --------
insurance maintained pursuant to Section 13 of the Lease, the Lessee shall have the right, at its sole cost and expense, to investigate, and the right in its sole discretion to defend, compromise or contest by appropriate proceedings, any
Claim for which indemnification is sought under this Section 12.1, and each
Indemnitee and each member of a Related Indemnitee Group shall cooperate, at the
Lessee's expense, with all reasonable requests of the Lessee in connection therewith, provided that the Lessee shall not have the right without the consent
           --------
of the Indemnitee to defend, contest or compromise any Claim with respect to any Indemnitee or any member of its Related Indemnitee Group (i) if a Specified
                                                              -
Lease Event of Default shall have occurred and be continuing; (ii) if such
                                                               --
Person retains any economic interest in the transactions contemplated hereby and such proceeding involves any material danger of the sale, forfeiture or loss of the Facility or (iii) if such Claim involves a realistic possibility of
                    ---
criminal sanctions or criminal liability to such Indemnitee or any member of its
Related Indemnitee Group, in which event such Indemnitee shall be entitled to control and assume responsibility for the defense of such Claim at the expense of the Lessee.  The Lessee shall keep the Indemnitee which is the subject of any such proceeding fully apprised of the status of such proceeding and shall provide such Indemnitee with all information with respect to such proceeding as such Indemnitee shall reasonably request; provided that in the event an
                                          --------
Indemnitee has assumed control of any such proceeding, it shall keep the Lessee fully apprised of the status of such proceeding and shall provide the Lessee with all information, including the receipt of all settlement offers, with respect to such proceeding as the Lessee shall reasonably request and shall consult in good faith with the Lessee regarding such defense, compromise or contest.  Where the Lessee or the insurers under a policy of insurance maintained by the Lessee undertake the defense of an Indemnitee or any member of its Related Indemnitee Group with respect to a Claim, no additional legal fees or expenses of such Indemnitee or member of its

                                       70

Related Indemnitee Group in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of the Lessee or such insurers; provided that if (i) in the written opinion of
                                --------          -
counsel to such Indemnitee a conflict of interest exists where it is advisable for such Indemnitee or member of its Related Indemnitee Group to be represented by separate counsel or (ii) such Indemnitee or any member of its Related
                        --
Indemnitee Group has been indicted or otherwise charged in a criminal complaint or is the subject of a criminal investigation in connection with a Claim not excluded by Section 12.1(a) and such Indemnitee or such member of a Related
Indemnitee Group informs the Lessee that such Indemnitee or such member of a
Related Indemnitee Group desires to be represented by separate counsel, the reasonable fees and expenses of such separate counsel shall be borne by the
Lessee.  Notwithstanding anything to the contrary contained herein, the Lessee shall not, under any circumstances, be liable for the fees and expenses of more than one counsel for all Indemnitees and members of Related Indemnitee Groups except in the case specified in the proviso to the immediately preceding sentence of this paragraph (d).  Subject to the requirements of any policy of insurance, an Indemnitee may participate at its own expense in any judicial proceeding controlled by the Lessee pursuant to the preceding provisions and such participation shall not constitute a waiver of the right to receive the indemnification provided in this Section 12.1; provided that such party's
                                               --------
participation does not, in the opinion of counsel appointed by the Lessee or its insurers to conduct such proceedings, interfere with such control.
Notwithstanding anything to the contrary contained herein, during the continuance of a Lease Event of Default, the Lessee shall not compromise any
Claim without the consent of each applicable Indemnitee unless such Claim is simultaneously released or discharged, such consent not to be unreasonably withheld.

          (e)  Subrogation.  So long as no Specified Lease Event of Default
               -----------
exists, to the extent that a Claim indemnified by the Lessee pursuant to this
Section 12.1 is paid in full by the Lessee and/or an insurer under a policy of insurance maintained by the Lessee pursuant to the Lease, the Lessee and/or such insurer, as the case may be, without any further action, shall be subrogated to any and all rights and remedies which any Indemnitee or member of a Related
Indemnitee Group paid or on whose behalf such Claim was paid may have in respect of the matters, transactions or events giving rise to such Claim against which such indemnity was given (other than claims under any insurance

                                       71

policies maintained by such Indemnitee or any member of its Related Indemnitee
Group). Such Indemnitee agrees to cooperate with the Lessee and to execute such further instruments or take such further action to permit the Lessee, at the Lessee's expense, to pursue such claims, to the extent reasonably requested by the Lessee.

          (f)  Refunds.  Upon receipt by any Indemnitee or any member of its
               -------
Related Indemnitee Group of a repayment or reimbursement of all or any part of any Claim for which the Lessee shall have paid for such Indemnitee or member of its Related Indemnitee Group or for which the Lessee shall have reimbursed any
Indemnitee or member of its Related Indemnitee Group pursuant to this Section
12.1, such Indemnitee shall pay to the Lessee, as promptly as practicable after the receipt thereof, the amount of such repayment or reimbursement plus any interest received by such Indemnitee or member of its Related Indemnitee
Group on such amount plus the amount of any tax savings realized (directly or indirectly) by such Indemnitee or member of its Related Indemnitee Group as a result of such payment made to the Lessee, but not in excess of the amount of all prior payments made by the Lessee pursuant to this Section 12.1 with respect to such Claim less the amount of all prior repayments or reimbursements paid by such Indemnitee or any member of its Related Indemnitee Group with respect to such Claim pursuant to this subsection (f).

          (g)  Payments; Verification.  Any amount payable to any Indemnitee or
               ----------------------
any member of a Related Indemnitee Group pursuant to this Section 12.1 shall be paid to such Indemnitee or member of a Related Indemnitee Group promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable and, if requested by the Lessee, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to the Lessee and such Indemnitee or member of a Related Indemnitee Group at the Lessee's expense, unless such accounting firm determines that the amount payable by the Lessee is less than 95% of the amount shown on such written statement, in which case such verification shall be at such Indemnitee's expense.

          (h)  Trustee's Fees.  The Lessee shall pay the reasonable ongoing fees
               --------------
and expenses of the Owner Trustee and the Indenture Trustee (including fees and expenses of their counsel) for acting as such to the extent not included

                                       72

in Transaction Expenses. The Lessee shall have the right to receive and review any substantiation relating to such on-going expenses as the Lessee may reasonably request.

          12.2.  General Tax Indemnification.  (a)  Payment of Taxes.  In the
                 ---------------------------        ----------------
event that the Lessee shall be required by applicable law to make any withholding with respect to Taxes from any payment of Rent pursuant to the
Lease, (x) the Lessee shall pay such additional amounts so that after all such
        -
required withholdings the Tax Indemnitee receives an amount equal to the Rent it would have received had such withholding not been required, (y) the Lessee shall
                                                             -
make such withholding and (z) the Lessee shall pay the full amount withheld to
                           -
the relevant taxing authority in accordance with applicable law.  If, for any reason, the Lessee is required to make any payment to a taxing authority or to any Tax Indemnitee as a result of the application of the preceding sentence or otherwise that relates to or is a result of any Tax imposed on or with respect to any Tax Indemnitee which Tax (in whole or in part) is not the responsibility of the Lessee under the terms of this Section 12.2, then the Tax Indemnitee in respect of whom such Tax is an excluded Tax hereunder shall, within thirty (30)
days after receipt of notice of payment of the Tax and appropriate payment documentation with respect thereto, pay to the Lessee an amount which equals the amount paid by the Lessee with respect to or as a result of such Tax that is not the responsibility of the Lessee (including any expenses or other charges borne by the Lessee) increased by (but subject to the proviso in Section 12.2(f)) the amount of net tax savings to such Tax Indemnitee attributable to the making of such payment to the Lessee after taking into account any income recognized by the Tax Indemnitee attributable to the payment of the Tax by the Lessee.  Each
Tax Indemnitee also agrees (subject to the proviso in Section 12.2(f)) to reimburse the Lessee for any amounts withheld for which such Tax Indemnitee obtains a credit or refund, within thirty (30) days after receipt of such credit or refund.

          Except as provided in Section 12.2(b), the Lessee agrees to pay, and to indemnify, protect, defend, save and keep harmless each Tax Indemnitee, on an
After-Tax Basis, whether or not any or all of the transactions contemplated hereby are consummated in whole or in part, from and against any and all Taxes upon or with respect to (i) the Facility Assets, the Refinery or any portion
                         -
thereof or interest therein; (ii) the acquisition, purchase, sale, financing,
                              --
leasing, subleasing, sub-subleasing and sub-sub-subleasing,

                                       73

ownership, maintenance, repair, redelivery, alteration, insuring, control, use, operation, manufacture, assembly, delivery, possession, repossession, location, storage, importation, exportation, refinancing, refunding, transfer of title, registration, reregistration, transfer of registration, return or other disposition of all or any part of the Facility Assets or the Refinery or any interest therein; (iii) the rental payments (including, without limitation, all
                   ---
Basic Rent and Supplemental Rent), receipts or earnings arising from the
Facility Assets or any portion thereof or interest therein, or payable pursuant to the Lease, or any other payment or right to receive payment pursuant to the
Operative Documents (including, without limitation, any payment of principal, interest, discount or premium on or with respect to the Secured Notes); (iv) any
                                                                         --
Modification or replacement, removal, substitution or repair of a Component or
Replacement Component; (v) the Operative Documents and any other documents
                        -
contemplated thereby and amendments and supplements thereto, or the issuance, refunding or refinancing of the Secured Notes or the Pass Through Certificates
or any other document executed and delivered in connection with the consummation of the transactions contemplated by the Operative Documents or the interest of any Tax Indemnitee in any of the foregoing, or the execution, amendment, issuance or delivery of any of the foregoing; (vi) the Indenture Estate or Trust
                                               --
Estate or the property, or the income or other proceeds received with respect to the property, held by the Indenture Trustee under the Indenture or the Owner
Trustee under the Trust Agreement or (vii) otherwise arising out of, with
                                      ---
respect to, or in connection with the transactions contemplated by the Operative
Documents.

          (b)  Exclusions from General Tax Indemnity.  The provisions of Section
               -------------------------------------
12.2(a) shall not apply to, and the Lessee shall have no liability to a Tax
Indemnitee under Section 12.2(a) with respect to:

               (1)  Taxes (other than sales, use, rental, property or ad valorem
                                                                      -- -------
     Taxes) imposed on, based on or measured by, net or gross income, receipts, capital, net worth, excess profits or conduct of business which are imposed by any federal, state, local, foreign or international government or taxing authority, including any franchise or privilege Taxes, minimum Taxes, value-added Taxes which are imposed in lieu of income taxes and any Taxes on or measured by any items of tax preference;

                                       74

               (2)  Taxes, including, without limitation, sales and transfer
     Taxes, that result from any voluntary or involuntary transfer (i) by a
                                                                    -
     Tax Indemnitee of any interest in the Facility, the Trust Estate, the
     Secured Notes or the Pass Through Trust Estate or any portion of any of the foregoing, or any interest arising under any of the Operative Documents, provided, however, that this Section 12.2(b)(2) shall not apply to any
     --------  -------
     transfer that (A) relates to the exercise of remedies in connection with a
                    -
     Lease Event of Default that has occurred and is continuing; (B) results
                                                                  -
     from an Event of Loss; (C) results from the replacement, removal or
                             -
     substitution of all or any part of the Facility; (D) results from the
                                                       -
     exercise of a purchase option by the Lessee pursuant to Section 6.1(a) or
     (c) of the Lease (or a purchase of the Beneficial Interest pursuant to
     Section 16.1 hereof in lieu of a purchase under Section 6.1(a) or 6.1(c) of the Lease), (E) results from the exercise by the Lessee of a purchase
                  -
     option pursuant to Section 6.1(e) or 7.3(a)(i) of the Lease (or a purchase of the Beneficial Interest pursuant to Section 16.1 hereof in lieu of a purchase under Section 6.1(e) or 7.3(a)(i) of the Lease), provided that the
                                                               --------
     amount, if any, otherwise payable by the Lessee by reason of this clause
     (E) shall be reduced (but not below zero) by the excess, if any, of the purchase price payable to the Lessor pursuant to such Section 6.1(e) or
     7.3(a)(i) (or to the Owner Participant under Section 16.1, as the case may
     be) over the Termination Value (or, with respect to a purchase of the
     Beneficial Interest, the Termination Value less the amount specified in
     Section 16.1(ii)) applicable on the date of purchase, or (F) results from a
                                                               -
     sale of the Facility Assets pursuant to Section 7.3(a)(ii) of the Lease, provided that (x) this clause (F) shall not apply to Taxes that were taken
     --------       -
     into account in determining net sales proceeds pursuant to clause (i)(B) of such Section 7.3(a)(ii) and (y) the amount, if any, otherwise payable by
                                  -
     the Lessee by reason of this clause (F) shall be reduced (but not below zero) by the excess, if any, of the net proceeds determined under clause
     (i)(B) of such Section 7.3(a)(ii) over the amount specified in clause
     (i)(A) of such Section 7.3(a)(ii), or (ii) of any interest in a Tax
                                            --
     Indemnitee;

               (3) Taxes imposed by any jurisdiction that would not have been imposed on a Tax Indemnitee but for its activities in such jurisdiction unrelated to the

                                       75

     transactions contemplated by the Operative Documents or the Pass Through
     Trust Documents;

               (4)  Taxes that result from (A) the willful misconduct or gross
                                            -
     negligence of such Tax Indemnitee; (B) the breach or inaccuracy by such Tax
                                         -
     Indemnitee of any of its representations, warranties, covenants or obligations under the Operative Documents; (C) the failure of such Tax
                                                 -
     Indemnitee to file tax returns properly and on a timely basis or to claim a deduction or credit to which it is entitled or (D) the failure of such Tax
                                                     -
     Indemnitee to comply with certification, reporting or other similar requirements of the jurisdiction imposing such Tax unless such failure is due to the failure of the Lessee to perform its obligations under Section
     12.2(c) or unless such Tax Indemnitee reasonably determines that it is not eligible to properly comply with any such requirement;

               (5)  Taxes which are attributable to any period or circumstance occurring after the later of expiration or earlier termination of the Lease or the payment of the last installment of the EBO Purchase Price, except to the extent attributable to (A) a failure of the Lessee to fully discharge
                                 -
     its obligations under the Lease; (B) Taxes imposed on or with respect to
                                       -
     any payments that are due after the expiration or earlier termination of the Lease and which are attributable to a period or circumstance occurring prior to such expiration or earlier termination or (C) Taxes that relate to
                                                         -
     events, matters or circumstances occurring prior to such expiration or earlier termination;

               (6) Taxes which are based on or measured by fees or compensation received by the Owner Trustee for acting as Owner Trustee under the Trust
     Agreement, the Indenture Trustee for acting as Indenture Trustee under the Indenture or the Pass Through Trustee for acting as Pass Through Trustee under the applicable Pass Through Trust Document;

               (7) Taxes to the extent such Taxes would not have been imposed on a Tax Indemnitee if such Tax Indemnitee were a United States person for United States Federal income tax purposes;

               (8) any Tax for so long as it is being contested in accordance with the provisions of Section

                                       76

     12.2(e), except to the extent a payment is required pursuant to Section
     12.2(e);

               (9)  Taxes as to which any Tax Indemnitee fails to comply with its contest obligations under Section 12.2(e) in any material respect, but only to the extent such failure materially impairs the Lessee's contest rights with respect to the Taxes that are the subject of the contest and is not due to any act or failure to act by the Lessee; provided, however, that
                                                         --------  -------
     this Section 12.2(b)(9) shall not constitute a waiver by the Lessee of its rights, if any, to assert and sue upon any claims it may have against the
     Tax Indemnitee by reason of such Tax Indemnitee's failure to comply with its obligations under Section 12.2(e) of this Participation Agreement;

               (10) Taxes imposed as a result of the trust described in the Trust Agreement or any Pass Through Trust not being treated as a grantor trust or other conduit entity for United States Federal, state or local tax purposes;

               (11)  any Taxes, to the extent of the excess of such Taxes over the amount of Taxes that would have been imposed and indemnified against
     (other than the calculation of gross-up amounts required to make any payment on an After-Tax Basis) had there not been a transfer (i) by any Tax
                                                                   -
     Indemnitee after the Closing Date of any interest in the Facility, the
     Trust Estate, any Secured Note or any Pass Through Certificate or any
     portion of any of the foregoing or any interest arising under any Operative
     Document; provided, however, that this exclusion shall not apply to any
               --------  -------
     transfer that occurs in connection with the exercise of remedies pursuant to the Lease in connection with a Lease Event of Default which has occurred and is continuing or that results from an Event of Loss or (ii) of any
                                                                 --
     interest in a Tax Indemnitee;

               (12) Taxes which have been included in Lessor's Cost and paid to the appropriate taxing authorities;

               (13)  [Intentionally Omitted];

               (14) any Taxes imposed as a result of, or in connection with, any "prohibited transaction," within the meaning of Section 4975 of the Code, Section 406 or

                                       77

     ERISA, any successor provisions or any comparable laws of any governmental authority;

               (15) Taxes imposed on the Owner Trustee or the Owner Participant resulting from a Lessor's Lien or an Owner Participant's Lien;

               (16) Taxes resulting from an amendment to an Operative Document which is not consented to by the Lessee in writing; or

               (17) any Tax in the nature of an intangible tax or similar tax upon or with respect to the value of the interest of the Owner Participant in the Trust Estate or the value of any interest in the Indenture Estate, the Secured Notes or any Pass Through Trust.

          Notwithstanding anything contained in any Operative Document to the contrary, the Lessee agrees to indemnify and hold harmless the Owner Participant and the Owner Trustee against any and all withholding Taxes (including any interest and penalties imposed on such Persons for any failure to timely withhold such Taxes) imposed on or with respect to any amounts paid to the Loan
Participant, as an indemnified Tax for purposes of this Section 12.2, unless such withholding is due to (i) the Owner Participant or the Owner Trustee not
                            -
being a United States person for United States Federal income tax purposes, (ii)
                                                                             --
a failure of the Owner Participant or the Owner Trustee to comply with any provision of the Operative Documents (including a failure described in Section
12.2(b)(4)) unless such failure is the result of a failure of the Lessee to perform its obligations under Section 12.2(c), (iii) the breach or inaccuracy of
                                                ---
any representations, warranties, covenants or obligations by the Owner
Participant or Owner Trustee under the Operative Documents or (iv) the gross
                                                               --
negligence or willful misconduct of the Owner Participant or the Owner Trustee.
If a Tax (including any related interest, fines, penalties or addition to Tax)
results from a failure of any Tax Indemnitee to comply with its obligations under the Operative Documents and the Lessee is required to indemnify another
Tax Indemnitee against the imposition of such Tax, then the Tax Indemnitee whose failure resulted in the imposition of such Tax shall, within thirty (30) days after receipt of notice of payment of the Tax and appropriate payment documentation with respect thereto, pay to the Lessee an amount which equals the amount paid by the Lessee with respect to or as a result of such Tax (including any expenses or other charges borne by the

                                       78

Lessee) increased by (but subject to the proviso in Section 12.2(f)) the amount of tax savings to such Tax Indemnitee attributable to the making of such payment to the Lessee.

          The provisions of this Section 12.2(b) shall not apply to any Taxes imposed in respect of the receipt or accrual of any indemnity payment made by the Lessee pursuant to this Section 12.2.

          (c)  Reports.  If any report, return, certification or statement is
               -------
required to be filed with respect to any Tax that is subject to indemnification by the Lessee under this Section 12.2, the Lessee shall timely prepare and file the same (except for (i) any report, return or statement relating to any Taxes
                      -
described in Section 12.2(b)(1) or (ii) any other report, return, certification
                                    --
or statement which the Tax Indemnitee has notified the Lessee that the Tax
Indemnitee intends to prepare and file); provided that upon the Lessee's written
                                         --------
request such Tax Indemnitee shall have furnished the Lessee, at the Lessee's expense, with such information reasonably necessary to prepare and file such returns as in within such Tax Indemnitee's control. The Lessee shall either file such report, return, certification or statement (so as to show the ownership of the Facility Assets in the Owner Trustee) and send a copy of such report, return, certification or statement to the Owner Participant and the Owner
Trustee, or, where not so permitted to file, shall notify the Owner Participant and the Owner Trustee of such requirement within a reasonable period of time prior to the due date for filing (without regard to any applicable extensions)
and prepare and deliver such report, return, certification or statement to the
Owner Participant and the Owner Trustee.  In addition, within a reasonable time prior to the time such report, return, certification or statement is to be filed the Lessee shall, to the extent permitted by law, cause all billings of such
Taxes to be made to each Tax Indemnitee in care of the Lessee, make payment thereof and furnish written evidence of such payment.  The Lessee shall furnish promptly upon written request such data, records and documents as any Tax
Indemnitee may reasonably require of the Lessee to enable such Tax Indemnitee to comply with requirements of any taxing jurisdiction arising out of such Tax
Indemnitee's participation in the transactions contemplated by this
Participation Agreement, including, without limitation, requirements relating to
Taxes described in Section 12.2(b)(1).

                                       79

          (d)  Payments.  Any Tax indemnified hereunder shall be paid directly
               --------
when due to the applicable taxing authority if direct payment is permitted, or shall be reimbursed to a Tax Indemnitee on demand if paid by such Tax
Indemnitee in accordance herewith.  Except as otherwise provided in this Section
12.2, all amounts payable to a Tax Indemnitee hereunder shall be paid promptly in immediately available funds, but in no event later than the later of (i) ten
                                                                         -
(10) days after the date of such demand or (ii) ten (10) days before the date
                                            --
the Tax to which such amount payable hereunder relates is due or is to be paid and any such demand shall be accompanied by a written statement (which written statement shall, at the Lessee's request, be verified by a nationally recognized independent accounting firm mutually acceptable to the Lessee and the Tax
Indemnitee, such verification to be at the Lessee's expense unless such accountants determine that the amount payable by the Lessee is less than 95% of the amount shown on such written statement, in which event the cost of such verification will be paid by the Tax Indemnitee) describing in reasonable detail the Tax and the computation of the amount payable.  In the case of a Tax subject to indemnification under this Section 12.2 which is properly subject to a contest in accordance with Section 12.2(e), the Lessee (i) shall be obligated to
                                                        -
make any advances with respect to such Tax whenever required under Section
12.2(e) and (ii) shall pay such Tax (in the amount finally determined to be
             --
owing in such contest) prior to the latest time permitted by the relevant taxing authority for timely payment after a Final Determination.

          (e)  Contests; Refunds.  (i)  In the event a taxing jurisdiction makes
               -----------------
a claim with respect to any Tax for which the Lessee may be liable under this
Section 12.2 (a "Tax Claim"), the Lessee may cause the applicable Tax Indemnitee
                 ---------
to contest such Tax Claim (and any judicial decision with respect thereto) as set forth herein.  In the event any Tax Indemnitee receives notice of a Tax
Claim or potential Tax Claim which may be indemnified under this Section 12.2, such Tax Indemnitee shall promptly notify the Lessee thereof in writing.  If requested by the Lessee in writing within thirty (30) days of receipt of such notice (or, if sooner, on or before the last date upon which the contest of such
Tax can be initiated, provided that the Tax Indemnitee's notice to the Lessee discloses such date), such Tax Indemnitee shall, upon receipt of an indemnity satisfactory to it whereby the Lessee shall have agreed to pay to such Tax
Indemnitee all reasonable costs, expenses, legal and accountants' fees and disbursements incurred by

                                       80

such Tax Indemnitee in connection with contesting such Tax Claim, and at the expense of the Lessee, contest the imposition of any Tax Claim by (1) resisting
                                                                   -
payment thereof, if such Tax Indemnitee in its reasonable discretion shall determine such course of action to be appropriate; (2) not paying the same
                                                    -
except under protest, if protest is necessary and proper or (3) if payment shall
                                                             -
be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or both.  If such contest shall involve payment of the Tax Claim, the Lessee shall have advanced to such Tax Indemnitee the amount of such payment plus interest, penalties and additions to tax with respect thereto on an interest-free basis, and shall have agreed to indemnify the Tax Indemnitee, on an After-Tax Basis, for any adverse tax consequences resulting from such advance.  In no event shall any Tax Indemnitee be required or the Lessee be permitted to contest any Taxes for which the Lessee is obligated to indemnify pursuant to this Section 12.2 unless:  (i) such Tax
                                                               -
Indemnitee shall have received the opinion of tax counsel selected by the Lessee
(which may be an employee of the Lessee or an Affiliate) furnished at the
Lessee's sole expense to the effect that a reasonable basis consistent with ABA
Opinion 85-352 exists for contesting such claim (and provided that no appeal shall be required to the United States Supreme Court); (ii) no Specified Lease
                                                        --
Event of Default shall have occurred and be continuing (unless the Lessee shall have provided security reasonably satisfactory to such Tax Indemnitee securing the Lessee's performance of its obligations under this Section 12.2) and (iii)
                                                                          ---
such Tax Indemnitee shall have determined that the action to be taken will not result in any risk of imposition of criminal penalties or any substantial danger of sale, forfeiture or loss of the Facility Assets or any portion thereof or any interest therein.  If requested by the Lessee and if permitted by applicable law, the Lessee may contest, at its own expense, the imposition of any Tax
Claim.  In any contest controlled by the Tax Indemnitee, such Tax Indemnitee will consult in good faith with the Lessee and its counsel and submit to the
Lessee and its counsel for review and comment, and consider in good faith any and all suggestions made with respect to, any item to be submitted to a taxing authority or a court in connection with the contest and permit the Lessee to participate in a reasonable manner in the conduct of the contest.  Upon the written request of the affected Tax Indemnitee, the Lessee will advise such Tax
Indemnitee of the status of any contest being conducted by the Lessee pursuant to this Section 12.2(e).

                                       81

          A Tax Indemnitee shall not make, accept or enter into a settlement or other compromise with respect to any Taxes indemnified pursuant to this Section
12.2 (which proceeding the Tax Indemnitee is required to continue), or forego or terminate any such proceeding with respect to Taxes indemnified pursuant to this
Section 12.2, without the prior written consent of the Lessee. Notwithstanding the foregoing, if a Tax Indemnitee refuses to contest any Tax Claim or effects a settlement or compromise of any such Tax that the Tax Indemnitee is required to contest or otherwise terminates any such contest without the prior written consent of the Lessee, such Tax Indemnitee shall be deemed to have waived its right to any indemnity payment by the Lessee that would otherwise be payable by the Lessee pursuant to this Section 12.2 in respect of such Tax Claim, and such Tax Indemnitee shall promptly pay to the Lessee any amounts previously paid or advanced by the Lessee pursuant to this Agreement with respect to such Tax
Claim (other than amounts advanced with respect to costs and expenses of the contest).

          (ii)  Upon receipt by any Tax Indemnitee of a repayment or refund of all or any part of any Tax which the Lessee shall have paid for, or advanced to, such Tax Indemnitee or for which the Lessee shall have reimbursed such Tax
Indemnitee pursuant to this Section 12.2, such Tax Indemnitee shall pay to the
Lessee, as promptly as practicable after the receipt thereof, the amount of such repayment or refund plus any interest received by, or credited to, such
Tax Indemnitee on such amounts net of Taxes thereon plus the amount of any net tax savings actually realized by such Tax Indemnitee as a result of the payment made to the Lessee; provided, however, that: if there is a subsequent loss of
                    --------  -------
any such tax savings or refund realized by the Tax Indemnitee, such loss shall be treated as a Tax for which the Lessee must indemnify such Tax Indemnitee pursuant to this Section 12.2.  The amount payable to the Lessee in respect of tax benefits or refunds shall, at the Lessee's request, be subject to verification by independent accountants selected by the Tax Indemnitee and reasonably satisfactory to the Lessee, at the Lessee's expense unless such accountants determine that the amount payable to the Lessee is at least 5% more than the amount so computed by the Tax Indemnitee, in which event the cost of such verification will be paid by the Tax Indemnitee.

          (f)  Tax Savings.  If, by reason of any payment made to or for the
               -----------
account of a Tax Indemnitee by the Lessee pursuant to this Section 12.2 or the circumstances giving

                                       82

rise thereto, such Tax Indemnitee at any time realizes a reduction in any Taxes for which the Lessee is not required to indemnify such Tax Indemnitee pursuant to this Section 12.2 and which was not taken into account previously in computing such payment by the Lessee to or for the account of such Tax
Indemnitee, then such Tax Indemnitee shall promptly pay to the Lessee an amount equal to such actual reduction in Taxes plus the amount of any additional reduction in Taxes realized by such Tax Indemnitee or any related Tax Indemnitee as a result of any payment made by such Tax Indemnitee pursuant to this sentence; provided, however, that if there is a subsequent loss of any such tax
          --------  -------
savings or refund realized by the Tax Indemnitee, such loss shall be treated as a Tax for which the Lessee must indemnify such Tax Indemnitee pursuant to this
Section 12.2. Each Tax Indemnitee shall in good faith use diligence in filing its tax returns and in dealing with the relevant taxing authorities to seek and claim any tax benefit that would result in any such reduction in Taxes or any refund of any Taxes payable or indemnifiable by the Lessee hereunder.

          (g)  Definition of Owner Participant.  For purposes of this Section
               -------------------------------
12.2, the term "Owner Participant" and the term Tax Indemnitee as applied to the
Owner Participant shall include any member of an affiliated group, within the meaning of Section 1504 of the Code (or any successor provision thereof), or comparable state or local law provisions of which the Owner Participant is, or may become, a member, if consolidated, joint or combined returns are filed for such affiliated group for Federal, state or local income tax purposes.  The
Owner Participant undertakes on behalf of such other members of its affiliated group to perform or cause to be performed all obligations of such affiliated group hereunder.

          12.3.  No Guarantee.  Nothing in Section 12.1 or 12.2 shall be
                 ------------
construed as a guaranty by the Lessee of any residual value in or useful life of the Facility Assets or as a guaranty of the Secured Notes or the Pass Through
Certificates.

           Section 13.  Transfer of Owner Participant's Interest.
                        ------------------------------- --------

          13.1.  Restrictions on Transfer.  Without the prior written consent
                 ------------------------
of, so long as the Lease shall be in effect, the Lessee, and, so long as the
Lien of the Indenture shall be in effect, the Indenture Trustee, the Owner
Participant shall not, directly or indirectly, assign,

                                       83

convey or otherwise transfer (whether, except in the case of Fleet National Bank or any of its successors, by merger, consolidation or other similar transaction) any of its right, title or interest in and to the Trust Estate, this Participation Agreement, the Trust Agreement or any other Operative Document, except in accordance with the terms and conditions of this Section 13.

          13.2.  Permitted Transfers.  So long as the Lease is in effect, the
                 -------------------
Owner Participant may transfer all or part of its right, title and interest in and to the Trust Estate (whether or not the same shall then have been pledged or mortgaged under the Indenture, but subject to the Lien of the Indenture if then in effect) and in and to this Participation Agreement and the other Operative
Documents to any Person (a "Transferee") only in compliance with and upon
                            ----------
satisfaction of each and all of the following conditions:

          (a) the Transferee shall be a financial institution, leasing company or other institutional investor organized under the laws of the United
States or any State thereof and shall have a combined capital and surplus (in the case of any banking institution) or a tangible net worth determined in accordance with GAAP and excluding all intangible assets (in the case of any other transferee or assignee) immediately prior to and following such transfer of at least $75,000,000 (or the obligations of the Transferee shall be guaranteed by an entity whose net worth at the time is at least $75,000,000 pursuant to a guarantee in form and substance reasonably satisfactory to the Lessee and the Indenture Trustee or, if the Transferee is an Affiliate of the Owner Participant, the Owner Participant shall remain liable under the Operative
Documents pursuant to an agreement in form and substance reasonably satisfactory to the Lessee and the Indenture Trustee);

          (b) no such transfer shall violate or shall result in a violation of any provision of, or create a relationship which would be in violation of, any applicable Governmental Rules, including, without limitation, applicable securities laws or ERISA, any agreement to which the Owner Participant or the Transferee is a party or by which it or any of its property is bound or any Governmental Actions or result in a "prohibited transaction" under ERISA;

          (c) the Lessee, the Owner Trustee and the Indenture Trustee shall each have received a written agreement (substantially in the form of Exhibit E) of the Transferee confirming that it has the requisite power and

                                       84

authority to enter into and to carry out the transactions contemplated hereby and in each Operative Document to which the Owner Participant is or is to be a party and that it shall be deemed a party to each of such Operative Documents and shall agree to be bound by all the terms of, and to undertake all the obligations of the transferor to be performed on or after the date of such transfer contained in, each of such Operative Documents, and whereby such Trans feree shall make representations and warranties reasonably requested by the
Lessee, the Owner Trustee and the Indenture Trustee not exceeding the scope of the representations and warranties contained in Section 6; provided that with
                                                           --------
respect to the first sentence of Section 6.7 such Transferee delivers to the
Lessee, the Owner Trustee and the Indenture Trustee a written representation and warranty (or an opinion of counsel reasonably satisfactory to the Lessee, the
Owner Trustee and the Indenture Trustee) that (1) such Transferee is not
                                               -
acquiring any part of such interests with ERISA Plan Assets or (2) the transfer
                                                                -
to and ownership of such interest by such Transferee is and will continue to be covered by Prohibited Transaction Class Exemption 95-60, 91-38 or 90-1;

          (d)  the transferring Owner Participant shall have provided thirty
(30) days' (ten (10) Business Days' in the case of a transfer to an Affiliate)
prior written notice of such transfer to the Owner Trustee, the Indenture
Trustee and the Lessee, which notice shall specify (i) such information and be
                                                    -
accompanied by evidence as shall be reasonably necessary to establish compliance with this Section 13 and Section 12.7 of the Trust Agreement including, without limitation, drafts of certificates, opinions and agreements required hereunder or thereunder, and (ii) the name and address (for the purpose of giving notice
                    --
as contemplated by the Operative Documents) of the Transferee;

          (e) the transferring Owner Participant shall pay or cause to be paid all reasonable fees, out-of-pocket expenses, disbursements and costs (including, without limitation, legal and other professional fees and expenses) incurred by the Owner Trustee, the Holders, the Indenture Trustee, the Lessee or the Guarantor in connection with any transfer pursuant to this Section 13;

                                       85

          (f)  the transferring Owner Participant or the Transferee shall have delivered to the Owner Trustee and the Lessee and, if the Lien of the Indenture
shall then be in effect, the Indenture Trustee, an opinion of counsel in form and substance reasonably satisfactory to each of them, as to the due authorization, execution, delivery and enforceability of the agreement or agreements referred to in clause (c), provided that no such opinion shall be
                                      --------
required in the case of a transfer from Fleet National Bank to any of its
Affiliates (or from any such Affiliate to Fleet National Bank or any other such
Affiliate);

          (g)  [Intentionally Omitted];

          (h) after giving effect to such transfer there shall be no more than two Owner Participants;

          (i) neither the Transferee nor any of its assets shall be the subject of any bankruptcy, insolvency or other similar proceedings;

          (j)  unless the Lease has been declared in default pursuant to Section
16.1 and a Specified Lease Event of Default is continuing, the Transferee shall not be any Person that is directly or through an Affiliate principally or as one of its important activities engaged in the oil and gas or petrochemical business or the production, refinement, development, distribution or sale of petroleum products, by-products or derivatives (including, without limitation, paraxylene and benzene) other than passive investment in such an entity; and

          (k) no Indenture Default or Indenture Event of Default shall occur as a result of such transfer.

          13.3.  Effect of Transfer.  From and after any transfer effected by
                 ------------------
the Owner Participant in accordance with this Section 13, the Owner Participant making such transfer shall be released, to the extent of the obligations assumed by the Transferee, from its liability hereunder and under the other Operative
Documents to which it is or is to be a party in respect of obligations to be performed on or after the date of such transfer.  Upon any transfer by the Owner
Participant in accordance with this Section 13, the Transferee shall be deemed an "Owner Participant" for all purposes of the Operative Documents and each reference herein to the Owner Participant making such transfer shall thereafter be deemed a reference to such Transferee for all purposes, except as provided in the preceding sentence.

                                       86

          Section 14.  Financing for Modifications.  The Lessee shall give the
                       ---------------------------
Owner Trustee, the Owner Participant and the Indenture Trustee any required notice of a Modification (whether proposed, under construction or already in service) to the Facility Assets for which it seeks financing from the Owner
Trustee pursuant to Section 11.6(b) of the Lease.  Upon receipt of such notice, the Owner Participant shall negotiate with the Lessee in good faith to participate in the financing by the Lessor of the cost of such Modification through an additional equity investment by the Owner Participant and the issuance of Additional Notes under the Indenture, on terms and conditions mutually acceptable to the Owner Participant and the Lessee; provided that the
                                                             --------
Owner Participant shall have no obligation to make such an equity investment.
If mutually acceptable terms and conditions for any such financing shall not have been agreed to by the Owner Participant and the Lessee within forty-five
(45) days following receipt by the Owner Participant of the notice from the
Lessee referred to in the first sentence of this Section 14, the Owner
Participant agrees upon request of the Lessee to effect the financing of such portion of such cost as the Lessee shall designate through the issuance and sale by the Owner Trustee of Additional Notes, in accordance with and subject to the conditions set forth in Section 2.08 of the Indenture (including, without limitation, the condition that such Additional Notes may not rank senior in any respect to the Initial Secured Notes, but may be subordinate to the Initial
Secured Notes or other Secured Notes issued under the Indenture), and subject to the following conditions:

          (a) after giving effect to the issuance of the Additional Notes, the aggregate principal amount outstanding of all Secured Notes shall not exceed 85% of the total Fair Market Sales Value of the Facility Assets at such time after giving effect to such Modifications;

          (b) such Additional Notes shall have a final maturity date not later than the expiration of the Basic Lease Term or, if the Lessee shall have irrevocably exercised an option to renew the Lease, the applicable Renewal Term;

          (c) no Lease Event of Default or Indenture Event of Default shall have occurred and be continuing as of the date of the issuance of the applicable
Additional Notes;

          (d) the Owner Participant shall receive an opinion from tax counsel that no unindemnified adverse tax

                                       87

consequences (taking into account any increased tax indemnity the Lessee may offer to provide) shall result from such financing (for this purpose, in the absence of a change in the Code or the Treasury Regulations, or a judicial decision with respect thereto, after the Closing Date, the issuance of
Additional Notes shall not be treated as creating any adverse tax consequences
(i) under Section 168(d)(3) or 861 of the Code or the Treasury Regulations
 -
thereunder or (ii) if, after giving effect to the issuance of such Additional
               --
Notes, the Outstanding principal amount of all Secured Notes issued under the
Indenture does not exceed 85% of the sum of Lessor's Cost plus the cost of all
Modifications financed by the Owner Participant pursuant to this Section 14, including those being financed by the issuance of such Additional Notes); and

          (e)  the aggregate amount of the Owner Participant's unadjusted federal income tax bases in all Fourth-Quarter Modifications for which financings are effected in any calendar year pursuant to this Section 14 shall not, without the Owner Participant's prior written consent, exceed the sum of the Owner Participant's unadjusted federal income tax bases in (i) the Self-
                                                                -
Sheltered Modifications financed in such calendar year pursuant to this Section
14 and (ii) the Notified Modifications financed in such calendar year pursuant
        --
to this Section 14.

For purposes of clause (e) of the preceding sentence: "Fourth-Quarter
                                                       --------------
Modification" shall mean, with respect to any calendar year, any Modification
------------
with respect to which a financing has been or is to be effected during the last three (3) months of such calendar year pursuant to this Section 14; "Notified
                                                                     --------
Modifications" shall mean, for any calendar year, one or more Fourth-Quarter
-------------
Modifications as to which (x) the aggregate amount of the Owner Participant's
                           -
unadjusted federal income tax bases does not exceed $30,000,000 and (y) the
                                                                     -
Lessee shall have given notice to the Owner Participant prior to July 1 of such calendar year that it may elect to utilize financing pursuant to this Section
14; and "Self-Sheltered Modifications" shall mean, for any calendar year, one or
         ----------------------------
more Fourth-Quarter Modifications (other than Modifications treated as
Notified Modifications) as to which the aggregate amount of the Owner
Participant's unadjusted federal income tax bases does not exceed 40% of the
Owner Participant's unadjusted federal income tax bases in all Modifications
(other than Modifications treated as Notified Modifications) financed pursuant to this Section 14 in such calendar year.

                                       88

          In connection with any Supplemental Financing, the Basic Rent
Percentages, Stipulated Loss Value Percentages, Termination Value Percentages and EBO Percentages shall be adjusted in accordance with Section 4 of the Lease.
No Additional Notes may be issued other than at the request of the Lessee.

           Section 15.  Refunding of Secured Notes.
                        --------------------------

          15.1.  Refunding of Secured Notes.  Upon compliance with the terms
                 --------------------------
and conditions of this Section 15, including, without limitation, the satisfaction of the conditions set forth in Section 15.2 and, in the case of a refunding or refinancing of less than all series of Secured Notes Outstanding, in Section 3.05(b) of the Indenture, the Lessee shall have the right on not more than three (3) occasions to cause the Owner Trustee and the Indenture Trustee to, and the Owner Trustee and the Indenture Trustee shall, take such steps as may be necessary to refund or refinance all or all of any series of the Secured
Notes then Outstanding (the "Refunded Secured Notes") through the issuance and
                             ----------------------
sale in the public or private market of secured notes or, in the case of a refunding or refinancing of less than all series of Secured Notes Outstanding, one or more additional series of Secured Notes (in either such case, the
 "Refunding Secured Notes"), in an aggregate principal amount which shall be
------------------------
equal to the unpaid principal amount of the Refunded Secured Notes, plus any accrued and unpaid interest on the Refunded Secured Notes not paid by the Lessee as contemplated in clause (e) of this Section 15.1, plus the amount of any costs to be paid from the proceeds of such Refunding Secured Notes as permitted by subsection (a) of this Section 15.1, provided that the proceeds of such
                                        --------
issuance and sale shall be applied to the extent necessary to prepay or redeem the principal amount of such Refunded Secured Notes and such refunding or refinancing shall be subject to the following conditions:

          (a) the reasonable costs and expenses of any such refunding or refinancing (including, without limitation, any premium payable with respect to the Refunded Secured Notes) shall be paid by the Lessee (or, if the Owner Participant shall agree, the Owner Participant) or, at the Lessee's option, subject to clause (b) below, be financed with the proceeds of Refunding Secured Notes;

                                       89

          (b) the aggregate principal amount of the Refunding Secured Notes shall not exceed by more than 5% the then Outstanding principal amount of the Refunded Secured Notes;

          (c)  if within twenty (20) days after the request by the Lessee to effect the refunding or refinancing, the Owner Participant provides the
     Lessee with a written opinion of independent tax counsel, selected by the
     Owner Participant and satisfactory to the Lessee, identifying any unindemnified and adverse tax consequences to the Owner Participant resulting from the refinancing or refunding, the Lessee shall have agreed to indemnify the Owner Participant against such adverse tax consequences in a manner and in form and scope reasonably satisfactory to the Owner
     Participant; provided, however, that, in the absence of a change in the
                  --------  -------
     Code or the Treasury Regulations (other than with respect to the alternative minimum tax) that is enacted or adopted after the Closing Date that affects the Tax Pricing Assumptions set forth in Schedule 2, none of the following shall be treated as causing an adverse tax consequence under
     Section 861 of the Code or with respect to the status of the Lease as a
     "true lease" for federal income tax purposes:  (i) any refinancing or
                                                     -
     refunding that complies with the provisions of this Section 15.1 and has a term and average life not more than six (6) months longer than the term and average life of the Refunded Secured Notes; (ii) a rental adjustment
                                                  --
     reflecting such refunding or refinancing and/or (iii) the Lessee's right to
                                                      ---
     cause such a refinancing or refunding and related adjustment;

          (d)  the appropriate parties will enter into a note purchase or other financing agreement providing for the issuance and sale by the Owner
     Trustee or such other party as may be appropriate on the date specified in such agreement (for the purposes of this Section 15.1, the "Refunding
                                                                 ---------
     Date") of Refunding Secured Notes the proceeds of which shall be used to repay, as contemplated by this Section 15, all of the Outstanding Refunded
     Secured Notes on the Refunding Date;

          (e) if the Refunding Date is a date during the Basic Lease Term that is not a Basic Rent Payment Date, the Lessee and the Owner Trustee will amend the Lease such that the Lessee shall on the Refunding Date prepay that portion of the next succeeding installment of Basic Rent to the extent necessary to pay the aggregate

                                       90

     interest accrued on the Refunded Secured Notes not payable with the proceeds of the Refunding Secured Notes;

          (f) the identity of the Owner Participant shall not be disclosed in offering materials used in any such refunding or refinancing pursuant to a public offering;

          (g) the Owner Trustee will enter into an agreement to provide for the issuance and securing thereunder of the Refunding Secured Notes in like manner as the Refunded Secured Notes and/or will enter into such amendments and supplements to the Indenture as may be necessary to effect a refunding or refinancing under this Section 15.1, which agreements, amendments and/or supplements shall be reasonably satisfactory in form, scope and substance to the Owner Participant and which, taken as a whole, shall not be less favorable to the Owner Participant or the Owner Trustee than the terms and conditions of the Refunded Secured Notes;

          (h) the parties hereto shall execute and deliver such amendments to the Operative Documents and such additional documents, certificates and opinions as shall be reasonably requested by, and reasonably acceptable to, the Lessee, the Owner Trustee, the Owner Participant and the Indenture
     Trustee, including, but not limited to, such documents, financing statements and opinions as are reasonably necessary to confirm that the refunding or refinancing of all Secured Notes of the series as to which the refunding or refinancing is occurring is being carried out; and

          (i) the Refunding Secured Notes may not rank senior (but may rank junior) in any respect to other Secured Notes Outstanding under the Indenture and will be denominated in U.S. Dollars and have a maturity not exceeding the Basic Lease Term or, if the Lessee shall have exercised an option to renew the Lease, the applicable Renewal Term.

In connection with any such refunding or refinancing, the Basic Rent
Percentages, Stipulated Loss Value Percentages, Termination Value Percentages and EBO Percentages shall be adjusted in accordance with Section 4 of the Lease.
The Secured Notes may not be refunded or refinanced other than at the request of the Lessee.

                                       91

          15.2.  Notice.  The Lessee shall give the other parties to this
                 ------
Participation Agreement at least thirty (30) days' prior written notice of any desired refunding or refinancing pursuant to Section 15.1, which notice shall set forth to the extent practicable the proposed terms and conditions of such refunding or refinancing, including the desired date therefor.  The Lessee, the
Owner Trustee, the Owner Participant and, as necessary, the Indenture Trustee and the Loan Participant, shall consult thereafter on the good faith negotiation of such terms and conditions to the end that, subject to the terms and conditions of this Section 15, the final terms and conditions of such refunding shall be agreed to among the parties thereto in due course thereafter.  The
Lessee will provide notice promptly to such Persons in the event that it determines not to proceed with such proposed refunding or refinancing pursuant to Section 15.1.

           Section 16.  Beneficial Interest Purchase Option.
                        -----------------------------------

          16.1.  Option to Purchase.  In the event and at the time that the
                 ------------------
Lessee has the right to purchase the Facility pursuant to Section 6.1 or
7.3(a)(i) of the Lease, the Lessee, in lieu of exercising such right, may elect to purchase or cause a designee of the Lessee to purchase the right, title and interest of the Owner Participant in and to the Trust Estate (the "Beneficial
                                                                   ----------
Interest") at a purchase price equal to the excess of (i) the applicable
--------                                               -
purchase price payable under Section 6.1 or 7.3(a)(i), as the case may be (and payable, in the case of the EBO Purchase Price, in installments at the same times and subject to the same conditions that the EBO Purchase Price may be paid in installments under Section 6.2(f) of the Lease), over (ii) the Outstanding
                                                          --
principal and accrued interest on the Secured Notes as of the applicable purchase date (after giving effect to the payment of all amounts required to be paid by the Lessee pursuant to Section 16.2(b)) (the "Beneficial Interest
                                                      --------------------
Purchase Price").  It is intended among the parties hereto that the purchase of
--------------
the Beneficial Interest by the Lessee or any Affiliate thereof shall not effect a merger of the Lessee's interest, as lessee, in the Lease and the beneficial interest in the Trust Estate to be purchased by the Lessee or any such
Affiliate.

          16.2.  Notice of Election; Manner of Purchase; Transfer After
                 --------------------------------------- --------------
Purchase.  (a)  In order to exercise the right to purchase the Beneficial
Interest pursuant to Section 16.1, the Lessee shall notify the Owner
Participant irrevocably in writing no later than thirty (30) days prior

                                       92

to the applicable purchase date under Section 6.1 of the Lease or applicable
Termination Date under Section 7.3(a) of the Lease that it desires to purchase, or cause such designee to purchase, the Beneficial Interest, in which case the purchase of the Facility pursuant to Section 6.1 or 7.3 of the Lease shall not occur.

          (b) On the date of purchase, upon receipt by the Owner Participant of the Beneficial Interest Purchase Price, and an amount equal to that portion of all Basic Rent due on or prior to such date of purchase that would be distributable to the Owner Participant under the Indenture (but excluding any Basic Rent payable in advance on such date of purchase) and all Supplemental
Rent due by the Lessee to or distributable to the Owner Participant to and including such date of purchase (without giving effect to any applicable grace periods), the Owner Participant shall transfer the Beneficial Interest free and clear of all Liens to the Lessee or its designee pursuant to an instrument of conveyance in form and substance reasonably satisfactory to the Lessee or its designee, and shall provide to the Lessee or such designee such other instruments, documents and opinions as the Lessee may reasonably request to evidence the valid consummation of such transfer.

          (c)  Each of the Participants, the Owner Trustee and the Indenture
Trustee, at the cost and expense of the Lessee, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Lessee reasonably may request in order to carry out the intent and purposes of this Section 16 and the transactions contemplated hereby.

          (d) As a condition to exercise of the right to purchase the Beneficial Interest pursuant to Section 16.1 (unless the Lessee shall assume the obligations of the Owner Trustee pursuant to the next sentence), on the date of purchase, the Lessee shall have provided to the Indenture Trustee an opinion of counsel for the Lessee or its designee (which may, in each case, be internal counsel), dated the date of purchase, which, subject to usual or customary exceptions, shall be to the effect that, upon consummation of such purchase, this Participation Agreement and the Trust Agreement constitute the legal, valid and binding obligations of the Lessee or such designee, enforceable against the Lessee or such designee, in accordance with their respective terms except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors

                                       93

generally and by general principles of equity.  In the event the Lessee or such designee is unable to provide such opinion, concurrently with the purchase of the Beneficial Interest, (i) the Lessee or such designee may assume the
                          -
obligations of the Owner Trustee under the Secured Notes and under the Indenture in accordance with and with the effect provided in Section 3.04 of the Indenture and Section 11.6 hereof, and upon such assumption the Lessee or such designee shall have the right to terminate the Trust Agreement or (ii) the Lessee may
                                                          --
revoke its purchase, election or other notice under the Lease, in which event the Lease shall continue as set forth therein.

           Section 17.  Miscellaneous.
                        -------------

          17.1.  Survival.  All agreements, representations, warranties and
                 --------
indemnities contained in this Participation Agreement and the other Operative
Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive and continue in effect following the execution and delivery of this Participation
Agreement and the other Operative Documents and the participation by the Owner
Participant and the Loan Participant in the payment of Lessor's Cost contemplated hereby and by the other Operative Documents and the termination or expiration of the Lease.

          17.2.  Binding Effect.  All agreements, representations, warranties
                 --------------
and indemnities in this Participation Agreement and the other Operative
Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall bind the Person making the same and its successors and assigns, and shall inure to the benefit of, the Guarantor, each Person for whom made and their respective successors and permitted assigns.

          17.3.  Notices.  All communications, notices and consents provided for
                 -------
in this Participation Agreement shall be in writing and shall be given in person or by courier or by means of telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or mailed by registered or certified first class mail, return receipt requested, or overnight courier, addressed as set forth in Schedule 1 or at such other address as any such Person may from time to time designate by notice duly given in accordance with the provisions of this Section 17.3 to the other parties hereto.  All such communications, notices and

                                       94

consents given in such manner shall be deemed given when received in accordance with this Section 17.3 (or when proffered to a Person if receipt is refused).

          17.4.  Counterpart Execution.  This Participation Agreement may be
                 ---------------------
executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          17.5.  GOVERNING LAW.  THIS PARTICIPATION AGREEMENT HAS BEEN DELIVERED
                 -------------
IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS
MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE, INCLUDING ALL MATTERS OF
CONSTRUCTION, VALIDITY AND PERFORMANCE.

          17.6.  Amendments, Supplements, Etc.  (a)  Neither this Participation
                 ----------------------------
Agreement nor any of the terms hereof may be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which enforcement of such change is sought.

          (b) Prior to the Lease Termination Date, neither the Trust Agreement nor the Indenture may be amended, waived, supplemented or modified to permit any action contrary to, or disturb the Lessee's rights under, the Lease, or otherwise adversely affect the Lessee's rights, or increase the Lessee's obligations or liabilities, under any Operative Document without the consent of the Lessee.

          17.7.  Headings; Table of Contents.  The division of this
                 ---------------------------
Participation Agreement into Sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

          17.8.  Severability of Provisions.  Any provision of this
                 --------------------------
Participation Agreement which may be determined by competent authority to be invalid or unenforceable in such jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other juris-

                                       95

diction. The parties shall negotiate in good faith to replace such provision with an appropriate legal provision. To the extent permitted by applicable law, the parties hereto hereby waive any provision thereof that renders any term or provision hereof invalid or unenforceable in any respect.

          17.9  Entire Agreement.  This Participation Agreement (including the
                ----------------
schedules and exhibits hereto), the other Operative Documents and the Pass
Through Trust Documents, and all certificates, instruments and other documents relating thereto delivered and to be delivered from time to time pursuant to the
Operative Documents, supersede any and all representations, warranties and agreements (other than any Operative Document) prior to the date of this
Participation Agreement, written or oral, between or among any of the parties hereto relating to the transactions contemplated hereby and thereby.

          17.10  Limitation of Liability of Owner Trustee, Indenture Trustee
                 -----------------------------------------------------------
and Pass Through Trustee.  (a)  It is expressly understood and agreed by and
------------------------    -
among all of the parties hereto that, except as otherwise expressly provided herein or in any other Operative Document (other than the Trust Agreement), (i)
                                                                             -
this Participation Agreement is executed and delivered by the Owner Trustee not in its individual capacity but solely as trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as Owner
Trustee; (ii) certain of the representations, undertakings and agreements made
          --
herein by the Owner Trustee are not personal representations, undertakings and agreements, but are binding only on the Trust Estate and the Owner Trustee, as trustee; (iii) except as set forth in the proviso to this sentence, nothing
          ---
herein contained shall be construed as creating any liability of the Trust
Company or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of the Trust Company to perform any covenant, whether express or implied, contained herein, all such liability, if any, being expressly waived by each of the other parties hereto and by any Person claiming by, through or under any such party; and (iv) so far
                                                                     --
as the Owner Trustee is concerned, each of the other parties hereto and any
Person claiming by, through or under any such party shall (other than with respect to Claims arising from the willful misconduct or gross negligence of the
Owner Trustee or the failure of the Owner Trustee to distribute funds in accordance with the terms of the Operative Documents) look solely to the Trust
Estate and the

                                      96


Indenture Estate for the performance of an obligation under any of the instruments referred to herein; provided, however, that notwithstanding anything
                                --------  -------
in this Section 17.10 to the contrary, the Trust Company shall be liable (A) in
                                                                          -
its individual capacity and as Owner Trustee to the Owner Participant as expressly set forth in the Trust Agreement; (B) in its individual capacity, in
                                             -
respect of its representations, warranties and agreements made in its individual capacity as expressly set forth herein (including, without limitation, Sections
8 and 11) or in any other Operative Document to which it is a party or in any
Officer's Certificate of the Trust Company, delivered pursuant hereto and (C) in
                                                                           -
its individual capacity for the consequences of its gross negligence and willful misconduct and its failure to distribute funds in accordance with the terms of the Operative Documents (including, without limitation, willful breach of contract) with respect to any Owner Trustee Document or Operative Document to
which it is a party and for the matters described in clauses (i) through (v) of the last sentence of Section 7.1 of the Trust Agreement.

          (b)  It is expressly understood and agreed by and among all of the parties hereto that, except as otherwise expressly provided herein or in any other Operative Document (including, without limitation, subsection (c) of this
Section 17.10), (i) this Participation Agreement is executed and delivered by
                 -
State Street Bank and Trust Company, not in its individual capacity but solely as trustee under the Indenture, in the exercise of the power and authority conferred and vested in it as Indenture Trustee; (ii) certain of the
                                                  --
representations, undertakings and agreements made herein by the Indenture
Trustee are not personal representations, undertakings and agreements, but are binding only on the Indenture Trustee, as trustee; (iii) except as set forth in
                                                    ---
the proviso to this sentence, nothing herein contained shall be construed as creating any liability of State Street Bank and Trust Company or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, State Street Bank and Trust Company to perform any covenant, whether express or implied, contained herein, all such liability, if any, being expressly waived by each of the other parties hereto and by any Person claiming by, through or under any such party; and (iv) so far
                                                                     --
as the Indenture Trustee is concerned, each of the other parties hereto and any
Person claiming by, through or under any such party shall (other than with respect to Claims arising from the willful misconduct or gross negligence of the
Indenture

                                       97

Trustee and for failure of the Indenture Trustee to distribute funds in accordance with the terms of the Operative Documents) look solely to the
Indenture Trustee, as trustee, for the performance of any obligation under any of the instruments referred to herein; provided, however, that notwithstanding
                                       --------  -------
anything in this Section 17.10 to the contrary, State Street Bank and Trust
Company shall be liable (A) in its individual capacity, in respect of its
                         -
representations, warranties and agreements made in its individual capacity as expressly set forth herein (including, without limitation, in Sections 9 and 11)
or in any other Operative Document to which it is a party or in any Officer's
Certificate of State Street Bank and Trust Company, made in its individual capacity delivered pursuant hereto and (B) in its individual capacity for the
                                        -
consequences of its gross negligence or willful misconduct and for its failure to use ordinary care to disburse funds in accordance with any Operative Document to which it is a party.

          (c)  It is expressly understood and agreed by and among all of the parties hereto that, except as otherwise expressly provided herein (including, without limitation, subsection (b) of this Section 17.10), or in the Pass
Through Trust Documents, (i) this Participation Agreement is executed and
                          -
delivered by State Street Bank and Trust Company, not in its individual capacity but solely as trustee under the Pass Through Trust Document, in the exercise of the power and authority conferred and vested in it as the Pass Through Trustee,
(ii) certain of the representations, undertakings and agreements made herein by
 --
the Pass Through Trustee are not personal representations, undertakings and agreements, but are binding only on the Pass Through Trustee, as trustee, (iii)
                                                                           ---
except as set forth in the proviso to this sentence, nothing herein contained shall be construed as creating any liability of State Street Bank and Trust
Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, State Street Bank and
Trust Company, to perform any covenant, whether express or implied, contained herein, all such liability, if any, being expressly waived by each of the other parties hereto and by any Person claiming by, through or under any such party;
and (iv) so far as the Pass Through Trustee is concerned, each of the other
     --
parties hereto and any Person claiming by, through or under any such party shall
(other than with respect to Claims arising from the willful misconduct or negligence of the Pass Through Trustee and for its failure to distribute funds in accordance with the terms of the Pass

                                       98

Through Trust Documents) look solely to the Pass Through Trustee, as trustee, for the performance of any obligation under any of the instruments referred to herein; provided, however, that notwithstanding anything in this Section 17.10
        --------  -------
to the contrary, State Street Bank and Trust Company shall be liable (A) in its
                                                                      -
individual capacity, in respect of the representations, warranties and agreements of the Pass Through Trustee made in its individual capacity as expressly set forth herein (including, without limitation, in Sections 7 and 11)
or in any Officer's Certificate made in its individual capacity and delivered pursuant hereto, (B) in its individual capacity to the Guarantor and the Lessee,
                  -
in respect of the representations, warranties and agreements in the Pass Through
Trust Documents or in any Officer's Certificate made in its individual capacity and delivered pursuant thereto and (C) in its individual capacity for the
                                    -
consequences of its own negligence or willful misconduct and for its failure to use ordinary care to disburse funds in accordance with the Pass Through Trust
Documents.

          17.11.  Jurisdiction; Service of Process.  Any legal action or
                  --------------------------------
proceeding with respect to this Participation Agreement or any other Operative
Document to which any party hereto is a signatory or against any such party or against the Indenture Estate or Trust Estate may be brought, at the option of any such party, in any of the courts in the State of New York or the Federal courts of the United States of America located in the City of New York, and each party hereto hereby unconditionally accepts the nonexclusive jurisdiction of the aforesaid courts.  To the extent permitted by applicable law, each party hereto irrevocably waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any of the aforesaid courts and any claim it may now or hereafter have that any such action or proceeding has been brought in an inconvenient forum.  To the extent permitted by applicable law, each party hereto further irrevocably consents to the service of process out of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail to such party's address for notices specified herein.  Nothing herein shall affect the right to serve process in any other manner permitted by law.

          17.12.  Instructions.  By their respective execution and delivery of
                  ------------
this Participation Agreement, each of the Owner Participant and the Pass Through
Trustee hereby instructs the Owner Trustee and the Indenture Trustee to execute and deliver this Participation Agreement.

                                       99

          17.13.  Rule Against Perpetuities.  The parties hereto do not intend
                  -------------------------
any interest created by this Participation Agreement or any Operative Document to be a perpetuity or to be subject to invalidation under any applicable perpetuities rule; however, if the rule is to be applied, then the perpetuities
                   -------
period shall be twenty-one (21) years after the last to die of the currently living great-grandchildren and/or grandchildren and/or children of former United
States President George H.W. Bush.

                                      100

          IN WITNESS WHEREOF, the parties hereto have each caused this Participation Agreement to be duly executed as of the date first above written.

                         MOBIL CHEMICAL FINANCE (TEXAS) INC.


                         By:_____________________________________
                            Name:
                            Title:


                         FLEET NATIONAL BANK


                         By:_____________________________________
                            Name:
                            Title:


                         WILMINGTON TRUST COMPANY, not in its individual capacity, except as provided herein, but solely as Owner Trustee


                         By:_____________________________________
                            Name:
                            Title:


                         STATE STREET BANK AND TRUST COMPANY, not in its individual ca pacity, except as provided herein, but solely as Indenture Trustee


                         By:_____________________________________
                            Name:
                            Title:



                        STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, except as provided herein, but solely as Pass Through Trustee


                         By:_____________________________________
                            Name:
                            Title:

                                      101

                                                        Schedule 1 to the
                                                        Participation Agreement



                       ADDRESSES FOR NOTICES AND PAYMENTS
                       ----------------------------------

LESSEE

Address:                 Mobil Chemical Finance (Texas) Inc.
                         c/o Mobil Oil Corporation
                         3225 Gallows Road
                         Fairfax, Virginia 22037-0001
                         Attention:  Treasury
                         Telephone:  (703) 846-3000
                         Telecopier:  (703) 846-1407

                              with a copy to:

                         Mobil Corporation
                         3225 Gallows Road
                         Fairfax, Virginia 22037-0001
                         Attention:  Treasurer

Payments:                Citibank, New York for Credit to Mobil Corporation
                         Account No. 3901-9788 for attention of Mary Lou Potenza
                         Citibank ABA 021000089


OWNER PARTICIPANT

Address:                 Fleet National Bank c/o Fleet Capital Corporation
                         Attn: General Counsel for Fleet Capital Corporation
                         50 Kennedy Plaza, 5th Floor
                         Providence, RI 02903-2305

Payments:                Fleet Bank
                         ABA#:011500010
                         Acct. Name: Fleet Capital Leasing
                         Acct. #015-5527767
                         Attn: 1997 Leveraged ease-Mobil

OWNER TRUSTEE

Address:                 Wilmington Trust Company
                         1100 North Market Street
                         Rodney Square North
                         Wilmington, Delaware 19890-0001
                         Attention:  Corporate Trust
                           Administration
                         Telephone:  (302) 651-1000
                         Telecopier:  (302) 651-8882

Payments:                Wilmington Trust Company
                         1100 North Market Street
                         Wilmington, Delaware 19890-0001
                         Attention: Corporate Trust
                         Administration/Charlotte Peglia
                         REF: Mobil/Acct. No. 41725-0
                         Phone:(302) 651-1000
                         Fax:(302) 651-8882


                                 102

PASS THROUGH TRUSTEE


Address:                                US MAIL:
                                        State Street Bank and Trust Company
                                        PO Box 778; Fourth Floor
                                        Corporate Trust Department
                                        Boston, Massachusetts 02102
                                        Attention:  Ruth A. Smith
                                        Telephone:  (617) 664-5340
                                        Telecopier:  (617) 664-5371

                                        COURIER OR OVERNIGHT MAIL:
                                        State Street Bank and Trust Company
                                        2 International Place, Fourth Floor
                                        Corporate Trust Department
                                        Boston, Massachusetts 02110
                                        Attention:  Ruth A. Smith

Payments:                               State Street Bank and Trust Company
                                        Boston, Massachusetts
                                        ABA #011-0000-28
                                        A/C #9900-314-7
                                        Ref:  Mobil Corporation Pass
                                        Through Trust 1997A
                                        Attention:  Christy O'Connor
INDENTURE TRUSTEE
Address:                                US MAIL:
                                        State Street Bank and Trust Company
                                        PO Box 778; Fourth Floor
                                        Corporate Trust Department
                                        Boston, Massachusetts 02102
                                        Attention:  Ruth A. Smith
                                        Telephone:  (617) 664-5340
                                        Telecopier:  (617) 664-5371

                                        COURIER OR OVERNIGHT MAIL:
                                        State Street Bank and Trust Company
                                        2 International Place, Fourth Floor
                                        Corporate Trust Department
                                        Boston, Massachusetts 02110
                                        Attention:  Ruth A. Smith

Payments:                               State Street Bank and Trust Company
                                        Boston, Massachusetts
                                        ABA #011-0000-28
                                        A/C #9900-314-7
                                        Ref:  Mobil Corporation Pass
                                        Through Trust 1997A
                                        Attention:  Christy O'Connor

                                      103

                                                         Schedule 2 to the
                                                         Participation Agreement



                              PRICING ASSUMPTIONS


Non-tax Pricing Assumptions
---------------------------
Closing Date:                          May 28, 1997

Basic Lease Term:                      Twenty years

Transaction Expenses Paid
 by the Owner Participant:             $1,311,000

Debt Rate:                              7.29%

Initial EBO Date:                       July 2, 2002

Lessor's Cost:                         $138,000,000

Second EBO Date:                        July 2, 2008

Debt Percentage:                        69.0804378

Tax Pricing Assumptions
-----------------------
The tax assumptions set forth in Section 2 of the Tax
 Indemnity Agreement.

                                                         Schedule 3 to the
                                                         Participation Agreement



                             FILINGS AND RECORDINGS
                             ----------------------

1. Memorandum of Ground Lease filed in the real property records of Jefferson County, Texas.

2. Conveyancing Instrument filed in the real property records of Jefferson County, Texas.

3. Memorandum of Lease filed in the real property records of Jefferson County, Texas.

4.   Indenture filed in the real property records of Jefferson County, Texas.

5.   Precautionary UCC-1 Financing Statements with regard to Lease filed with:

     5.1. Secretary of State of Texas;

     5.2. State Corporation Commission of Virginia;

     5.3. County Clerk's Office of Fairfax County, Virginia; and

     5.4.  Real property records of Jefferson County, Texas.

6.   UCC-1 Financing Statement with regard to Indenture filed with:

     6.1. Secretary of State of Texas;

     6.2. Secretary of State of Delaware; and

     6.3.  Real property records of Jefferson County, Texas.

                                      105